UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 14a-12

SUPER LEAGUE ENTERPRISE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Super League Enterprise, Inc.

2450 Colorado Avenue, Suite 100E

Santa Monica, California 90404

(213) 421-1920

September    , 2025

Dear Fellow Stockholder:

You are cordially invited to attend the 2025 annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) of Super League Enterprise, Inc. (the “Company”) to be held at 8 a.m., Pacific Daylight Time, on October [●], 2025. Details of the matters to be considered at the Meeting are included in the accompanying proxy statement (the “Proxy Statement”).

The Annual Meeting will be held via the Internet in a virtual format. Stockholders will be able to attend and submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/SLE2025. During the Meeting until polls are closed, you may vote by logging into the Annual Meeting using your stockholder information provided on the proxy card accompanying the Proxy Statement.

Details of the business to be conducted at the Annual Meeting are described in the Proxy Statement. We will begin mailing this Proxy Statement and all other related materials on or about September [●], 2025. We have also made a copy of our Annual Report on Form 10-K for the year ended December 31, 2024 (“Annual Report”) available with the Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

Your vote is important, regardless of the number of shares you hold. Even if you do not plan to attend the Annual Meeting, please vote your shares as promptly as possible. Voting promptly will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

We look forward to your participation in the Annual Meeting by attending virtually or by submitting your proxy.

Sincerely,

Ann Hand
Executive Chair

Super League Enterprise, Inc.

2450 Colorado Avenue, Suite 100E

Santa Monica, California 90404

(213) 421-1920

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October [●], 2025

To the Stockholders:

We are pleased to invite you to attend the 2025 annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) of Super League Enterprise, Inc., a Delaware corporation (the “Company”), which takes place on October [●], 2025 at 8:00 a.m., Pacific Daylight Time. The Annual Meeting will be a virtual meeting, held on the Internet at www.virtualshareholdermeeting.com/SLE2025 for the following purposes:

1.

to re-elect one of our current directors and elect our current President and Chief Executive Officer to serve as Class II directors until our 2028 annual meeting of stockholders, or until their respective successors are duly elected and qualified (“Proposal No. 1”);

2.

to approve, for purposes of complying with the shareholder approval requirements of Nasdaq Listing Rule 5635(d), the full issuance of (i) up to $20,000,000 in shares of our common stock, par value $0.001 per share (“Common Stock”), at purchase prices to be determined at the time of such issuances and (ii) up to 300,000 shares of Common Stock underlying certain Pre-Funded Warrants at an exercise price of $0.001 per share issued as a commitment fee, in each case pursuant to an equity purchase agreement dated as of July 10, 2025 (“Proposal No. 2”);

3.

to approve, for purposes of complying with the shareholder approval requirements of Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock to a certain accredited investor (“YP”) upon (i) conversion of a certain Senior Secured Convertible Note at an initial conversion price of $6.81 per share and (ii) the exercise of warrants to purchase Common Stock at an initial exercise price of $5.361 per share issued by us, in each case pursuant to the terms of that certain Securities Purchase Agreement, dated July 10, 2025, by and among the Company and YP (“Proposal No. 3”);

4.

to approve, for purposes of complying with the shareholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of up to: (i) 20,000,000 shares of our Common Stock at a purchase price of $1.00 per share, (ii) warrants to purchase 29,200,000 shares of our Common Stock at an initial exercise price of $1.00 per share pursuant to the terms of a Securities Purchase Agreement, to be entered into by and among the Company and certain accredited investors, and (iii) placement agent warrants to purchase Common Stock, which, after giving effect to such issuances, will result in a change of control for purposes of the Nasdaq Listing Rules (“Proposal No. 4”);

5.

if and only if Proposal No. 4 is approved, to approve, for purposes of complying with the shareholder approval requirements of Nasdaq Listing Rule 5635(d), the issuance of (i) up to 4,700,000 shares of Common Stock upon conversion of the Company’s Series C Convertible Preferred Stock, and (ii) warrants to purchase 2,000,000 shares of Common Stock at an initial exercise price of $1.00 per share, pursuant to an Exchange Agreement, which amount is in excess of 20% of our Common Stock currently issued and outstanding (“Proposal No. 5”);

6.

if and only if Proposal No. 4 and Proposal No. 5 are approved, to approve, for purposes of complying with the requirements of Nasdaq Listing Rule 5635(d), the exercise of: (i) certain warrants to purchase up to 2,346,641 shares of Common Stock at an initial exercise price of $1.00 per share to be issued to the holders of the Company’s Series B Convertible Preferred Stock (the “Series B Warrants”), and the issuance of up to 2,346,641 shares of Common Stock underlying such Series B Warrants; and (ii) financial advisory warrants to purchase up to 350,000 shares of Common Stock at an initial exercise price of $1.00 per share (“Proposal No. 6”);

7.

to approve the Third Amended and Restated Certificate of Incorporation of Super League Enterprise, Inc. (the “Charter”), amending and restating the Company’s Second Amended and Restated Certificate of Incorporation (the “Previous Charter”), which such amendments are being made to (i) increase the number of shares of authorized Common Stock from 400,000,000 shares to 750,000,000 shares; and (ii) to grant certain rights to stockholders of our preferred stock (“Preferred Stockholders”) such that Preferred Stockholders have the power to amend their respective preferred stock certificates of designations (“COD”) without further approval from other classes of stock, subject to applicable law (“Proposal No. 7”);

8.

to approve an amendment to our 2025 Omnibus Equity Incentive Plan (“2025 Plan”) to increase the number of shares of Common Stock available for issuance under the 2025 Plan, to 25% of the number of issued and outstanding shares of Common Stock, including Preferred Stock on an “as-converted” basis, immediately following the close of the transactions contemplated in Proposals No. 4, 5, and 6 (“Proposal No. 8”);

9.	to ratify the appointment of Withum Smith + Brown, PC as our independent auditors for the fiscal year ending December 31, 2025 (“Proposal No. 9”);

10.

to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the re-election of our current directors to serve as Class II directors until our 2028 annual meeting of stockholders and to approve Proposals No. 2, 3, 4, 5, 6, 7, 8, and 9 (“Proposal No. 10”); and

11.	to vote upon such other matters as may properly come before the Meeting or any adjournment or postponement of the Meeting.

The foregoing proposals are more fully described in the accompanying Proxy Statement, which forms a part of this Notice of Annual Meeting of Stockholders.

Beginning on or about September [●], 2025, we mailed copies of this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”) and other related materials to stockholders entitled to receive notice of and to vote at the Meeting. Please refer to these materials for instructions regarding virtual attendance at the Annual Meeting and how to submit your vote for the proposals described in this Proxy Statement. The Proxy Statement and the Annual Report are available online at: www.proxyvote.com.

The close of business on September 22, 2025 (the “Record Date”) has been fixed as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Only holders of our outstanding Common Stock, and holders of our outstanding preferred stock, par value $0.001 per share, including our Series AA Convertible Preferred Stock, Series AAA Convertible Preferred Stock, Series AAA-2 Convertible Preferred Stock, Series AAA Junior Convertible Preferred Stock, Series AAA-2 Junior Convertible Preferred Stock, Series AAAA Junior Convertible Preferred Stock and Series B Convertible Preferred Stock (collectively, the “Preferred Stock”), as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, located at 2450 Colorado Avenue, Suite 100E, Santa Monica, California 90404, during normal business hours for a period of ten days prior to the Annual Meeting, and at the Annual Meeting.

Whether or not you expect to attend the virtual Annual Meeting, we urge you to vote your shares as promptly as possible by Internet or telephone so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors recommends that you vote “FOR” each of the Class II director nominees identified in Proposal No. 1, and “FOR” Proposals No. 2, 3, 4, 5, 6, 7, 8, 9, and 10. Each of these Proposals are described in detail in the Proxy Statement.

COPIES OF THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT: WWW.PROXYVOTE.COM

By Order of the Board of Directors,

Ann Hand
Executive Chair

Santa Monica, California

September [●], 2025

Super League Enterprise, Inc.

2450 Colorado Avenue, Suite 100E

Santa Monica, California 90404

(213) 421-1920

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (“Board”) of Super League Enterprise, Inc., a Delaware corporation (the “Company”), for use at the Company’s 2025 annual meeting of stockholders (the “Annual Meeting” or the “Meeting”). The Meeting will take place exclusively in a virtual meeting format on October [●], 2025, at 8:00 a.m., Pacific Daylight Time, and will be held via the Internet at: www.virtualshareholdermeeting.com/SLE2025.

Beginning on or about September [●], 2025, we mailed copies of this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”) and other related materials to stockholders entitled to receive notice of and to vote at the Meeting. Please refer to these materials for instructions regarding virtual attendance at the Annual Meeting and how to submit your vote for the proposals described in this Proxy Statement.

This Proxy Statement and the Annual Report can also be accessed free of charge online as of [●], 2025 at: www.proxyvote.com.

Voting

The specific proposals to be considered and acted upon at the Annual Meeting are each described in this Proxy Statement. Only holders of our outstanding common stock, par value $0.001 per share (“Common Stock”), and holders of our outstanding preferred stock, including our Series AA Convertible Preferred Stock (the “AA Preferred”), Series AAA Convertible Preferred Stock (the “AAA Preferred”), Series AAA-2 Convertible Preferred Stock (the “AAA-2 Preferred”), Series AAA Junior Convertible Preferred Stock (the “AAA Jr. Preferred), Series AAA-2 Junior Convertible Preferred Stock (the “AAA-2 Jr. Preferred”), Series AAAA Junior Convertible Preferred Stock (the “AAAA Jr. Preferred”), and Series B Convertible Preferred Stock (the “Series B Preferred”), each series of preferred stock having a par value of $0.001 per share (collectively, the “Preferred Stock”), as of the close of business on September 22, 2025 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were the following shares of Preferred Stock outstanding: (i) 153 shares of Series AA Preferred; (ii) 115 shares of Series AAA Preferred; (iii) 156 shares of Series AAA-2 Preferred; (iv) 5 shares of Series AAA Jr. Preferred; (v) 10 shares of Series AAA-2 Jr. Preferred; (vi) 2,798,399 shares of Series AAAA Preferred; and (vii) 15,987 shares of Series B Preferred.

Each holder of the Company’s voting securities is entitled, to the extent such voting securities are held by such holder on the Record Date, to: (i) one vote for each share of Common Stock held; (ii) 14 votes for each share of AA Preferred held; (iii) 50 votes for each share of AAA Preferred held; (iv) 49 votes for each share of AAA-2 Preferred held; (v) 67 votes for each share of AAA Jr. Preferred; (vi) 67 votes for each share of Series AAA-2 Jr. Preferred; (vii) .20 of a vote for each share of Series AAAA Jr. Preferred; and (viii) 143 votes for each share of Series B Preferred. Holders of Preferred Stock vote together with the Common Stock on an as-converted basis. As of the Record Date, outstanding shares represented 3,987,244 votes, consisting of 1,117,021 votes attributable to Common Stock and, after giving effect to the beneficial ownership limitations of our Preferred Stock, 2,870,223 votes attributable to Preferred Stock.

Quorum

In order for any business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either by virtual attendance or by proxy, of the holders of shares of stock having at least one-third (1/3) majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting will constitute a quorum for the transaction of business. If you submit a properly executed proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of establishing a quorum. Shares that constitute broker non-votes will also be counted as present at the Annual Meeting for the purpose of establishing a quorum. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Attendance at the Annual Meeting

We will host the virtual Meeting live online, via Internet webcast. You may attend the Meeting virtually by visiting www.virtualshareholdermeeting.com/SLE2025. The Internet webcast will start at 8:00 a.m., Pacific Daylight Time, on October [●], 2025.

To access the virtual Meeting, please go to www.virtualshareholdermeeting.com/SLE2025. You will have the option to log in to the virtual Meeting as a “Stockholder” with a control number or as a “Guest.” If you are a stockholder of record as of the Record Date, you may log in as a “Stockholder” using the control number and password for the Meeting, both of which can be found on your proxy card. If you are not a stockholder of record, but hold shares through an intermediary, such as a bank or broker, trustee or nominee (sometimes referred to as holding in “street name”), you may attend the Meeting as “Guest” by entering your name and email address. As a “Guest”, you will have access to the Meeting materials and will be able to ask questions during the Meeting, but you will not be able to vote during the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, and you desire to vote during the Meeting, you must register in advance to attend the Meeting as a “Stockholder”. To register to attend the virtual Meeting as a “Stockholder”, you must provide proof of beneficial ownership as of the Record Date, such as an account statement, legal proxy from your broker, or similar evidence of ownership along with your name and email address to Issuer Direct.

Whether you attend the Meeting as a “Stockholder” or as a “Guest”, please allow yourself ample time for the online check-in procedures.

Questions at the Annual Meeting

By accessing www.virtualshareholdermeeting.com/SLE2025 on the Internet, our stockholders will be able to submit questions in writing in advance of or during the Meeting, vote, view the Meeting procedures, and obtain copies of proxy materials. Stockholders will need their unique control number which appears on the proxy card accompanying this Proxy Statement and the instructions that accompanied the proxy materials.

Voting

If you are a stockholder of record as of the Record Date, there are four ways you can vote:

1.	By the Internet: If you are a stockholder as of the Record Date, you may vote over the Internet by following the instructions provided on your proxy card.

2.	By Telephone: You may vote by telephone by following the instructions on your proxy card.

3.	By Postal Mail: If you requested printed copies of proxy materials and are a stockholder as of the Record Date, you may vote by mailing your proxy as described in the proxy materials.

4.

During the Meeting: You will have the ability to attend the virtual Meeting and vote online via the Internet during the Meeting. The Meeting will be a virtual only meeting and can be accessed on the Internet at www.virtualshareholdermeeting.com/SLE2025. Submitting a proxy will not prevent a stockholder from attending the Meeting virtually, revoking an earlier-submitted proxy in accordance with the process outlined below and voting online during the Meeting.

In order to be counted, proxies submitted electronically by telephone or the Internet must be received by 11:59 p.m., Eastern Daylight Time, on October [●], 2025. Proxies submitted by postal mail must be received before the start of the virtual Meeting.

If you hold your shares through a bank or broker, please follow their instructions.

Required Vote for Approval

The vote required for each proposal and the treatment and effect of abstentions and broker non-votes with respect to each proposal is as follows:

No.	Proposal	Vote Required

1.	Election of the two Class II director nominees named in this Proxy Statement, each for a term to conclude at the 2028 annual meeting of stockholders.	The two Class II director nominees who receive the greatest number of votes cast “FOR” at the Annual Meeting by the shares present, either in person or by proxy, and entitled to vote, will be elected to serve on our Board of Directors until our 2028 annual meeting of stockholders, or until her or his successor is duly elected and qualified.

2.	To approve the issuance of (i) up to $20,000,000 in shares of our Common Stock at purchase prices to be determined as of the time of such issuances, and (ii) up to 300,000 shares of Common Stock underlying certain Pre-Funded Warrants at an exercise price of $0.001 per share, in each case issuable pursuant to the Equity Purchase Agreement, in order to comply with Listing Rule 5635(d) of the Nasdaq Capital Market (“Nasdaq”) (“Proposal No. 2”).	Affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter. This means that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

3.	To approve, for purposes of complying with the shareholder approval requirements of Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock to a certain accredited investor (“YP”) upon (i) conversion of a certain Senior Secured Convertible Note (the “Convertible Note”) at an initial conversion price of $6.81 per share, and (ii) the exercise of warrants to purchase Common Stock issued by us (the “YP Warrants”) at an initial exercise price of $5.361 per share, in each case pursuant to the terms of that certain Securities Purchase Agreement (the “YP Purchase Agreement”), dated July 10, 2025, by and among the Company and YP (“Proposal No. 3”).	Affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter. This means that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

4.	to approve, for purposes of complying with the shareholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of up to: (i) 20,000,000 shares of our Common Stock (the “PIPE Common Shares”) at a purchase price of $1.00 per share, (ii) warrants to purchase 29,200,000 shares of our Common Stock at an initial exercise price of $1.00 per share (the “PIPE Warrants”) pursuant to the terms of a Securities Purchase Agreement (the “PIPE Purchase Agreement”), to be entered into by and among the Company and certain accredited investors, and (iii) placement agent warrants to purchase Common Stock, which, after giving effect to such issuances, will result in a change of control for purposes of Nasdaq rules (“Proposal No. 4”).	Affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter. This means that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

5.	if and only if Proposal No. 4 is approved, to approve, for purposes of complying with the shareholder approval requirements of Nasdaq Listing Rule 5635(d), the issuance of (i) up to 4,700,000 shares of Common Stock upon conversion of the Company’s Series C Convertible Preferred Stock, and (ii) warrants to purchase 2,000,000 shares of Common Stock at an initial exercise price of $1.00 per share, pursuant to an Exchange Agreement, which amount is in excess of 20% of our Common Stock currently issued and outstanding (“Proposal No. 5”).	Affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter. This means that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

6.	if and only if Proposal No. 4 and Proposal No. 5 are approved, to approve, for purposes of complying with the requirements of Nasdaq Listing Rule 5635(d), (i) the exercise of certain warrants to purchase 2,346,641 shares of Common Stock at an initial exercise price of $1.00 per share to be issued to the holders of the Company’s Series B Convertible Preferred Stock; and (ii) financial advisory warrants to purchase up to 350,000 shares of Common Stock at an initial exercise price of $1.00 per share (“Proposal No. 6”).	Affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter. This means that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal

7.	to approve our Third Amended and Restated Certificate of Incorporation (the “Charter”), which amends our Second Amended and Restated Certificate of Incorporation: (i) to increase the number of shares of authorized Common Stock from 400,000,000 shares to 750,000,000 shares; and (ii) to grant certain rights to stockholders of our preferred stock (“Preferred Stockholders”) such that Preferred Stockholders have the power to amend their respective preferred stock certificates of designations (“COD”) without further approval from other classes of stock, subject to applicable law (“Proposal No. 7”).	Affirmative vote of the holders of a majority of our outstanding voting securities on an as-converted basis (meaning that of the outstanding voting securities, voting on an as-converted basis, a majority of such securities must be voted “FOR” the proposal to be approved). Abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal.

8.	to approve an amendment to our 2025 Omnibus Equity Incentive Plan (“2025 Plan”) to increase the number of shares of Common Stock available for issuance under the 2025 Plan to 25% of the number of issued and outstanding shares of Common Stock, including Preferred Stock on an “as-converted” basis, immediately following the close of the transactions contemplated in Proposals No. 4, 5, and 6 (“Proposal No. 8”).	Affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter. This means that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

9.	To ratify the appointment of Withum Smith + Brown, PC as our independent auditors for the fiscal year ending December 31, 2025 (“Proposal No. 9”).	Affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter. This means that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

9.	To approve an adjournment of the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve the election of the two Class II Directors and approve Proposals Nos. 2, 3, 4, 5, 6, 7, 8, and 9 (“Proposal No. 10”).	Affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter. This means that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Abstentions and Broker Non-Votes

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes “AGAINST” a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the voting power present and entitled to vote at the Annual Meeting. Abstaining from voting for Proposal Nos. 2, 3, 4, 5, 6, 7, 8, 9, and 10 will have the same effect as a vote “AGAINST” such proposals.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The ratification of the independent registered public accountants, for example, is a routine proposal. As brokers and other nominees may not vote on “non-routine” proposals, a broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include Proposal Nos. 1, 2, 3, 4, 5, 6, 7, 8, and 10. Accordingly, we encourage you to provide voting instructions to your broker or other nominee, regardless of whether or not you plan to attend the meeting.

Voting and Revocation of Proxies

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR Proposal No. 1; (ii) FOR Proposal No. 2; (iii) FOR Proposal No. 3; (iv) FOR Proposal No. 4; (v) FOR Proposal No. 5; (vi) FOR Proposal No. 6; (vii) FOR Proposal No. 7; (viii) FOR Proposal No. 8; (ix) FOR Proposal No. 9; and (x) FOR Proposal No. 10 in the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing, with our Corporate Secretary at our principal executive offices, located at 2450 Colorado Avenue, Suite 100E, Santa Monica, California 90404, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting virtually. Attendance at the virtual Annual Meeting alone will not revoke your proxy. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the virtual Annual Meeting.

No Appraisal Rights

The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

Solicitation

We will bear the entire cost of solicitation, including the preparation, printing and mailing of the Proxy Statement, Annual Report and related materials, and any other solicitation materials or services we may use in connection with the virtual Meeting or any adjournment thereof, as well as the preparation and posting of all proxy materials furnished to the stockholders in connection with the Meeting or any adjournment thereof.

Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation, by telephone, email or other means, by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

Page
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	1

PROPOSAL NO. 1 - ELECTION OF TWO CLASS II DIRECTOR NOMINEES	2

DIRECTOR NOMINEES AND OUR BOARD OF DIRECTORS	3

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION	11

PAY VERSUS PERFORMANCE	19

NON-EXECUTIVE DIRECTOR COMPENSATION	22

PROPOSAL NO. 2 - APPROVAL, FOR PURPOSES OF COMPLYING WITH THE SHAREHOLDER APPROVAL REQUIREMENTS OF NASDAQ LISTING RULE 5635(D), THE FULL ISSUANCE OF (I) UP TO $20,000,000 IN SHARES OF OUR COMMON STOCK AT PURCHASE PRICES TO BE DETERMINED AT THE TIME OF SUCH ISSUANCES, AND (II) UP TO 300,000 SHARES OF COMMON STOCK UNDERLYING CERTAIN PRE- FUNDED WARRANTS ISSUED AT AN EXERCISE PRICE OF $0.001 PER SHARE AS A COMMITMENT FEE, IN EACH CASE PURSUANT TO AN EQUITY PURCHASE AGREEMENT DATED AS OF JULY 10, 2025	24

PROPOSAL NO. 3 - TO APPROVE, FOR PURPOSES OF COMPLYING WITH THE SHAREHOLDER APPROVAL REQUIREMENTS OF NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF SHARES OF COMMON STOCK TO YP UPON (I) CONVERSION OF THE CONVERTIBLE NOTE AT AN INITIAL CONVERSION PRICE OF $6.81 PER SHARE, AND (II) THE EXERCISE OF THE YP WARRANTS AT AN INITIAL EXERCISE PRICE OF $5.361 PER SHARE, IN EACH CASE PURSUANT TO THE YP PURCHASE AGREEMENT, BY AND AMONG THE COMPANY AND YP	28

PROPOSAL NO. 4 - TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULES 5635(B) AND 5635(D), THE ISSUANCE OF: (I) UP TO 20,000,000 SHARES OF OUR COMMON STOCK AT A PURCHASE PRICE OF $1.00 PER SHARE IN A PROPOSED FINANCING; (II) UP TO 29,200,000 SHARES UPON THE EXERCISE OF COMMON STOCK WARRANTS AT AN INITIAL EXERCISE PRICE OF $1.00 PER SHARE; AND (III) UP TO 500,000 SHARES UPON THE EXERCISE OF PLACEMENT AGENT WARRANTS AT AN INITIAL EXERCISE PRICE OF $1.00.	32

PROPOSAL NO. 5 - IF, AND ONLY IF, PROPOSAL 4 IS APPROVED, APPROVAL OF THE ISSUANCE OF THE YP EXCHANGE AGREEMENT SHARES, SERIES C WARRANT SHARES AT AN INITIAL EXERCISE PRICE OF $1.00 PER SHARE AND ANTI-DILUTION FEATURES OF SERIES C WARRANTS	36

PROPOSAL NO. 6 - IF, AND ONLY IF, PROPOSAL 4 AND PROPOSAL NO. 5 ARE APPROVED, TO APPROVE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), THE EXERCISABILITY OF COMMON STOCK PURCHASE WARRANTS AT AN INITIAL EXERCISE PRICE OF $1.00 PER SHARE, THE ISSUANCE OF UP TO 2,346,641 SHARES OF COMMON STOCK THAT WOULD UNDERLY SUCH WARRANTS, THE EXERCISABILITY OF FINANCIAL ADVISORY WARRANTS TO PURCHASE COMMONS TOCK, AND THE ISSUANCE OF 350,000 SHARES OF COMMON STOCK THAT UNDERLY SUCH WARRANTS	40

PROPOSAL NO. 7 - APPROVAL OF THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SUPER LEAGUE ENTERPRISE, INC	42

PROPOSAL NO. 8 - INCREASE IN COMMON STOCK AVAILABLE UNDER THE 2025 OMNIBUS EQUITY INCENTIVE PLAN	45

PROPOSAL NO. 9 - RATIFICATION OF THE APPOINTMENT OF WITHUM SMITH + BROWN PC TO SERVE AS OUR REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR	50

PROPOSAL NO. 10 - APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS NO. 1, 2, 3, 4, 5, 6, 7, 8, and 9	52

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are based on expectations, estimates and projections as of the date of this Proxy Statement. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions and future performance, including, without limitation, statements regarding the principal effects of the transactions discussed under Proposals No. 1, 2, 3, 4, 5, 6, 7, 8, and 9, along with the effects should such Proposals No. 1, 2, 3, 4, 5, 6, 7, 8, and 9 be approved, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “can,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential”, “will”, “forecast” and other similar words and expressions of the future. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results, including:

●

the effect of the issuance of shares of Common Stock pursuant to (i) the Equity Purchase Agreement, (ii) the Convertible Note and YP Warrants, (iii) the PIPE Purchase Agreement, (iv) the PIPE Warrants, (v) the Series C Convertible Preferred Stock, (vi) the Series C Warrants, and (vii) the Series B Warrants;

●	the effect of the Equity Purchase Agreement, the Convertible Promissory Note, the YP Warrants, Series C Preferred, Series C Warrants, and Series B Warrants on the liquidity of our Common Stock;

●	the effect of the PIPE Purchase Agreement; and

●	our ability to regain and maintain compliance with the listing standards of Nasdaq.

We caution you that the foregoing list may not contain all of the forward-looking statements made in this Proxy Statement. We have based these forward-looking statements largely on our current expectations about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in each of Proposals No. 1, 2, 3, 4, 5, 6, 7, 8, and 9, and in our other filings with the Securities and Exchange Commission (the “SEC”). In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Proxy Statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this Proxy Statement to conform these statements to actual results or to changes in our expectations.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF TWO CLASS II DIRECTOR NOMINEES

General

Our Amended and Restated Bylaws (“Bylaws”) provide that the number of directors that constitute the entire Board of Directors shall be fixed from time to time by resolution adopted by a majority of the entire Board, but that in no event shall the number be less than one. Our Board currently consists of the following five persons:

Ann Hand Executive Chair Jeff Gehl* Independent Director Mark Jung Independent Director	Kristin Patrick Independent Director Bant Breen Independent Director

*	Director Nominees at the Annual Meeting

At our 2020 annual meeting of stockholders, our stockholders approved, and we effected an amendment to our Charter to classify our Board of Directors into three classes with staggered three-year terms (with the exception of the expiration of the initial Class I and Class II directors which concluded in 2021 and 2022, respectively). Pursuant to this amendment to our Charter, our Board is now classified into three classes with staggered three-year terms designated as follows:

●	Class I, comprised of two directors, Kristin Patrick and Brant Been (with terms expiring at our 2027 annual meeting of stockholders);

●	Class II, comprised of one director, Jeff Gehl (with a term expiring at the Annual Meeting); and

●	Class III, comprised of two directors, Ann Hand and Mark Jung (with terms expiring at our 2026 annual meeting of stockholders).

Jeff Gehl has been nominated by our Nominating and Governance Committee for election as a Class II director at the Annual Meeting. Mr. Gehl is currently serving a term which expires at our Annual Meeting. In addition, Matt Edelman, our President and Chief Executive Officer, has been nominated by our Nominating and Governance Committee for election as a Class II director. If any of the director nominees is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, and the Board may be reduced accordingly. The Board has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

Required Vote and Recommendation

At the recommendation of the Nominating and Governance Committee, the Board has nominated Jeff Gehl for re- election, and Matt Edelman for election, as Class II directors, each for a term expiring at the 2028 annual meeting of stockholders. Director nominees are elected by a plurality of the votes cast at the meeting and entitled to vote. This means that the nominees for directors who receive the highest number of affirmative votes cast at the Annual Meeting, up to the number of directors to be elected, will be elected as directors. Abstentions and broker non-votes will have no effect on the outcome of the election of the directors.

Our Board of Directors unanimously recommends that you vote FOR Mr. Gehl and Mr. Edelman.

DIRECTOR NOMINEES AND OUR BOARD OF DIRECTORS

Mr. Gehl and Mr. Edelman have each consented to being named as a director nominee in this Proxy Statement and agreed to serve if re-elected and elected, respectively. Set forth below is information about the two director nominees, including each such individual’s principal occupation, business experience and qualifications that led the Company’s Board of Directors to conclude that each such director nominee should serve on the Board of Directors.

Director Biographies

The following section sets forth certain information regarding the nominees for election as directors and the standing directors of the Company.

Director Nominee with a Term Expiring at the Annual Meeting

Jeff Gehl

Independent Director

Mr. Gehl has served as a director on our Board since 2015. Mr. Gehl is a co-owner at VLOC LLC. Since 2001, Mr. Gehl has been a Managing Partner of RCP Advisors. Mr. Gehl is responsible for leading RCP's client relations function and covering private equity fund managers in the western United States. He is a General Partner of BKM Capital Partners, L.P. Previously, Mr. Gehl was an Advisor at Troy Capital Partners until 2018. In addition, Mr. Gehl founded and served as Chairman and Chief Executive Officer of MMI, a technical staffing company, and acquired Big Ballot, Inc., a sports marketing firm. He currently serves as a Director of P10 Industries, Inc., a Director of Veritone, Inc. (NASDAQ: VERI) and an Advisory Board member of several of RCP’s underlying funds, as well as Accel-KKR and Seidler Equity Partners. Mr. Gehl was the Manager of VLOC. Mr. Gehl received the 1989 “Entrepreneur of the Year” award from University of Southern California’s Entrepreneur Program. He obtained a Bachelor of Science in Business Administration from the University of Southern California's Entrepreneur Program.

Mr. Gehl’s wide range of experience in financing, developing and managing high-growth technology companies, as well as his entrepreneurial experience, has considerably broadened the Board’s perspective, particularly as the Company engaged in capital raising activities to fund the early stages of its development. Mr. Gehl also serves as our Board-designated “audit committee financial expert,” as the Chair of the Board’s Audit Committee and as a member of the Nominating and Governance Committee.

New Class II Director Nominee

Matt Edelman

Chief Executive Officer & President

Mr. Edelman was appointed our Chief Executive Officer effective April 1, 2025 and has served as the Company’s President since January 2023. From July 2017 to March 31, 2025, Mr. Edelman served as the Company’s Chief Commercial Officer, during which time he oversaw the Company’s revenue, marketing, content, creative services and business development activities. Mr. Edelman is the owner of PickTheBrain, a leading digital self-improvement business, a board member and marketing committee member of the Epilepsy Foundation of Greater Los Angeles and has over 20 years of experience working in the digital and traditional media and entertainment industries. Since 2001, he has served as an advisor and consultant to numerous digital and media companies, including, amongst others, Nike, Marvel, MTV, Sony Pictures, 20th Century Fox and TV Guide. Prior to joining the Company, from 2014 to 2017, Mr. Edelman served as the Head of Digital Operations and Marketing Solutions at WME-IMG (now Endeavor), where he was responsible for several areas, including digital audience and revenue growth through content, social media and paid customer acquisition across the company’s global live events business within sports, fashion, culinary and entertainment verticals; digital marketing services for consumer brands, college athletics programs and talent; and management of direct-to-consumer digital content businesses, including both eSports and Fashion OTT properties. From 2010 to 2013, Mr. Edelman served as the Chief Executive Officer of Glossi (previously ThisNext), an authoring platform enabling individuals to create their own digital magazines. Previously, Mr. Edelman also founded and/or served in executive positions at multiple early-stage digital media companies. Mr. Edelman earned a Bachelor of Arts in Politics from Princeton University. Mr. Edelman served as the Company’s Chief Commercial Officer during the fiscal year ended December 31, 2022, was appointed as President on January 13, 2023, and appointed as Chief Executive Officer as of April 1, 2025

Continuing Directors

Ann Hand

Executive Chair

Ms. Hand has served as our Executive Chair since April 1, 2025. From June 2015 to March 31, 2025, Ms. Hand served as our Chief Executive Officer and Chair of the Board. From June 2015 to January 13, 2023, Ms. Hand also served as our President. Over the past 20 years, Ms. Hand has served as a market-facing executive with a track record in brand creation and turn-around with notable delivery at the intersection of social impact with consumer trends and technology to create bold offers, drive consumer preference and deliver bottom line results. Prior to joining the Company, from 2009 to 2015, Ms. Hand served as Chief Executive Officer and as a director of Project Frog, a venture-backed firm with a mission to democratize healthy, inspired buildings that are better, faster, greener, and more affordable than traditional construction. From 1998 through 2008, Ms. Hand served in various senior executive positions with BP plc, including Senior Vice President, Global Brand Marketing & Innovation from 2005 to 2008, during which time she led many award-winning integrated marketing campaigns and oversaw the entire brand portfolio of B2C and B2B brands, including BP, Castrol, Arco, am/pm and Aral. Additionally, she served as Chief Executive, Global Liquefied Gas Business Unit with full profit and loss accountability across 15 countries and 3,000 staff, covering operations, logistics, sales and marketing with over $3 billion in annual revenue. Ms. Hand was recognized by Goldman Sachs - “100 Most Intriguing Entrepreneurs” in 2014, by Fortune - “Top 10 Most Powerful Women Entrepreneurs” in 2013, and Fast Company – “100 Most Creative People” in 2011. Ms. Hand earned a Bachelor of Arts in Economics from DePauw University, an MBA from Northwestern’s Kellogg School of Management, and completed executive education at Cambridge, Harvard and Stanford Universities.

Ms. Hand’s extensive background in corporate leadership and her practical experience in brand creation and turn- arounds directly align with the Company’s focus, and ideally position her to make substantial contributions to the Board, both as Chair of the Board and as the leader of the Company’s executive team.

Mark Jung

Independent Director

Mr. Jung has served as a director on our Board since July 2019. Mr. Jung currently leads the Operating Partner Group at Astira Capital Partners, a mid-market private equity firm focused on B2B workflow solution providers. Mr. Jung has held this position since the fund's inception in June 2023. Between May 2019 and June 2023, Mr. Jung served as an independent consultant to multiple media and technology companies. Previously, Mr. Jung served on the board of directors of Accela, a leading provider of cloud-based productivity and civic engagement solutions for government, from March 2016 to April 2019. During his tenure on the board of Accela, Mr. Jung also held executive management positions for Accela, including as Chairman and interim Chief Executive Officer from August 2016 to March 2017 and from April 2018 to October 2018, as well as serving as Executive Chairman from March 2017 to April 2018. Prior to Accela, Mr. Jung served as Executive Chairman of OL2, a leading cloud solutions provider for gaming and graphics-rich applications, from May 2013 to March 2015; Samba Safety, a provider of driver risk management solutions from May 2016 to September 2021; and ReadyUp, a provider of an esports platform for player networking and team management from March 2019 to February 2023. Currently, Mr. Jung serves as a member of the board of directors of Millennium Trust Company, a leading financial services company offering niche alternative custody solutions to institutions, advisors and individuals; Inmar, a provider of intelligent commerce network solutions; and PocketRN, a telenursing platform and services provider. Mr. Jung graduated with a BS in engineering from Princeton University and received his MBA from Stanford University Graduate School of Business.

With over three decades of experience serving as a C-suite executive at several prominent companies within the digital entertainment and video game industries, and extensive public and private board member experience, we believe Mr. Jung provides our Board with invaluable knowledge and insight regarding key strategies and best practices for building gaming communities and creating a demand for gaming-related content in the market that can accelerate our audience development and content monetization strategies, and will also share key learnings with Super League gained from his experience navigating the transition of companies from private to public. Mr. Jung also serves as Chair of the Board’s Compensation Committee and as a member of the Audit Committee.

Kristin Patrick

Independent Director

Ms. Patrick has served as a director on our Board since November 2018 and currently serves as President, CMO and Chief Digital Officer of LVMH, Marc Jacobs since May of 2024. Previously, Ms. Patrick served as Executive Vice President, Chief Marketing Officer and Head of E-commerce of Claire's. Ms. Patrick also served as Global Chief Marketing Officer at Pepsico, Inc., a position she held from June 2013 to January 2019. Prior to her time with Pepsico, Inc., Ms. Patrick served as Chief Marketing Officer of Playboy Enterprises, Inc. and has also held positions with Walt Disney Company, Calvin Klein, Revlon, NBC Universal and Gap, Inc. A Brandweek "Next Gen Marketer", Reggie Award recipient, Forbes Top 50 Marketer, and Adweek Marketing Vanguard, Ms. Patrick received her Bachelor of Arts from Emerson College and J.D. from Southwestern University

As we continue to expand the visibility of our brand, we believe Ms. Patrick will provide instrumental input on our marketing efforts, and will assist the Board and management with initiating marketing programs to enable us to meet our short-term and long-term growth objectives. Ms. Patrick also serves as a member of the Board’s Compensation Committee and the Nominating and Governance Committee.

Bant Breen

Independent Director

Mr. Breen has served as a director on our Board since April 2025 and is the Founder, and current Chairman and Chief Executive Officer of Qnary, a global technology and solutions leader in digital reputation growth solutions for professionals and brands, founded in 2011. Mr. Breen is also the host of The UNCAGED Show, a webcast/podcast that celebrates thought leadership from today's top business leaders. Prior to founding and serving as Chairman and CEO of Qnary, Bant served from January 2006 to November 2011 in numerous executive roles at Interpublic Group (NYSE: IPG) (“IPG”), including Chief Executive Officer of IPG’s Reprise Media Worldwide, a global search and social media agency, as President of IPG’s Initial Worldwide, as President of IPG’s The Futures Marketing Group, as founder of Ansible, IPG's Mobile Marketing Agency, and as EVP, Global Director of Digital Communications, of IPG’s Universal McCann. Before joining IPS, Mr. Breen was the Founder and President of BB Dentsu, a strategic marketing and communications consultancy affiliated with Dentsu Inc., and Mr. Breen led global digital advertising activities for Leo Burnett Worldwide. Mr. Breen served on the board of directors of Harte Hanks Inc. (Nasdaq: HHS) during 2018 and 2019. Mr. Been received a B.A. from Duke University, North Carolina, an M.A. and B.A. from the University of Cambridge, Trinity College, Cambridge, England, and is an Adjunct Professor in Media and Marketing at Blanquerna-Ramon Llull University, Barcelona, Spain.

We believe Mr. Breen’s thirty year career as an advertising executive for several of the largest global agencies will add significant insights, partnership opportunities, industry relationships, and creativity in assisting with our overall strategy. Mr. Breen serves as a member of the Board’s Strategic and Nominating and Governance Committees.

Board Composition and Election of Directors

Board Composition

Name	Age	Positions	Class	Director Since	Committee Memberships
					AC	CC	NGC	SC
Ann Hand	56	Executive Chair	Class III	2015
Jeff Gehl	58	Director Nominee	Class II	2015	C		M	M
Mark Jung	64	Independent Director	Class III	2019	M	C		C
Kristin Patrick	55	Independent Director	Class I	2018		M	M
Bant Breen	54	Independent Director	Class I	2025			M	M
Matt Edelman	55	Director Nominee	Class II

AC – Audit Committee

C – Committee Chair

CC – Compensation Committee

NGC – Nominating and Governance Committee

SC – Strategic Committee

M – Committee Member

Our Board is authorized to appoint persons to the offices of Chair of the Board of Directors, Vice Chair of the Board of Directors, Chief Executive Officer, President, one or more Vice Presidents, Chief Financial Officer, Treasurer, one or more Assistant Treasurers, Secretary, one or more Assistant Secretaries, and such other officers as may be determined by the Board. The Board may also empower the Chief Executive Officer, or in absence of a Chief Executive Officer, the President, to appoint such other officers and agents as our business may require. Any number of offices can be held by the same person.

Role of Board in Risk Oversight Process

Our Board has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business, and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk. Cybersecurity risk is a key consideration in our operational risk management capabilities, and we continuously strive to implement best practices to mitigate risk. Given the nature of our operations and business, cybersecurity risk may manifest itself through various business activities and channels and is thus considered an enterprise- wide risk which is subject to control and monitoring at various levels of management throughout the business. Our Board will oversee and review reports on significant matters of corporate security, including cybersecurity. In addition, we maintain specific cyber insurance through our corporate insurance program, the adequacy of which is subject to review and oversight by our Board.

Our Audit Committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, our Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. Our Compensation Committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. Matters of significant strategic risk are considered by our Board as a whole.

Board Committees and Independence

Our Board has established the following four standing committees: Audit Committee, Compensation Committee, Nominating and Governance Committee, and Strategic Committee. Our Board has adopted written charters for each of these committees, copies of which are available under the Corporate Governance section of our website at http://ir.superleague.com.

Audit Committee

Our Audit Committee is currently comprised of Jeff Gehl, who serves as the Audit Committee Chair, and Mark Jung, each of whom are independent directors as determined in accordance with the rules of the Nasdaq Stock Market. The Audit Committee’s main function is to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee met four times during each of the years ended December 31, 2024, and 2023. Pursuant to its charter, the Audit Committee’s responsibilities include, among other things:

●	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

●	reviewing with our independent registered public accounting firm the scope and results of their audit;

●	approving the audit and non-audit services to be performed by our independent registered public accounting firm;

●	evaluating the qualifications, independence and performance of our independent registered public accounting firm;

●	reviewing the design, implementation, adequacy and effectiveness of our internal accounting controls and our critical accounting policies;

●

reviewing and discussing our annual audited financial statements and quarterly financial statements with management and the independent auditor, including our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q prior to the release of such information;

●	reviewing and reassessing the adequacy of the Audit Committee’s charter, at least annually;

●	reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

●

reviewing on a periodic basis, or as appropriate, our policies with respect to risk assessment and management, and our plan to monitor, control and minimize such risks and exposures, with the independent public accountants, internal auditors, and management;

●	reviewing any earnings announcements and other public announcements regarding our results of operations;

●

preparing the report that the Securities and Exchange Commission (“SEC”) requires in our annual proxy statement, upon becoming subject to the Securities Exchange Act of 1934, as amended (“Exchange Act”);

●

complying with all preapproval requirements of Section 10A(i) of the Exchange Act and all SEC rules relating to the administration by the Audit Committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 CFR Part 210.2-01(c)(7);

●	administering the policies and procedures for the review, approval and/or ratification of related party transactions involving the Company or any of its subsidiaries; and

●	making other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board.

Our Board has affirmatively determined that all members of our Audit Committee meet the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and the Nasdaq Stock Market. Our Board has determined that Mr. Gehl qualifies as an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq Stock Market rules and regulations. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and the Nasdaq Stock Market.

Compensation Committee

Our Compensation Committee is currently comprised of Mark Jung, who serves as the Compensation Committee Chair, and Kristin Patrick, each of whom are independent directors as determined in accordance with the rules of the Nasdaq Stock Market. The Compensation Committee’s main function is to assist our Board in the discharge of its responsibilities related to the compensation of our executive officers. The Compensation Committee met: (i) seven times, and on three occasions approved resolutions via written consent, during the year ended December 31, 2024, and (ii) five times during the year ended December 31, 2023. Pursuant to its charter, the Compensation Committee is primarily responsible for, among other things:

●

reviewing our compensation programs and arrangements applicable to our executive officers, including all employment-related agreements or arrangements under which compensatory benefits are awarded or paid to, or earned or received by, our executive officers, and advising management and the Board regarding such programs and arrangements;

●

reviewing and recommending to the Board the goals and objectives relevant to CEO compensation, evaluating CEO performance in light of such goals and objectives, and determining CEO compensation based on the evaluation;

●	retaining, reviewing and assessing the independence of compensation advisers;

●	monitoring issues associated with CEO succession and management development;

●	overseeing and administering our equity incentive plans;

●	reviewing and making recommendations to our Board with respect to compensation of our executive officers and senior management;

●	reviewing and making recommendations to our Board with respect to director compensation;

●

endeavoring to ensure that our executive compensation programs are reasonable and appropriate, meet their stated purpose (which, among other things, includes rewarding and creating incentives for individuals and Company performance), and effectively serve the interests of the Company and our stockholders; and

●

upon becoming subject to the Exchange Act, preparing and approving an annual report on executive compensation and such other statements to stockholders which are required by the SEC and other governmental bodies.

Nominating and Governance Committee

Our Nominating and Governance Committee is currently comprised of Kristin Patrick, Jeff Gehl, and Bant Breen, each of whom are independent directors as determined in accordance with the rules of the Nasdaq Stock Market. The Nominating and Governance Committee met four times during each of the years ended December 31, 2024 and 2023. Pursuant to its charter, the Nominating and Governance Committee is primarily responsible for, among other things:

●	assisting the Board in identifying qualified candidates to become directors, and recommending to our Board nominees for election at the next annual meeting of stockholders;

●	leading the Board in its annual review of the Board’s performance;

●	recommending to the Board nominees for each Board committee and each committee Chair;

●

reviewing and overseeing matters related to the independence of Board and committee members, in light of the independence requirement of the Nasdaq Stock Market and the rules and regulations of the SEC;

●	overseeing the process of succession planning of our CEO and other executive officers; and

●	developing and recommending to the Board corporate governance guidelines, including our Code of Business Conduct, applicable to the Company.

Strategic Committee

Our Strategic Committee was formed on October 1, 2023 and is currently comprised of Mark Jung (Chairman), Jeff Gehl, and Bant Breen. The Strategic Committee met seven times and three times during the years ended December 31, 2024 and 2023, respectively. Pursuant to its charter, the Strategic Committee is primarily responsible for reviewing and advising on strategies submitted by management relating to financing options, M&A opportunities, and strategic options, among other things.

Board Qualifications and Experience

Our Nominating and Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

●	personal and professional integrity, ethics and values;

●	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

●	experience as a board member or executive officer of another publicly held company;

●	strong finance experience;

●	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

●	diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience;

●	experience relevant to our business industry and with relevant social policy concerns; and

●	relevant academic expertise or other proficiency in an area of our business operations.

Currently, our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Board Diversity

Our six directors come from diverse backgrounds. The table below provides certain highlights of the composition of our Board members and nominees as of September 18, 2025. Each of the categories listed in the tables below has the meaning as it is used in Nasdaq Listing Rule 5605(f).

Board Diversity Matrix (As of September 18, 2025)
Total Number of Directors			5
Gender Identity	Female	Male		Non-Binary	Did Not Disclose Gender
Directors	2	3		—	—
Demographic Background
African American or Black	—	—		—	—
Alaskan Native or Native American	—	—		—	—
Asian	—	1		—	—
Hispanic or Latinx	—	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	2	2		—	—
Two or More Races or Ethnicities	—	—		—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—

Compensation Committee Interlocks and Insider Participation

At no time have any of the members of our Compensation Committee been one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or Compensation Committee of any other entity that has one or more executive officers on our Board of Directors or Compensation Committee.

Our Board’s Leadership Structure

The Board is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as Chair at any given time, regardless of whether that director is an independent director or the Chief Executive Officer. Consequently, we do not have a policy governing whether the roles of Chair and Chief Executive Officer should be separate or combined. This decision is made by our Board, based on the best interests of the Company considering the circumstances at the time.

The Board currently separates the roles of Chief Executive Officer and Executive Chair of the Board. Our Chief Executive Officer, Mr. Edelman, is responsible for setting the strategic direction of the Company and the day-to-day leadership and operation of the Company. Our Executive Chairman, Ms. Hand, provides guidance to the Chief Executive Officer on a daily basis, and sets the agenda for the Board meetings and presides over Board meetings. Ms. Hand possesses in-depth knowledge of the issues, opportunities and risks facing us, as well as our business and our industry. Ms. Hand is best positioned to fulfill the Executive Chair’s responsibility to develop meeting agendas that focus the Board’s time and attention on critical matters and to facilitate constructive dialogue among Board members on strategic issues.

The Board maintains effective independent oversight through a number of governance practices, including open and direct communication with management, input on meeting agendas, and regular executive sessions.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to our employees, officers and directors. We provide our Code of Business Conduct and Ethics under the Corporate Governance section of our website at http://ir.superleague.com. We intend to disclose any future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of these provisions, on our website or in our filings with the SEC under the Exchange Act.

Insider Trading Policy

We have adopted an Insider Trading Policy (the “Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers, employees, and consultants and contractors to the Company, designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A form of the Insider Trading Policy is filed with the SEC as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Limitation of Liability and Indemnification

Our Charter and Bylaws provide the indemnification of our directors and officers to the fullest extent permitted under the Delaware General Corporation Law (“DGCL”). In addition, the Charter provides that our directors shall not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director and that if the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

As permitted by the DGCL, we have entered into or plan to enter into separate indemnification agreements with each of our directors and certain of our officers that require us, among other things, to indemnify them against certain liabilities which may arise by reason of their status as directors, officers or certain other employees. We have obtained and expect to maintain insurance policies under which our directors and officers are insured, within the limits and subject to the limitations of those policies, against certain expenses in connection with the defense of, and certain liabilities that might be imposed as a result of, actions, suits or proceedings to which they are parties by reason of being or having been directors or officers. The coverage provided by these policies may apply whether or not we would have the power to indemnify such person against such liability under the provisions of the DGCL.

We believe that these provisions and agreements are necessary to attract and retain qualified persons as our officers and directors. At present, there is no pending litigation or proceeding involving our directors or officers for whom indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Stockholder Communications

If you wish to communicate with the Board of Directors, you may send your communication in writing to:

Super League Enterprise, Inc.

2450 Colorado Avenue, Suite 100E

Santa Monica, California 90404

Attn: Corporate Secretary

You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. Our Corporate Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board of Directors based on the subject matter.

Section 16(a) Beneficial Ownership Reporting Compliances

Section 16(a) of the Exchange Act requires our officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater- than-ten-percent stockholders are also required by the SEC to furnish us with copies of all Section 16(a) forms that they file.

Based solely on a review of copies of such reports furnished to our Company and representation that no other reports were required during the fiscal year ended December 31, 2024, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC.

Director Independence

Our Board has determined that the following four of our five existing directors qualify as independent directors, as determined in accordance with the Listing Rule 5605 of the Nasdaq Stock Market: Messrs. Gehl, Jung, and Breen, and Ms. Patrick. If our stockholders elect Mr. Edelman to serve as a Class II director, we will have four independent directors and two non-independent directors serving on our Board. Nasdaq Listing Rule 5605 includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of such director’s family members have engaged in various types of business dealings with us. In addition, as required by Nasdaq Stock Market listing rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

Ms. Hand, our Executive Chair, is a first cousin of Mr. Gehl, a member of our Board. There are no other family relationships among any of our directors or executive officers.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers

Our executive officers are appointed by the Board and serve at the discretion of the Board, subject to the terms of any employment agreements they may have with the Company. The following is a brief description of the present and past business experience of each of the Company’s current executive officers.

Name	Age	Positions
Ann Hand	56	Executive Chair
Matt Edelman	55	Chief Executive Officer, President, and Class II Director Nominee
Clayton Haynes	56	Chief Financial Officer and Secretary

Ann Hand

Executive Chair

Ms. Hand has served as our Executive Chair since April 1, 2025. From June 2015 to March 31, 2025, Ms. Hand served as our Chief Executive Officer and Chair of the Board. From June 2015 to January 13, 2023, Ms. Hand also served as our President. Over the past 20 years, Ms. Hand has served as a market-facing executive with a track record in brand creation and turn-around with notable delivery at the intersection of social impact with consumer trends and technology to create bold offers, drive consumer preference and deliver bottom line results. Prior to joining the Company, from 2009 to 2015, Ms. Hand served as Chief Executive Officer and as a director of Project Frog, a venture-backed firm with a mission to democratize healthy, inspired buildings that are better, faster, greener, and more affordable than traditional construction. From 1998 through 2008, Ms. Hand served in various senior executive positions with BP plc, including Senior Vice President, Global Brand Marketing & Innovation from 2005 to 2008, during which time she led many award-winning integrated marketing campaigns and oversaw the entire brand portfolio of B2C and B2B brands, including BP, Castrol, Arco, am/pm and Aral. Additionally, she served as Chief Executive, Global Liquefied Gas Business Unit with full profit and loss accountability across 15 countries and 3,000 staff, covering operations, logistics, sales and marketing with over $3 billion in annual revenue. Ms. Hand was recognized by Goldman Sachs - “100 Most Intriguing Entrepreneurs” in 2014, by Fortune - “Top 10 Most Powerful Women Entrepreneurs” in 2013, and Fast Company – “100 Most Creative People” in 2011. Ms. Hand earned a Bachelor of Arts in Economics from DePauw University, an MBA from Northwestern’s Kellogg School of Management, and completed executive education at Cambridge, Harvard and Stanford Universities.

Ms. Hand’s extensive background in corporate leadership and her practical experience in brand creation and turn- arounds directly align with the Company’s focus, and ideally position her to make substantial contributions to the Board as Executive Chair.

Matt Edelman

Chief Executive Officer, President, and Class II Director Nominee

Mr. Edelman was appointed as our Chief Executive Officer effective April 1, 2025, and has served as the Company’s President since January 2023. From July 2017 to March 31, 2025, Mr. Edelman served as the Company’s Chief Commercial Officer, during which time he oversaw the Company’s revenue, marketing, content, creative services and business development activities. Mr. Edelman is the owner of PickTheBrain, a leading digital self-improvement business, a board member and marketing committee member of the Epilepsy Foundation of Greater Los Angeles and has over 20 years of experience working in the digital and traditional media and entertainment industries. Since 2001, he has served as an advisor and consultant to numerous digital and media companies, including, amongst others, Nike, Marvel, MTV, Sony Pictures, 20th Century Fox and TV Guide. Prior to joining the Company, from 2014 to 2017, Mr. Edelman served as the Head of Digital Operations and Marketing Solutions at WME-IMG (now Endeavor), where he was responsible for several areas, including digital audience and revenue growth through content, social media and paid customer acquisition across the company’s global live events business within sports, fashion, culinary and entertainment verticals; digital marketing services for consumer brands, college athletics programs and talent; and management of direct-to-consumer digital content businesses, including both eSports and Fashion OTT properties. From 2010 to 2013, Mr. Edelman served as the Chief Executive Officer of Glossi (previously ThisNext), an authoring platform enabling individuals to create their own digital magazines. Previously, Mr. Edelman also founded and/or served in executive positions at multiple early-stage digital media companies. Mr. Edelman earned a Bachelor of Arts in Politics from Princeton University.

Mr. Edelman served as the Company’s Chief Commercial Officer during the fiscal year ended December 31, 2022, was appointed as President on January 13, 2023, and appointed as Chief Executive Officer as of April 1, 2025.

Clayton Haynes

Chief Financial Officer and Corporate Secretary

Mr. Haynes was appointed as our Chief Financial Officer in August 2018. From 2001 to August 2018, Mr. Haynes served as Chief Financial Officer, Senior Vice President of Finance and Treasurer of Acacia Research Corporation (NASDAQ: ACTG), an industry-leading intellectual property licensing and enforcement and technology investment company. From 1992 to March 2001, Mr. Haynes was employed by PricewaterhouseCoopers LLP, ultimately serving as a Manager in the Audit and Business Advisory Services practice, where he provided and managed full scope financial statement audit and business advisory services for public and private company clients with annual revenues up to $1 billion in a variety of sectors, including manufacturing, distribution, oil and gas, engineering, aerospace and retail. Mr. Haynes received a Bachelor of Arts in Economics and Business/Accounting from the University of California at Los Angeles, an MBA from the University of California at Irvine Paul Merage School of Business and is a Certified Public Accountant (Inactive).

Summary Compensation Table

We are a smaller reporting company for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for our last two completed fiscal years. Further, our reporting obligations extend only to our “named executive officers,” who are those individuals serving as our principal executive officer and our two other most highly compensated executive officers who were serving as executive officers at December 31, 2024, the end of the last completed fiscal year (the “Named Executive Officers”).

We have identified Ann Hand, Matt Edelman, Clayton Haynes and David Steigelfest, former Chief Platform Officer, Corporate Secretary and member of the Board, as our Named Executive Officers for the year ended December 31, 2024. Our Named Executive Officers for our fiscal year ending December 31, 2025 are subject to change, as we may hire or appoint new executive officers.

For the fiscal years ended December 31, 2024 and 2023, compensation for our Named Executive Officers was as follows:

Name and principal position	Year	Salary ($)	Bonus ($)		Other		Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)

Ann Hand	2024	$425,000	$-	(2)	-		$-	$-	$425,000
Executive Chair (4)	2023	$425,000	$206,000	(3)	-		$360,000	$382,000	$1,373,000

Matt Edelman	2024	$330,000	$-	(2)	-		$-	$-	$330,000
Chief Executive Officer, President (5)(4)	2023	$330,000	$114,000	(3)	-		$60,000	$154,000	$658,000

Clayton Haynes	2024	$310,000	$-	(2)	-		$-	$-	$310,000
Chief Financial Officer, Corporate Secretary	2023	$310,000	$107,000	(3)	-		$60,000	$126,000	$603,000

David Steigelfest	2024	$82,500	$-		$247,500	(6)	$-	-	330,000
Former Chief Platform Officer, Corporate Secretary and Director (6)	2023	$330,000	$114,000		-		$60,000	$103,000	$607,000

(1)

This column represents the grant date fair value calculated in accordance with the FASB’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“ASC 718”). Compensation expense for stock-based awards is measured at the grant date, based on the estimated fair value of the award, and is recognized as an expense, typically on a straight-line basis over the employee’s requisite service period (generally the vesting period of the equity award) which is generally two to four years. Compensation expense for awards with performance conditions that affect vesting is recorded only for those awards expected to vest or when the performance criteria are met. The fair value of restricted stock and restricted stock unit awards is determined by the product of the number of shares or units granted and the grant date market price of the underlying common stock. The fair value of stock option and common stock purchase warrant awards is estimated on the date of grant utilizing the Black-Scholes-Merton option pricing model. The Company utilizes the simplified method for estimating the expected term for options granted to employees due to the lack of available or sufficient historical exercise data for the Company for the applicable options terms. The Company accounts for forfeitures of awards as they occur. Estimates of expected volatility of the underlying common stock for the expected term of the stock option used in the Black-Scholes-Merton option pricing model are determined by reference to historical volatilities of the Company’s common stock and historical volatilities of similar companies.

A condition affecting the exercisability or other pertinent factors used in determining the fair value of an award that is based on an entity achieving a specified share price constitutes a market condition pursuant to ASC 718. A market condition is reflected in the grant-date fair value of an award, and therefore, a Monte Carlo simulation model is utilized to determine the estimated fair value of the equity-based award. Compensation cost is recognized for awards with a market condition, provided the requisite service period is satisfied, regardless of whether the market condition is ever satisfied.

Cancellation of an existing equity-classified award along with a concurrent grant of a replacement award is accounted for as a modification under ASC 718. Total compensation cost to be recognized in connection with a modification and concurrent grant of a replacement award is equal to the original grant date fair value plus any incremental fair value, calculated as the excess of the fair value of the replacement award over the fair value of the original awards on the cancellation date. Any incremental compensation cost related to vested awards is recognized immediately on the modification date. Any incremental compensation cost related to unvested awards is recognized prospectively over the remaining service period, in addition to the remaining unrecognized grant date fair value.

The applicable amounts included in the table above do not represent the actual value, if any, that may be realized by the Named Executive Officers.

(2)	No bonus compensation was earned in connection with the 2024 executive bonus program approved at the discretion of the Board. Refer to additional compensation disclosures herein.

(3)	Includes executive bonus amounts earned in connection with the 2023 executive bonus program approved at the discretion of the Board.

(4)

Ms. Hand served as the Company’s Chief Executive Officer during the years ended December 31, 2023 and December 31, 2024, until Mr. Edelman’s appointment as Chief Executive Officer on April 1, 2025. Ms. Hand served as the Company’s President during the year ended December 31, 2022 until Mr. Edelman’s appointment as President on January 13, 2023.

(5)	Mr. Edelman served as the Company’s Chief Commercial Officer during the years ended December 31, 2023 and December 31, 2024, and was appointed as Chief Executive Officer on April 1, 2025.

(6)

Mr. Steigelfest served as the Company’s Chief Platform Officer, Corporate Secretary and as a member of the Board until Mr. Steigelfest concluded his tenure as an officer and director of the Company effective April 1, 2024. Pursuant to the terms of Mr. Steigelfest’s employment agreement, Mr. Steigelfest was entitled to a cash payment equal to 12 months of Mr. Steigelfest’s base salary from the date of termination, payable monthly over the period April 2024 through March 2025.

Elements of Compensation

Our executive compensation program consisted of the following components of compensation during the years ended December 31, 2024 and 2023:

Base Salary

Each of our executive officers receives a base salary for the expertise, skills, knowledge and experience he or she offers to our management team. The base salary of each of our executive officers is re-evaluated annually, and may be adjusted to reflect:

●	the nature, responsibilities, and duties of the officer’s position;

●	the officer’s expertise, demonstrated leadership ability, and prior performance;

●	the officer’s salary history and total compensation, including annual equity incentive awards; and

●	the competitiveness of the officer’s base salary.

Executive Bonus

The Compensation Committee assesses the level of the executive officer’s achievement of meeting individual goals, as well as that executive officer’s contribution towards our business objectives. Bonus amounts depend on the level of achievement of individual performance goals, with a target bonus generally set as a percentage of base salary and based on the achievement of pre-determined milestones. For the year ended December 31, 2023, each of our Named Executive Officers was awarded a bonus by the Compensation Committee in the amount set forth in the Summary Compensation Table above. For the year ended December 31, 2024, no bonus compensation was earned in connection with the 2024 Executive Bonus Program approved by the Compensation Committee, as a result of not achieving applicable pre-determined milestones for fiscal year 2024.

Equity Incentive Awards

We believe that to attract and retain management, key employees and non-management directors, the compensation paid to these persons should include, in addition to base salary, annual equity incentives. Our Compensation Committee determines the amount and terms of equity-based compensation granted to each individual. In determining whether to grant certain equity awards to our executive officers, the Compensation Committee assesses the level of the executive officer’s achievement of meeting individual goals, as well as the executive officer’s contribution towards goals of the Company. All equity awards issued to our Named Executive Officers reflected in the table above were issued under our 2014 Plan.

Employment Agreements and Potential Payments upon Termination or Change of Control

Employment Agreements with Named Executive Officers

Ann Hand

On January 5, 2022, we entered into an employment agreement with Ms. Hand, which provides that Ms. Hand shall continue to serve as our Chief Executive Officer, President and Chair of the Board. The term of the agreement is through December 31, 2024 (the “Hand Initial Term”), and provided that neither party provides 30 days’ notice prior to the expiration of the Hand Initial Term or a Renewal Term (defined below) of their intent to allow the agreement to expire and thereby terminate, the agreement shall continue in effect for successive periods of one year (each, a “Hand Renewal Term”). The Hand Renewal Term was exercised effective January 1, 2025. The employment agreement with Ms. Hand provides for a base annual salary of $425,000, which amount may be increased annually, at the sole discretion of the Board. Additionally, Ms. Hand shall be entitled to (i) an annual cash bonus, the amount of which shall be determined by our Compensation Committee, (ii) health insurance for herself and her dependents, for which the Company shall pay 90% of the premiums, (iii) reimbursement for all reasonable business expenses, and (iv) participate in the Company’s annual variable compensation plan approved by the Board. As additional compensation, Ms. Hand was issued a grant of 1,125 performance stock units (“PSUs”) (the “Hand PSUs”), with equal increments of 20% of the Hand PSUs vesting upon the 60-day volume weighted average price of the Company’s Common Stock (the “60-Day VWAP”) reaching (A) $3,800.00 per share, (B) $4,800.00 per share, (C) $5,600.00 per share, (D) $6,400.00 per share, and (E) $7,200.00 per share. Ms. Hand has been granted the Hand PSUs in lieu of participating in the equity-grant component, granted pursuant to the 2025 Plan, of the Company’s annual executive compensation plan during the Hand Initial Term.

On April 1, 2025, Ms. Hand and the Company entered into addendum number one (the “Hand Addendum”) to the Hand employment agreement. The Hand Addendum provides for the following: (i) Ms. Hand will serve as Executive Chair for a term beginning on April 1, 2025 and concluding on December 31, 2025 (the “Term”); (ii) subject to stockholder approval of the 2025 Plan, which was approved by the Company’s stockholders on June 9, 2025, she will receive an equity award grant consisting of options to purchase 8,250 shares of Common Stock with an exercise price of $5.08, and 8,250 restricted stock units, both of which vest in full on December 31, 2025, subject to acceleration upon a change of control of a majority of the capital stock of the Company; and (iii) she will retain an annual salary of $425,000, provided that if Ms. Hand is terminated without cause prior to December 31, 2025, all remaining salary payable for calendar year 2025 shall be accelerated and be paid in full on the effective termination date. All other terms of the original employment agreement by and between the Company and Ms. Hand remain unchanged.

On April 30, 2023, the Board approved the cancellation of 1,125 PSUs previously granted to Ms. Hand under the 2014 Plan. In exchange for the cancelled PSUs, Ms. Hand was granted an award of 1,125 PSUs, with equal increments of 20% vesting upon the 60-Day VWAP reach each of (A) $640.00 per share, (B) $800.00 per share, (C) $960.00 per share, (D) $1,120.00 per share, and (E) $1,280.00 per share, in each case, as quoted on the Nasdaq Capital Market. The modified PSUs have a five-year term from the date of approval and modification.

Ms. Hand’s employment agreement is terminable by either party at any time. In the event of termination by us without Cause or by Ms. Hand for Good Reason, as those terms are defined in the agreement, she shall receive a severance package consisting of the following: (i) all accrued obligations as of the termination date; (ii) a cash payment equal to the greater of (A) her base annual salary for 18 months, or (B) the remaining payments due for the term of the agreement; and (iii) the immediate vesting of all options, RSUs and PSUs, that utilize time-based vesting, set to vest over the 18 month period from and after the Termination Date; and (iv) 338 of the Hand PSUs shall immediately vest. In the event of termination by us with Cause or by Ms. Hand without Good Reason, Ms. Hand shall be entitled to all salary and benefits accrued prior to the termination date, and nothing else.

Ms. Hand’s employment agreement replaces a prior employment agreement entered into by the Company and Ms. Hand on June 16, 2017, as amended and restated on November 15, 2018.

Ms. Hand currently serves as the Company’s Executive Chair. Ms. Hand served as Chief Executive Officer and Chairman from June 2015 until March 31, 2025, and served as President from June 2015 until January 13, 2023.

Matt Edelman

On January 5, 2022, we entered into an employment agreement with Mr. Edelman, which provides that Mr. Edelman shall continue to serve as our Chief Commercial Officer. The initial term of the agreement is three years (the “Edelman Initial Term”), and provided that neither party provides 30 days' notice prior to the expiration of the Edelman Initial Term or an Edelman Renewal Term of their intent to allow the agreement to expire and thereby terminate, the agreement shall continue in effect for successive periods of one year (each, a “Edelman Renewal Term”). The Edelman Renewal Term was exercised on January 1, 2025. The employment agreement with Mr. Edelman provides for a base annual salary of $330,000, which amount may be increased annually, at the sole discretion of the Board. Additionally, Mr. Edelman shall be entitled to (i) health insurance for himself and his dependents, for which the Company shall pay 50% of the premiums, (ii) reimbursement for all reasonable business expenses, and (iv) annual variable compensation plan approved by the Board. As additional compensation, Mr. Edelman was issued a grant of 188 performance stock units (“PSUs”) (the “Edelman PSUs”), with equal increments of 20% of the Edelman PSUs vesting upon the 60-Day VWAP of the Company’s Common Stock reaching (A) $3,800.00 per share, (B) $4,800.00 per share, (C) $5,600.00 per share, (D) $6,400.00 per share, and (E) $7,200.00 per share. Mr. Edelman has been granted the Edelman PSUs in lieu of participating in the equity-grant component, granted pursuant to the 2025 Plan, of the Company’s annual executive compensation plan during the Edelman Initial Term.

On January 13, 2023, Mr. Edelman was appointed as President of the Company in addition to his ongoing role as Chief Commercial Officer.

On April 1, 2025, Mr. Edelman and the Company entered into addendum number one (the “Edelman Addendum”) to the Edelman employment agreement. The Edelman Addendum provides that Mr. Edelman: (i) will serve as Chief Executive Officer and President of the Company beginning on April 1, 2025; (ii) will receive an annual salary of $385,000 (the “Edelman Base Pay”); and (iii) subject to approval of the 2025 Plan by the Company’s stockholders, which was approved by the Company’s stockholders on June 9, 2025, 12,500 restricted stock units, and will, subject to availability under the 2025 Plan, receive an option to purchase 12,500 shares of common stock with an exercise price of $5.08 per share, both of which vest at the rate of 1/48th per month, with such vesting to accelerate upon a change of control of a majority of the capital stock of the Company together with termination without cause. All other terms of the original employment agreement by and between the Company and Mr. Edelman remain unchanged.

On April 30, 2023, the Board approved the cancellation of 188 PSUs previously granted to Mr. Edelman under the 2014 Plan. In exchange for the cancelled PSUs, Mr. Edelman was granted an award of 188 PSUs, with equal increments of 20% vesting upon the 60-Day VWAP reach each of (A) $640.00 per share, (B) $800.00 per share, (C) $960.00 per share, (D) $1,120.00 per share, and (E) $1,280.00 per share, in each case, as quoted on the Nasdaq Capital Market. The modified PSUs have a five-year term from the date of approval and modification.

In the event the Company terminates Mr. Edelman without Cause, or Mr. Edelman resigns for Good Reason (each as defined in the agreement), Mr. Edelman will be entitled to a cash payment equal to six months of the Edelman Base Pay from the date of such termination. In the event the Company terminates Mr. Edelman for Cause, or, Mr. Edelman resigns without Good Reason, Mr. Edelman shall only be entitled to salary and benefits accrued prior to such date, provided that Mr. Edelman shall retain the right for 90 days from the date of such termination or resignation to exercise any awards which are vested as of such date. In the event of a Change-In-Control (as defined in the agreement), the vesting of all awards granted to Mr. Edelman shall accelerate, and all such awards shall be considered fully vested immediately prior to such Change-In- Control.

Mr. Edelman’s employment agreement replaces a prior employment agreement entered into by the Company and Mr. Edelman on November 1, 2018.

Clayton Haynes

On January 5, 2022 (the “Effective Date”) we entered into an executive employment agreement with Clayton Haynes (the “Haynes Employment Agreement”), which provides that Mr. Haynes will continue to serve as the Company’s Chief Financial Officer, for a term beginning on the Effective Date, and concluding on the third anniversary thereof (the “Haynes Initial Term”), and, provided that neither party provides 30 days’ notice prior to the expiration of the Haynes Initial Term or a Haynes Renewal Term (defined below) of their intent to allow the Haynes Employment Agreement to expire and thereby terminate, the Haynes Employment Agreement shall continue in effect for successive periods of one year (each, a “Haynes Renewal Term”). The Haynes Renewal Term was exercised on January 1, 2025. Pursuant to the Haynes Employment Agreement, Mr. Haynes will be entitled to: (i) an annual base salary of $310,000, which may be increased annually at the sole discretion of the Company’s Board (the “Haynes Base Salary”); (ii) a grant, pursuant to the 2014 Plan, of 188 PSUs (the “Haynes PSUs”), with equal increments of 20% of the Haynes PSUs vesting upon the 60-Day VWAP reaching (A) $3,800.00 per share, (B) $4,800.00 per share, (C) $5,600.00 per share, (D) $6,400.00 per share, and (E) $7,200.00 per share; (iii) participate in the Company’s annual variable compensation plan approved by the Board; (iv) participate in the Company’s health insurance plan offered by the Company to its employees; (v) participate in the Company’s 401(k) Plan; and (vi) reimbursement for all reasonable business expenses.

On April 1, 2025, Mr. Haynes and the Company entered into addendum number one (the “Haynes Addendum”) to the Haynes employment agreement. The Haynes Addendum provides that Mr. Haynes: (i) will receive an annual salary of $325,000; and (ii) subject to approval of the 2025 Plan, which was approved by the Company’s stockholders on June 9, 2025, and upon availability under the 2025 Plan, will receive an equity award grant totaling 8,750 shares of common stock, comprised of stock options and up to 50% of restricted stock units at the election of Mr. Haynes, with the option component exercisable at $5.08 per share, vesting at the rate of 1/48th per month, with such vesting to accelerate upon a change of control of a majority of the capital stock of the Company and termination without cause. All other terms of the original employment agreement by and between the Company and Mr. Haynes remain unchanged.

On April 30, 2023, the Board approved the cancellation of 188 PSUs previously granted to Mr. Haynes under the 2014 Plan. In exchange for the cancelled PSUs, Mr. Haynes was granted an award of 188 PSUs, with equal increments of 20% vesting upon the 60-Day VWAP reach each of (A) $640.00 per share, (B) $800.00 per share, (C) $960.00 per share, (D) $1,120.00 per share, and (E) $1,280.00 per share, in each case, as quoted on the Nasdaq Capital Market. The modified PSUs have a five-year term from the date of approval and modification.

In the event: (i) the Company terminates Mr. Haynes without Cause, or Mr. Haynes resigns for Good Reason (each as defined in the agreement), Mr. Haynes will be entitled to a cash payment equal to six months of the Haynes Base Salary from the date of such termination; or (ii) the Company terminates Mr. Haynes for Cause, or, Mr. Haynes resigns without Good Reason, Mr. Haynes shall be only be entitled to salary and benefits accrued prior to such date, provided that Mr. Haynes shall retain the right for 90 days from the date of such termination or resignation to exercise any awards which are vested as of such date.

In the event of a Change-In-Control, the vesting of all equity awards granted to Mr. Haynes shall accelerate, and all such equity awards shall be considered fully vested immediately prior to such Change-In-Control.

Other

On May 1, 2025, as part of the Company’s Salary Reduction agreements, each of its Executive Chair, Ann Hand, Chief Executive Officer, Matthew Edelman, and Chief Financial Officer, Clayton Haynes (collectively, the “Applicable Officers”), agreed to a 10% reduction of each of the Applicable Officer’s respective annual salaries until December 31, 2025. Pursuant to the agreement between the Company and each Applicable Officer, contingent on remaining employed by the Company in each of the months from January 2026 through March 2026, the Applicable Officers will be eligible for a bonus equal to 10% of such Applicable Officers salary as of April 30, 2025 multiplied by eight months, which if earned, would be paid to each Applicable Officer in the first quarter of the fiscal year ended December 31, 2026, with the specific date of repayment determined by the Company’s Board of Directors based on the Company’s financial position at such time.

Outstanding Equity Awards at Fiscal Year-End

The following table discloses outstanding equity awards held by each of the Named Executive Officers as of December 31, 2024:

		Option/Warrant Awards					Stock Awards
Name	Grant Date	Number of securities underlying unexercised options/ warrants (#) Exercisable		Number of securities underlying unexercised options/ warrants (#) Unexercisable	Option/ warrant Exercise price($)	Option/ warrant expiration date	Number of shares or units of stock that have not vested(#)		Market value of shares or units of stock that have not vested(#)

Ann Hand	9/7/2023	2,362	(1)	1,388	$392.00	4/27/2033
	4/30/2023						1,125	(5)	$695

Matt Edelman	9/7/2023	945	(2)	555	$392.00	4/27/2033
	4/30/2023						188	(6)	$116
	6/16/2022						28		$17

Clayton Haynes	9/7/2023	551	(3)	324	$392.00	4/27/2033
	4/30/2023						188	(6)	$116
	6/16/2022						21	(4)	$13

David Steigelfest(7)	-	-		-	-	-	-		-

(1)

Effective September 7, 2023, Ms. Hand cancelled certain stock options with original grant dates of June 5, 2015, June 16, 2017, October 31, 2018, February 11, 2020, August 5, 2020, and May 27, 2021, previously granted to Ms. Hand under the Company's 2014 Amended and Restated Employee Stock Option and Incentive Plan (the “2014 Plan”), pursuant to a Board approved exchange. In exchange for the cancelled options, Ms. Hand was granted options to purchase 3,750 shares of the Company's common stock under the 2014 Plan, which options vested one-third on September 7, 2023, with the remainder vesting monthly over the thirty-six month period thereafter.

(2)

Effective September 7, 2023, Mr. Edelman cancelled certain stock options with original grant dates of February 11, 2020, August 5, 2020, and May 27, 2021, previously granted to Mr. Edelman under the 2014 Plan, pursuant to a Board approved exchange. In exchange for the cancelled options, Mr. Edelman was granted options, with an effective date of September 7, 2023, to purchase 1,500 shares of the Company's common stock under the 2014 Plan, which options vested one-third on September 7, 2023, with the remainder vesting monthly over the thirty-six month period thereafter.

(3)

Effective September 7, 2023, Mr. Haynes cancelled certain stock options with original grant dates of August 5, 2020, and May 27, 2021, previously granted to Mr. Haynes under the 2014 Plan, pursuant to a Board approved exchange. In exchange for the cancelled options, Mr. Haynes was granted options, with an effective date of September 7, 2023, to purchase 875 shares of the Company's common stock under the 2014 Plan, which options vested one-third on September 7, 2023, with the remainder vesting monthly over the thirty-six month period thereafter.

(4)	Represents a grant of 82 RSUs granted on June 16, 2022, which vests in three equal annual installments beginning on February 1, 2022.

(5)

On April 30, 2023, the Board approved the cancellation of 1,125 PSUs previously granted to Ms. Hand under the 2014 Plan. In exchange for the cancelled PSUs, Ms. Hand was granted an award of 1,125 PSUs, with equal increments of 20% vesting upon the 60-Day VWAP reach each of (A) $640.00 per share, (B) $800.00 per share, (C) $960.00 per share, (D) $1,120.00 per share, and (E) $1,280.00 per share, in each case, as quoted on the Nasdaq Capital Market. The modified PSUs have a five-year term from the date of approval and modification.

(6)

On April 30, 2023, the Board approved the cancellation of 188 PSUs previously granted to each of Mr. Edelman and Mr. Haynes under the 2014 Plan. In exchange for the cancelled PSUs, each of Mr. Edelman and Mr. Haynes was granted an award of 188 PSUs, with equal increments of 20% vesting upon the 60-Day VWAP reach each of (A) $640.00 per share, (B) $800.00 per share, (C) $960.00 per share, (D) $1,120.00 per share, and (E) $1,280.00 per share, in each case, as quoted on the Nasdaq Capital Market. The modified PSUs have a five-year term from the date of approval and modification.

(7)

Mr. Steigelfest served as the Company’s Chief Platform Officer, Corporate Secretary and as a member of the Board until Mr. Steigelfest concluded his tenure as an officer and director of the Company effective April 1, 2024. As such, there were not outstanding equity awards held by Mr. Steigelfest as of December 31, 2024.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides a summary of the securities authorized for issuance under our equity compensation plans as of December 31, 2024.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2014 Plan	8,950	$630.80	3,200
Equity compensation plans not approved by security holders	775	1968.40	-
Total	9,725	$-	3,200

Stock Option and Incentive Plan

2025 Omnibus Equity Incentive Plan

On June 9, 2025, the stockholders of the Company approved the 2025 Omnibus Stock Incentive Plan (the “2025 Plan”) which (i) reserves thereunder 75,000 shares of Common Stock for issuance in the form of restricted stock units (“RSUs”) and stock option grants (“Option Grants”), among other derivative securities, and (ii) provides for the integration of 100% of the reserved shares available under the Company’s existing 2014 Stock Option and Incentive Plan (the “2014 Plan”) including (a) all shares of Common Stock reserved and unaffiliated with any issued and outstanding restricted stock units and stock option grants under the 2014 Plan, (b) all shares of Common Stock relating to unvested restricted stock units under the 2014 Plan, and (c) all shares of Common Stock relating to issued and outstanding stock option grants. In connection with the adoption of the 2025 Plan, the Board also approved the cancellation of all issued and outstanding stock options under the 2014 Plan (“2014 Plan Canceled Awards”).

The Board of Directors administers the 2025 Plan and determines which eligible individuals may receive option grants or stock issuances under the 2025 Plan, the times when the grants or issuances are to be made, the number of shares of Common Stock subject to each grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding.

Amended and Restated 2014 Stock Option and Incentive Plan

The 2014 Plan was approved by the Board of Directors and the stockholders of Super League in October 2014. The 2014 Plan was subsequently amended in May 2015, May 2016, July 2017, October 2018, May 2020, April 2021, June 2022 and September 2023. The 2014 Plan allows grants of stock options, stock awards and performance shares with respect to Common Stock of the Company to eligible individuals, which generally includes directors, officers, employees, advisors and consultants. The 2014 Plan provides for both the direct award and sale of shares of Common Stock and for the grant of options to purchase shares of Common Stock. Options granted under the 2014 Plan included non-statutory options as well as incentive options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

The Board of Directors administers the 2014 Plan and determines which eligible individuals may receive option grants or stock issuances under the 2014 Plan, the times when the grants or issuances are to be made, the number of shares of Common Stock subject to each grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. The maximum number of shares of Common Stock issuable under the 2014 Plan is presently 18,750 shares, subject to adjustments for stock splits, stock dividends or other similar changes in our Common Stock or our capital structure. The 2014 Plan expires by its terms on July 1, 2027.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non- Public Information

Option grants to employees, executive officers and non-employee directors are made by the Compensation Committee under the 2014 Plan from time to time, as determined by the Compensation Committee. We do not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation at certain times. We do not grant equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our Common Stock, and do not time the public release of such information based on award grant dates. The timing of any equity grants to executive officers or directors in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date).

During the year ended December 31, 2024, there were no equity grants made to our executive officers during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

PAY VERSUS PERFORMANCE

The following table presents certain information regarding compensation paid to the Company’s Principal Executive Officer (“PEO”) and other Named Executive Officers (“Other NEOs” or “Non-PEOs”), and certain measures of financial performance, for the two years ended December 31, 2024. The amounts shown below are calculated in accordance with Item 402(v) of Regulation S-K. The Compensation Committee believes that 2024 compensation decisions for the PEO and Non- PEOs are reflective of the Company’s overall operating, strategic, financial and stock price performance and thus aligned with stockholders.

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Total for Non- PEO Named Executive Officers(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(4)	Value of Initial $100 Investment based on Total Shareholder Return	Net Loss ($) (in thousands)

2024	$425,000 $	$425,000	323,000	$323,000	$9.18	$(16,635)
2023	$1,373,000 $	$631,000	623,000	$435,000	$22.59	$(30,330)

(1)	Ann Hand served as our PEO during the years ended December 31, 2024 and 2023.

(2)	The following amounts were added and deducted to the Summary Compensation Table (“SCT”) amount to determine the compensation actually paid to the PEO as determined in accordance with SEC regulations.

Adjustments to Determine Compensation “Actually Paid”	2024	2023
Deduction for Amount Reported under the “Stock Awards” column in the SCT	$-	$360,000
Deduction for Amount Reported under the “Option Awards” column in the SCT	-	382,000
Increase for the Fair Value of Awards Granted during year that remain unvested as of year-end	-	-
Increase for the Fair Value of Awards Granted during year that remain vested as of year-end	-	-
Increase/deduction for Change in Fair Value from prior year-end to current year-end of Awards Granted prior to year-end that were outstanding and unvested as of year-end	-	-
Increase/deduction for Change in Fair Value from prior year-end to Vesting Date of Awards Granted prior to year-end that vested during year	-	-
Deduction of Fair Value of Awards Granted prior to year-end that were forfeited during year	-	-
Increase based upon Incremental Fair Value of Awards modified during year	-	-
Increase based on Dividends or Other Earnings Paid during year prior to vesting date of award.	-	-
Total Adjustments	$-	$742,000

(3)

For the year ended December 31, 2024, Mr. Edelman, Mr. Haynes and Mr. Steigelfest were our Other NEOs. For the year ended December 31, 2023, Mr. Edelman, Mr. Haynes and Mr. Steigelfest were our Other NEOs.

(4)

For our other Named Executive Officers, the following amounts were added and deducted to the Summary Compensation Table amount to determine the compensation actually paid as determined in accordance with SEC regulations.

Adjustments to Determine Compensation “Actually Paid”	2024	2023
Deduction for Amount Reported under the “Stock Awards” column in the SCT	$-	$180,000
Deduction for Amount Reported under the “Option Awards” column in the SCT		383,000
Increase for the Fair Value of Awards Granted during year that remain unvested as of year-end	-	-
Increase for the Fair Value of Awards Granted during year that remain vested as of year-end	-	-
Increase/deduction for Change in Fair Value from prior year-end to current year-end of Awards Granted prior to year-end that were outstanding and unvested as of year-end	-	-
Increase/deduction for Change in Fair Value from prior year-end to Vesting Date of Awards Granted prior to year-end that vested during year	-	-
Deduction of Fair Value of Awards Granted prior to year-end that were forfeited during year	-	-
Increase based upon Incremental Fair Value of Awards modified during year	-	-
Increase based on Dividends or Other Earnings Paid during year prior to vesting date of award.	-	-
Total Adjustments	$-	$563,000

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

PEO

From Fiscal Year 2023 to Fiscal Year 2024, compensation actually paid to the PEO decreased by $206,000 or 33%. Over the same period, the Company’s TSR decreased by 91%.

Net Income/Loss for the year ended December 31, 2024 decreased due to the net impact of fluctuations in revenues and operating expenses for the applicable periods. Revenue for Fiscal Year 2024 and 2023 totaled $16.2 million and $25.1 million, respectively, reflecting a year over year decrease of 35%. The decrease in revenue for the periods presented reflected a mix of industry softness in ad sales, stemming from macro environmental factors including consumer spending softness, continued market education and adoption of immersive platforms as a marketing channel, structural shifts in platform ad ecosystems, the shift of certain revenues and program start delays to future periods by advertisers, and a reduction in Minehut related media sales revenues in connection with the sale of our Minehut digital property in the first quarter of 2024. Cost of revenue for Fiscal Year 2024 and 2023 was $10.1 million and $15.3 million, respectively, reflecting a year over year decrease of 34%, driven primarily by the related decrease in Fiscal Year 2024 revenues, compared to the prior year. As a percentage of revenue, gross profit for Fiscal Year 2024 was 38%, relatively consistent with the 39% gross profit percentage for the prior year period.

Total operating expense for Fiscal Year 2024 decreased to $22.9 million, compared to $42.6 million in the comparable prior year period. Operating expense for Fiscal Year 2023 included aggregate noncash impairment and loss on intangible asset disposal charges totaling $9.3 million, and net contingent consideration charges of $1.1 million. Excluding the noncash impairment charges and net contingent consideration charges, the decrease in total operating expense reflects decreases in cloud services and other technology platform costs and decreases in personnel, marketing and other corporate costs, resulting from ongoing cost reduction and optimization activities. Excluding noncash stock compensation expense, amortization expense, intangible asset impairment charges, legal settlement charges and mark to market related fair value adjustments, operating expense for Fiscal Year 2024 was $18.2 million, compared to $25.1 million, reflecting a 27% reduction in operating expense, compared to Fiscal Year 2023.

Key factors that drove the changes in compensation actually paid to the PEO were revenue performance and proforma operating loss performance that fell below the parameters established in the board approved 2024 Executive Compensation Plan resulting in no bonus payout to the PEO for Fiscal Year 2024.

Other NEOs

From 2023 to 2024, average compensation actually paid to the Other NEOs decreased by $111,000 or 26%. Over the same period, the Company’s TSR decreased by 91%.

Net Income/Loss for the year ended December 31, 2024 decreased due to the net impact of fluctuations in revenues and operating expenses for the applicable periods. Revenue for Fiscal Year 2024 and 2023 totaled $16.2 million and $25.1 million, respectively, reflecting a year over year decrease of 35%. The decrease in revenue for the periods presented reflected a mix of industry softness in ad sales, stemming from macro environmental factors including consumer spending softness, continued market education and adoption of immersive platforms as a marketing channel, structural shifts in platform ad ecosystems, the shift of certain revenues and program start delays to future periods by advertisers, and a reduction in Minehut related media sales revenues in connection with the sale of our Minehut digital property in the first quarter of 2024. Cost of revenue for Fiscal Year 2024 and 2023 was $10.1 million and $15.3 million, respectively, reflecting a year over year decrease of 34%, driven primarily by the related decrease in Fiscal Year 2024 revenues, compared to the prior year. As a percentage of revenue, gross profit for Fiscal Year 2024 was 38%, relatively consistent with the 39% gross profit percentage for the prior year period.

Total operating expense for Fiscal Year 2024 decreased to $22.9 million, compared to $42.6 million in the comparable prior year period. Operating expense for Fiscal Year 2023 included aggregate noncash impairment and loss on intangible asset disposal charges totaling $9.3 million, and net contingent consideration charges of $1.1 million. Excluding the noncash impairment charges and net contingent consideration charges, the decrease in total operating expense reflects decreases in cloud services and other technology platform costs and decreases in personnel, marketing and other corporate costs, resulting from ongoing cost reduction and optimization activities. Excluding noncash stock compensation expense, amortization expense, intangible asset impairment charges, legal settlement charges and mark to market related fair value adjustments, operating expense for Fiscal Year 2024 was $18.2 million, compared to $25.1 million, reflecting a 27% reduction in operating expense, compared to Fiscal Year 2023.

Key factors that drove the changes in compensation actually paid to the Other NEOs were revenue performance and proforma operating loss performance that fell below the parameters established in the Board approved 2024 Executive Compensation Plan resulting in no bonus payout to the Other NEOs for Fiscal Year 2024.

Compensation Actually Paid and Net Income (Loss)

Our Company has not historically looked to net income (loss) as a performance measure for our executive compensation program. In 2023 to 2024, our net loss decreased $13.7 million, or 45%, but the compensation actually paid for our PEO decreased 33% and non-PEO NEOs decreased 26% between 2023 to 2024, as a result of revenue performance and proforma operating loss performance that fell below the parameters established in the Board approved 2024 Executive Compensation Plan, resulting in no bonus payout to the PEO or the Other NEOs for Fiscal Year 2024.

Compensation Actually Paid and Cumulative TSR

We do utilize several performance measures to align executive compensation with the Company’s performance, but the recent trend has not used financial performance measures such as TSR. See the preceding discussion of the performance measures we use with respect to executive compensation in this section of the Proxy Statement. For example, as described in more detail above, part of the compensation our NEOs are eligible to receive consists of annual performance-based cash bonuses and equity awards that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

NON-EXECUTIVE DIRECTOR COMPENSATION

On January 31, 2019, and as amended on August 13, 2019, effective July 1, 2019, our Board adopted a director compensation plan for our non-employee directors, the details of which are presented in the table below. We do not provide deferred compensation or retirement plans for non-employee directors.

Schedule of Director Fees

Compensation Element	Cash (1)		Equity (2)
Annual Retainer	$25,000	(3)	$60,000	(4)
Audit Committee Chair	$15,000		$-
Compensation Committee Chair	$10,000		$-
Nominating and Governance Committee Chair	$5,000		$-
Audit Committee Member	$5,000		$-
Compensation Committee Member	$3,500		$-
Strategic Committee Chair	$15,000		$-
Strategic Committee Member	$10,000		$-

(1)	Cash compensation is payable in equal installments on a quarterly basis; provided, however, that no monthly cash retainer will be paid after any termination of service.

(2)

Equity awards will be issuable in the form of restricted stock units (“RSUs”). On the date of the Company’s annual meeting of stockholders, each director will receive RSUs at a per share price equal to the closing price of the Company’s Common Stock on the grant date, which RSU will become fully vested on the one-year anniversary of the initial grant date.

(3)	Any new non-employee director appointed to the Board will receive cash compensation equal to a prorated portion of the annual retainer amount.

(4)

Any new non-employee director appointed to the Board will receive RSUs having a grant date value equal to a prorated portion of annual RSU award amount, which RSUs will become fully vested on the earlier of (i) the one-year anniversary of the initial grant date or (ii) the next annual meeting of the Company’s stockholders.

2024 Summary Table of Director Compensation

The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a non- employee director during the fiscal year ended December 31, 2024:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Other Compensation ($)	Total ($)

Jeff Gehl (2)	$50,000	$–	$–	$50,000
Mark Jung (3)(4)	$55,000	$–	$90,000	$145,000
Michael Keller (5)	$48,500	$–	$–	$48,500
Kristian Patrick (6)	$28,500	$–	$–	$28,500

(1)

The Company did not hold an annual meeting of the Company’s stockholders during fiscal year 2024, and therefore, there were no grants of RSUs for the Company’s directors in fiscal year 2024. The fiscal year 2024 director RSU grants occurred following the Company’s 2024 annual meeting of stockholders held on June 9, 2025.

	Restricted Stock Awards Listed in the Table Above		Aggregate Awards as of December 31, 2024
Name	Number of Unvested Shares of Restricted Stock	Number of Vested Shares of Restricted Stock	Aggregate Number of Unvested Restricted Stock Awards Outstanding	Aggregate Number of Options Outstanding

Gehl	-	-	676	625
Jung	-	-	676	-
Keller	-	-	676	-
Patrick	-	-	676	-

(2)	Amounts paid to Mr. Gehl consist of his annual retainer, Audit Committee Chair fees and Strategic Committee member fees, as described above.

(3)	Amounts paid to Mr. Jung consist of his annual retainer, Compensation Committee Chair fees, Strategic Committee Chair fees and Audit Committee member fees, as described above.

(4)

In connection with Mr. Jung’s appointment as a director on our Board, the Company and Mr. Jung entered into the Consulting Agreement (the “Consulting Agreement”), pursuant to which Mr. Jung will provide the Company with strategic advice and planning services for which Mr. Jung receives a cash payment of $7,500 per month from the Company. The Consulting Agreement had an initial term that extended to December 31, 2019, was extended through June 30, 2020, and continues on a month-to-month basis, upon mutual agreement of Mr. Jung and the Company. The Consulting Agreement concluded on December 31, 2024.

(5)

Amounts paid to Mr. Keller consist of his annual retainer, Nominating and Governance Committee Chair fees, Compensation Committee member fees, Strategic Committee member fees and Audit Committee member fees, as described above. Mr. Keller was appointed to the Compensation Committee in April 2020.

(6)	Amounts paid to Ms. Patrick consist of her annual retainer and Compensation Committee member fees, as described above.

PROPOSAL NO. 2

APPROVAL, FOR PURPOSES OF COMPLYING WITH THE SHAREHOLDER APPROVAL REQUIREMENTS OF NASDAQ LISTING RULE 5635(D), THE FULL ISSUANCE OF (I) UP TO $20,000,000 IN SHARES OF OUR COMMON STOCK AT PURCHASE PRICES TO BE DETERMINED AT THE TIME OF SUCH ISSUANCES, AND (II) UP TO 300,000 SHARES OF COMMON STOCK UNDERLYING CERTAIN PRE- FUNDED WARRANTS ISSUED AT AN EXERCISE PRICE OF $0.001 PER SHARE AS A COMMITMENT FEE, IN EACH CASE PURSUANT TO AN EQUITY PURCHASE AGREEMENT DATED AS OF JULY 10, 2025

Background

On July 10, 2025 (the “Execution Date”), the Company entered into the Equity Purchase Agreement (the “Equity Purchase Agreement”) with Yield Point NY, LLC (“YP”), pursuant to which the Company has the right, but not the obligation, to direct YP to purchase up to $20,000,000 (the “Maximum Commitment Amount”) in shares of Common Stock at purchase prices to be determined at the time of such issuances, subject to certain limitations and upon satisfaction of certain terms and conditions contained in the Equity Purchase Agreement (the “Equity Line of Credit”, or “ELOC”). In consideration for YP’s execution and delivery of, and performance under the Equity Purchase Agreement, on the Execution Date, the Company issued pre-funded warrants to purchase up to 300,000 shares of Common Stock (the “Pre-Funded Warrant”) to YP at an exercise price of $0.001 per share. Also on July 10, 2025, we entered into a registration rights agreement with YP (the “ELOC RRA”) to register for resale under the Securities Act, the shares of Common Stock that have been or may be issued to YP under the Equity Purchase Agreement.

We are submitting this Proposal No. 2 to you in order to obtain the requisite stockholder authorization which would be required under Nasdaq Listing Rule 5635(d), if (i) we sell shares of our Common Stock to YP in excess of 19.99% of our outstanding shares of Common Stock pursuant to the Equity Purchase Agreement, and (ii) YP exercises the Pre-Funded Warrants for the 300,000 shares of Common Stock in full, in each case as more fully described below.

Overview of the Equity Purchase Agreement

Under the terms and subject to the conditions of the Equity Purchase Agreement between the Company and YP, the Company has the right, but not the obligation, to sell to YP up to the Maximum Commitment Amount in shares of the Company’s Common Stock. These sales, if any, will be subject to certain limitations and may occur from time to time, at the Company’s sole discretion, during the period beginning on the Execution Date and ending on the earlier of (i) the date on which YP shall have purchased shares of Common Stock issued, or that the Company shall be entitled to issue, per any applicable Put Notice in accordance with the terms and conditions of the Equity Purchase Agreement (the “Put Stock”) equal to the Maximum Commitment Amount, (ii) the date that is 36 months from the date the registration statement is declared effective, (iii) written notice of termination by the Company to YP (which shall not occur at any time that YP holds any of the shares of Put Stock, or within 30 days of the sale to YP of Put Stock), or (iv) written notice of termination by YP to the Company (the “Commitment Period”).

During the Commitment Period, we have the right to present YP with a Put Notice directing YP to purchase shares of Common Stock in an amount per Put Notice determined pursuant to the limitations in the Equity Purchase Agreement, at a per-share price equal to 92% of the lowest trade on the three consecutive trading days following the Put Notice date. The Company is not obligated to issue or sell any shares to YP if, after giving effect to such issuance, YP (together with its affiliates and certain related parties) would beneficially own more than 4.99% of the Company’s outstanding Common Stock immediately after such issuance (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 thereunder), unless YP provides at least 61 days’ prior notice to increase or decrease this limitation, but in no event may it exceed 9.99%.

Sales of Put Stock to YP under the Equity Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Company’s Common Stock, and the Company’s determination as to the appropriate sources of funding for its operations.

In addition, under applicable rules of The Nasdaq Stock Market LLC, the Company may not issue or sell to YP under the Equity Purchase Agreement more than 176,777 shares of Common Stock, such number of shares being equal to 19.99% of the shares of Common Stock outstanding immediately prior to the execution of the Equity Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares in excess of the Exchange Cap, or (ii) the average price per share paid by YP for all of the shares of Common Stock that the Company directs YP to purchase pursuant to the Equity Purchase Agreement, if any, equals or exceeds $5.361 per share (representing the lower of (a) the official closing price of the Company’s Common Stock on Nasdaq immediately preceding the execution of the Equity Purchase Agreement, and (b) the average official closing price of the Company’s Common Stock on Nasdaq for the five consecutive trading days immediately preceding the execution of the Equity Purchase Agreement), so that the Exchange Cap limitation will not apply to issuances and sales of Common Stock pursuant to the Purchase Agreement. In any event, the Equity Purchase Agreement specifically provides that the Company may not issue or sell any shares of Common Stock under the Equity Purchase Agreement if such issuance or sale would breach applicable rules of The Nasdaq Stock Market, LLC.

The Equity Purchase Agreement also contains customary representations, warranties, and covenants of both the Company and YP, as well as indemnification provisions and other terms and conditions customary for transactions of this type. The Company is required to file a registration statement covering the resale by YP of the shares of Common Stock issued under the Equity Purchase Agreement and to maintain the effectiveness of such registration statement as required by the ELOC RRA.

For more information on the Equity Purchase Agreement and the ELOC RRA, see the Company’s Current Report on Form 8-K filed with the SEC on July 14, 2025.

Pre-Funded Commitment Warrants

In consideration for YP’s execution and delivery of, and performance under the Equity Purchase Agreement, on the Execution Date, the Company issued pre-funded warrants to purchase up to 300,000 shares of Common Stock (the “Pre-Funded Warrant”) to YP, having an exercise price per share of $0.001 per share (the “Commitment Stock”) and a value of $600,000, subject to, among other adjustments, adjustment on the 21st trading day after the registration statement registering the shares of Common Stock to be issued pursuant to the Equity Purchase Agreement is declared effective (the “Reduction Date”), in the event the Warrant Value (as defined below) exceeds $600,000, the number of shares of Commitment Stock underlying the Pre-Funded Warrants acquirable hereunder shall be reduced so that the aggregate Warrant Value is $600,000. The “Warrant Value” for the shares of Commitment Stock underlying the Pre-Funded Warrants shall be the lessor of (i) the closing price of the Common Stock on Nasdaq on the Effective Date; or (ii) the average of the closing price of the Common Stock on the Trading Market for the 20 trading days prior to the Reduction Date.

All of the shares of Commitment Stock were fully earned as of the Execution Date, and the issuance of the shares of Commitment Stock is not contingent upon any other event or condition, including, without limitation, the effectiveness of the registration statement required to be filed under the ELOC RRA or the Company’s submission of a Put Notice to YP and irrespective of any termination of the Equity Purchase Agreement. The Pre-Funded Warrants may not be exercised if the aggregate number of shares of the Common Stock beneficially owned by the holder would exceed 4.99% of the Company’s outstanding Common Stock immediately after exercise thereof, which ownership cap may be increased by the holder up to 9.99% upon 61 days’ prior notice.

Why We Need Stockholder Approval

As a result of our listing on The Nasdaq Capital Market, issuances of our Common Stock are subject to the Nasdaq Listing Rules, including Rule 5635(d). Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance, or potential issuance by us of more than 19.99% of our outstanding shares of our Common Stock (or securities convertible into or exercisable for shares of our Common Stock) at a price less than the lower of (i) the official closing price of our Common Stock on Nasdaq immediately preceding the signing of the binding agreement, or (ii) the average official closing price of our Common Stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the signing of the binding agreement (the “Nasdaq 20% Rule”).

Furthermore, as previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on April 11, 2025, the Company received a letter from the Nasdaq Listing Qualifications staff of Nasdaq (the “Staff”) on April 7, 2025 stating that it was not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires companies listed on the Nasdaq Capital Market to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing (the “Stockholders’ Equity Requirement”). The Company reported stockholders’ equity of $170,000 in its Annual Report on Form 10-K for the year ended December 31, 2024, and, as a result, it was not in compliance with the Stockholders’ Equity Requirement. The Company is diligently working to regain compliance with the Stockholders’ Equity Requirement, and in order to regain compliance with the Stockholders’ Equity Requirement, the Company may need to draw down on the ELOC and Put Stock in excess of the Exchange Cap.

Pursuant to the Equity Purchase Agreement, in no event may we issue or sell to YP shares of our Common Stock in excess of the Exchange Cap, unless (i) we obtain stockholder approval to issue shares of Common Stock in excess of the Exchange Cap or (ii) the average price per share of all applicable sales of our Common Stock to YP under the YP Purchase Agreement equals or exceeds the Minimum Price (which represents the lower of (a) the official closing price of our Common Stock on Nasdaq immediately preceding the execution of the Equity Purchase Agreement and (b) the average official closing price of our Common Stock on Nasdaq for the five consecutive trading days immediately preceding the execution of the Equity Purchase Agreement, so that the Exchange Cap limitation will not apply to issuances and sales of Common Stock pursuant to the Purchase Agreement.

In any event, the YP Purchase Agreement specifically provides that we may not issue or sell any shares of our Common Stock under the agreement if such issuance or sale would breach any applicable Nasdaq rules. In order to fully utilize the $20,000,000 maximum aggregate purchase price available under the Equity Purchase Agreement, we are required to obtain stockholder approval pursuant to Nasdaq Listing Rule 5635(d) to permit issuances of our Common Stock (including the issuance of more than 19.99% of our Common Stock) to YP pursuant to the Equity Purchase Agreement. Based on the Minimum Price, we will need to issue a number of shares that exceeds the Exchange Cap to fully utilize the maximum aggregate purchase price available under the Purchase Agreement. Additionally, in order to gain compliance with the Stockholders’ Equity Requirement, the Company may need to draw down on the ELOC and issue Put Stock under the Equity Purchase Agreement in excess of the Exchange Cap.

Accordingly, we are seeking stockholder approval for the issuance of shares of our Common Stock under the Equity Purchase Agreement in excess of the Exchange Cap, including the issuance of up to 300,000 shares of Common Stock underlying the Pre-Funded Warrants, as required by Nasdaq Listing Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Equity Purchase Agreement and ELOC RRA. The full text of the Equity Purchase Agreement and ELOC RRA was previously filed as Exhibits 10.5 and 10.6, respectively, to our Current Report on Form 8-K filed with the SEC on July 14, 2025.

What is the Effect on Current Stockholders if Proposal No. 2 is Approved?

If our stockholders approve this Proposal No. 2, we will be able to eliminate the Exchange Cap in the Equity Purchase Agreement and therefore have the option to issue shares of Put Stock up to the Maximum Commitment Amount and the Commitment Shares under the Equity Purchase Agreement, which would exceed 19.99% of our issued and outstanding shares of Common Stock as of the date we executed the Equity Purchase Agreement. This will allow the Company flexibility to pursue its business growth, current announced partnerships and collaborations and regain and maintain compliance with the Stockholders’ Equity Requirement if other sources of capital are insufficient to fulfill these goals.

If stockholders approve Proposal No 2., the rights or privileges of our existing stockholders will not be affected, except that the economic and voting interests of each of our existing stockholders will be significantly diluted should we choose to require YP to purchase shares of Put Stock equal to the Maximum Commitment Amount. Although the number of shares of our Common Stock that our existing stockholders own will not decrease, the shares of our Common Stock owned by our existing stockholders may represent a smaller percentage of our total outstanding shares of our Common Stock after any such issuance. Should stockholder approval be received and we sell Put Stock up to the Maximum Commitment Amount, we may sell up to 6,097,560 shares of Common Stock, calculated by using the closing price of our shares of Common Stock on September 19, 2025 of $3.28 per share. The issuance of shares of Common Stock or other securities of the Company in connection with the ELOC could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest, election of members to the Board or an extraordinary corporate transaction opposed by the Company.

What is the Effect on Current Stockholders if Proposal No. 2 is NOT Approved?

We are not seeking the approval of our stockholders to authorize our entry into the Equity Purchase Agreement and any related documents, as we have already done so and such documents are already binding obligations of the Company. The failure of the Company’s stockholders to approve this Proposal No. 2 will not negate the existing terms of the documents, which will remain binding obligations of the Company. In particular, the Company has already issued the Pre-Funded Warrants to YP as consideration for its commitment to purchase shares of Common Stock under the Equity Purchase Agreement.

If our stockholders do not approve this Proposal No. 2, we will be unable to issue any shares pursuant to the Equity Purchase Agreement in excess of the Exchange Cap, unless the average price per share of all applicable sales of our Common Stock to YP under the Equity Purchase Agreement equals or exceeds the Minimum Price, we may be limited in the amount of money we can draw down on the ELOC under the Equity Purchase Agreement and, more importantly, we face in increased risk of delisting from the Nasdaq Capital Market if we do not otherwise find an effective means to assist us with regaining compliance with the Stockholders’ Equity Requirement. The failure of our stockholders to approve this Proposal No. 2, (i) may result in our inability to take full advantage of the ELOC and severely limit the Company’s ability to grow and/or regain and maintain compliance with the Stockholders’ Equity Requirement, and (ii) may require the Company to seek alternative sources of financing which may not be available on advantageous terms, or at all, and which may result in the occurrence of additional transaction expenses. Accordingly, if the Company is limited in the number of shares it can issue under the ELOC, dilution to stockholders will be limited and have the effect of limiting the Company’s growth potential and ability to maintain its listing on the Nasdaq Capital Market with no additional capital under the ELOC.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we are unable to issue shares pursuant to the Equity Purchase Agreement in excess of the Exchange Cap, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.

Vote Required and Recommendation

Approval of this Proposal No. 2 for the issuance of the shares of Put Stock and Commitment Stock in excess of the Exchange Cap requires the affirmative vote of a majority of the voting power of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the subject matter (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “FOR” the proposal for it to be approved).

Because an abstention represents a stockholder’s affirmative choice to decline to vote on a proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. Since broker non-votes are not entitled to vote on Proposal No. 2, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 2 has been approved.

Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Proposal No. 2 for the issuance of Put Stock and Commitment Stock in excess of the Exchange Cap pursuant to the Equity Purchase Agreement.

The Board unanimously recommends that stockholders vote “FOR” this Proposal No. 2.

PROPOSAL NO. 3

TO APPROVE, FOR PURPOSES OF COMPLYING WITH THE SHAREHOLDER APPROVAL REQUIREMENTS OF NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF SHARES OF COMMON STOCK TO YP UPON (I) CONVERSION OF THE CONVERTIBLE NOTE AT AN INITIAL CONVERSION PRICE OF $6.81 PER SHARE, AND (II) THE EXERCISE OF THE YP WARRANTS AT AN INITIAL EXERCISE PRICE OF $5.361 PER SHARE, IN EACH CASE PURSUANT TO THE YP PURCHASE AGREEMENT, BY AND AMONG THE COMPANY AND YP

Background

On July 10, 2025 (the “YP Effective Date”), the Company entered into a securities purchase agreement (the “YP Purchase Agreement”) with YP, pursuant to which the Company agreed to sell: (i) a Senior Secured Convertible Promissory Note with an aggregate principal amount of $4,494,382.02 (the “Convertible Note”), which (a) accrues simple interest at a rate of 8% per annum, (b) matures 18 months after the issue date (the “Maturity Date”), (c) was issued with an original issue discount of 11%, (d) is convertible into shares of Common Stock at an initial conversion price of $6.81 per share, subject to adjustment as set forth in the Convertible Note, and (e) if not converted, then amortized over the final 12 months of the Note and concluding on the Maturity Date; and (ii) Common Stock Purchase Warrants to purchase 659,968 shares of Common Stock at an initial exercise price of $5.361 per share (the “YP Warrants”), subject to adjustment as set forth in the YP Warrants. At the closing of the transaction, the Company received $4,000,000 in gross proceeds.

We are submitting this Proposal No. 3 to you in order to obtain the requisite stockholder authorization which would be required under Nasdaq Listing Rule 5635(d), in connection with the transactions contemplated by the YP Purchase Agreement, including, without limitation, (i) the issuance of Common Stock upon conversion (or conversions) of amounts due under the Convertible Note, and (ii) the issuance of up to 659,968 shares of Common Stock upon the exercise of the YP Warrants, which, in each case, would cause the Company to issue in excess of 19.99% of our outstanding shares of Common Stock, at prices below the Minimum Price, as measured immediately prior to entering into the YP Purchase Agreement, as more fully described below.

Furthermore, the conversion of the Convertible Note would help us in our efforts to regain (and/or maintain) compliance with Nasdaq’s Stockholders’ Equity Requirement (as defined above), which requires us to maintain stockholders’ equity of not less than $2,500,000.

Overview of the YP Purchase Agreement, Convertible Note, and YP Warrants

YP Purchase Agreement

The YP Purchase Agreement contains representations and warranties of the Company and YP which are typical for transactions of this type. In addition, the YP Purchase Agreement contains customary covenants on the Company’s part that are typical for transactions of this type, as well as the following additional covenants: (i) for as long as the Convertible Note remains outstanding, the Company agreed not to effect or enter into an Equity Line of Credit (except for the ELOC pursuant to the Equity Purchase Agreement discussed in Proposal No. 1) or agreement to effect any issuance by the Company or any of its subsidiaries involving a variable rate transaction; (ii) the Company agreed to offer to YP, for so long as any amount in excess of $1,500,000 remains outstanding on the Convertible Note, the opportunity to participate in an amount equal to 25% in any subsequent securities offerings by the Company; and (iii) the Company agreed to hold a stockholder meeting within 90 days of the date of the YP Purchase Agreement at which the Company will solicit the stockholders’ affirmative vote for approval of the anti-dilution provisions described in the transaction documents in accordance with the applicable law and rules and regulations of Nasdaq.

The YP Purchase Agreement obligates the Company to indemnify YP and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by the Company, (ii) any breach of any obligation of the Company, and (iii) certain claims by third parties.

The Convertible Note and YP Warrants

The Convertible Note is a senior secured obligation of the Company and is secured by certain personal property of the Company, pursuant to a Security Agreement (as defined below). Unless earlier converted, the Convertible Note will mature in January 2027. The Convertible Note bears interest at a rate of 8% per annum, subject to increase in the event of default to the lesser of 18% per annum or the maximum rate permitted under applicable law. The Convertible Note, including interest accrued thereon, are convertible at any time until a Convertible Note is no longer outstanding, in whole or in part, at the option of the holders into shares of Common Stock at a conversion price of $6.81 per share, subject to adjustment as set forth therein. The Convertible Note has a beneficial ownership limitation such that YP will not have the right to convert any portion of their Convertible Note if YP (together with its affiliates or any other persons acting together as a group with YP) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon conversion of such Convertible Note, or, upon 61 days’ prior written notice to the Company, 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon conversion of such Convertible Note. Commencing on the six-month anniversary of the date of the issuance of the Convertible Note, and on the same date every month thereafter, the Company shall make 12 equal amortization payments, with each payment being equal to one-twelfth of the initial principal amount, plus all accrued but unpaid interest.

The Convertible Note also contains certain negative covenants, including prohibitions on the incurrence of indebtedness, liens, amendments to the Company’s organizational documents, dividends, redemption, related party transactions and entry into any equity line of credit agreement or variable rate transactions. The Convertible Note also contain standard and customary events of default including, but not limited to, failure to make payments when due, failure to observe or perform covenants or agreements contained in the Convertible Note, existence of a default or event of default under any of the Transaction Documents (as defined in the Convertible Note), the bankruptcy or insolvency of the Company or any of its subsidiaries and unsatisfied judgments against the Company.

The YP Warrants entitle the holders to purchase 659,968 shares of Common Stock. The YP Warrants are exercisable immediately and have a term of four years. The YP Warrants each have an exercise price of $5.361 per share, subject to adjustment as set forth therein.

The terms of each of the Convertible Note and the YP Warrants provide for anti-dilution protection for issuances of Common Stock at a price per share less than the then current price equal to the conversion price or exercise price, as applicable, subject to approval by the Company’s stockholders.

Registration Rights Agreement

In connection with the YP Purchase Agreement, the Company and YP entered into a Registration Rights Agreement (the “SPA RRA”), pursuant to which the Company has agreed to register the shares of Common Stock issuable upon conversion of the Convertible Note and the exercise of the YP Warrants on a registration statement on Form S-3 (the “SPA Registration Statement”) to be filed with the SEC within 30 days after the date of the issuance of the Convertible Note and YP Warrants and to cause the SPA Registration Statement to be declared effective under the Securities Act no later than 90 days after the date of the YP Purchase Agreement. If certain of the Company’s obligations under the Registration Rights Agreement are not met, the Company is required to pay partial liquidated damages to YP.

Security Agreement

The Company also entered into a Security Agreement (the “Security Agreement”) with YP, as collateral agent (the “Collateral Agent”), YP and such holders of the Convertible Note as may be issued in the future (together with YP, the “Secured Parties”). Pursuant to the Security Agreement, the Secured Parties were granted a security interest in certain of the Company’s personal property (the “Pledged Collateral”) to secure the payment and performance of all of the Company’s obligations under the Convertible Note, YP Warrants, YP Purchase Agreement, Registration Rights Agreement and Security Agreement (together, the “Transaction Documents”).

Approval of Share Issuance and Conversion Price Adjustments

Pursuant to Nasdaq Rule 5635(d), if an issuer intends to issue securities in a transaction other than a public offering when the issuance (i)(a) constitutes voting power in excess of 20% of the outstanding voting power prior to the issuance or (b) is or will be in excess of 20% of the outstanding Common Stock prior to the issuance, and (ii) is below (y) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (z) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”), the issuer generally must obtain the prior approval of its stockholders.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on April 11, 2025, the Company received a letter from the Staff on April 7, 2025 stating that it was not in compliance with the Stockholders’ Equity Requirement requiring the Company to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing. The Company reported stockholders’ equity of $170,000 in its Annual Report on Form 10-K for the year ended December 31, 2024, and, as a result, it was not in compliance with the Stockholders’ Equity Requirement. The Company is diligently working to regain compliance with the Stockholders’ Equity Requirement, and in order to regain compliance with the Stockholders’ Equity Requirement, as noted above, the conversion of any principal or interest due under the Convertible Note into shares of Common Stock in excess of the Exchange Cap and below the Minimum Price would help us in our efforts to regain (or maintain) continued compliance with the Stockholders’ Equity Requirement.

If this Proposal No. 3 is approved, the number of shares of Common Stock that will be issued upon conversion of the Convertible Note and exercise of the YP Warrants will result in the issuance of a number of shares exceeding the Exchange Cap, and at a price lower than the Minimum Price, for which stockholder approval is required under Nasdaq Rule 5635(d). The anti-dilution adjustments to the Conversion Price (as defined below) and the Exercise Price (as defined below) for which we are requesting stockholder approval are as follows (collectively, the “Anti-Dilution Features”):

1.    The Convertible Note sets forth that if, at any time while the Convertible Note is outstanding, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock, or any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents”), entitling any person to acquire Common Stock at an effective price per share that is lower than the Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”), then the Conversion Price shall be reduced to equal the lower of the Base Conversion Price or the Floor Price. The “Floor Price” means $1.363 (which price shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction); and

2.    The YP Warrant sets forth that if the Company issues, sells, enters into an agreement to sell, or grants any option to purchase, or sells, enters into an agreement to sell, or grants any right to reprice, or otherwise disposes of or issues (or announces any offer, sale, grant or any option to purchase or other disposition), or is deemed to have issued or sold, any shares of Common Stock or any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock or Common Stock Equivalents for effective consideration per share (the “New Issuance Price”) less than a price equal to the exercise price of the YP Warrant (“YP Exercise Price”) in effect immediately prior to such issue or sale or deemed issuance or sale (such YP Exercise Price then in effect is referred to as the “YP Applicable Price”) (the foregoing a “YP Warrant Dilutive Issuance”), then simultaneously with the consummation (or, if earlier, the announcement) of such YP Warrant Dilutive Issuance, the YP Exercise Price then in effect shall be reduced to an amount equal to the higher of (i) the New Issuance Price or (ii) the YP Warrant Floor Price (as defined below), provided, however, that no Exempt Issuance (as defined in the YP Warrants) shall be considered a YP Warrant Dilutive Issuance. Notwithstanding the foregoing, if one or more YP Warrant Dilutive Issuances occurred prior to the Stockholder Approval being obtained, once the Stockholder Approval is obtained, the YP Exercise Price will automatically be reduced to equal the greater of (x) the lowest YP Applicable Price with respect to any YP Warrant Dilutive Issuance that occurred prior to the Stockholder Approval being obtained, and (y) the YP Warrant Floor Price. The “YP Warrant Floor Price” means $1.07 (which price shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction).

To ensure compliance with Nasdaq Rule 5635(d), we are asking stockholders to approve the Anti-Dilution Features of the Convertibles Notes and the Anti-Dilution Features of the YP Warrants, together with the issuance of the Convertible Note Shares and YP Warrant Shares, prior to such Convertible Note Shares, YP Warrant Shares, and Anti-Dilution Features becoming available to YP.

Additional Information

The information set forth in this Proposal No. 3 is qualified in its entirety by reference to the full text of the YP Purchase Agreement, the SPA RRA, Convertible Promissory Note, and YP Warrant, attached as Exhibits 10.7, 10.8, 4.3, and 4.4, respectively, to our Current Report on Form 8-K filed with the SEC on July 14, 2025. Stockholders are urged to carefully read these documents.

Possible Effects if Proposal No. 3 is Approved

If our stockholders approve this Proposal No. 3, we would be able to convert up to approximately $4.4 million in principal amount of debt to stockholders equity by issuance of shares of our Common Stock upon conversion of the Convertible Note, thus increasing the Company’s stockholders’ equity and significantly contributing to the Company gaining compliance with the Stockholders’ Equity Requirement. While it is difficult to predict the total number of shares of Common Stock we may issue under the YP Purchase Agreement, using the Floor Price of $1.363 as the Conversion Price for all principal and interest due under the Convertible Note, we estimate that we may issue as many as 4,229,912 shares of Common Stock upon conversion of the Convertible Note, and 659,968 shares of Common Stock upon exercise of the YP Warrants.

The issuance of securities pursuant to conversion of the Convertible Note and exercise of the YP Warrants will not affect the rights of the Company’s existing stockholders, however, the issuance of the securities described in this Proposal No. 3 would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis and our stockholders will incur substantial dilution of their percentage ownership to the extent that YP fully converts the Convertible Note and fully exercises the YP Warrants. Further, because of the possibility that the Conversion Price of the Convertible Note and the exercise price of the YP Warrants may be further adjusted to a lower amount based upon the price of future issuances of our Common Stock, stockholders may experience an even greater dilutive effect. Stockholder approval of Proposal No. 3 will apply to all issuances of shares of Common Stock pursuant to the conversion of the Convertible Note and the exercise of the YP Warrants, including such potential issuance of additional shares due to the Anti-Dilution Features. This also means that our current stockholders will own a smaller interest in us as a result of the conversion of the Convertible Note and exercise of the YP Warrants, and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the shares underlying the Convertible Note and YP Warrants could also have a dilutive effect on the book value per share and any future earnings per share. We have agreed to file a registration statement to permit the public resale of the Convertible Note Shares and YP Warrant Shares. The influx of those shares into the public market could have a negative effect on the trading price of our Common Stock.

Possible Effects if Proposal No. 3 is NOT Approved

If our stockholders do not approve this Proposal No. 3 and we are not able to issue shares of our Common Stock in connection with the conversion of the Convertible Note and exercise of the YP Warrants below the Minimum Price, (i) we would be required to make repayments of the Convertible Note in substantial amounts of cash rather than in shares of Common Stock, and (ii) the Pledged Collateral would continue to be subject to the security interest granted pursuant to the Security Agreement to secure such repayments.

In addition, if our stockholders do not approve this proposal and we are not able to issue shares of our Common Stock to the Noteholders, the Company will not be able to increase its stockholders’ equity by the principal amount of the Notes intended to be converted, which is an important part of the Company’s plan to gain and retain continued compliance with applicable Nasdaq listing rules, including the Stockholders’ Equity Requirement.

Vote Required and Recommendation

Approval of this Proposal No. 3 for the issuance of the Convertible Note Shares and YP Warrant Shares in excess of the Exchange Cap and below the Minimum Price (including the Anti-Dilution Features) requires the affirmative vote of a majority of the voting power of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the subject matter (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “FOR” the proposal for it to be approved).

Because an abstention represents a stockholder’s affirmative choice to decline to vote on a proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. Since broker non-votes are not entitled to vote on Proposal No. 3, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 3 has been approved.

Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Proposal No. 3.

The Board unanimously recommends that stockholders vote “FOR” this Proposal No. 3.

PROPOSAL NO. 4

TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULES 5635(B) AND 5635(D), THE ISSUANCE OF: (I) UP TO 20,000,000 SHARES OF OUR COMMON STOCK AT A PURCHASE PRICE OF $1.00 PER SHARE IN A PROPOSED FINANCING; (II) UP TO 29,200,000 SHARES UPON THE EXERCISE OF COMMON STOCK WARRANTS AT AN INITIAL EXERCISE PRICE OF $1.00 PER SHARE; AND (III) UP TO 500,000 SHARES UPON THE EXERCISE OF PLACEMENT AGENT WARRANTS AT AN INITIAL EXERCISE PRICE OF $1.00.

Overview

On September 1, 2025 (the “Non-Binding TS Effective Date”), the Company entered into a non-binding Term Sheet with a certain lead accredited investor (the “Purchaser”), pursuant to which the Company and the Purchaser negotiated a securities purchase agreement (the “PIPE Purchase Agreement”) with the Purchaser that is expressly subject to the requisite stockholder authorization and multiple conditions precedent described in this Proposal No. 4, pursuant to which it is proposed that the Company sell (i) up to 20,000,000 shares of Common Stock (the “PIPE Common Shares”); and (ii) warrants to purchase up to 20,000,000 shares of Common Stock (the “PIPE Warrants” and collectively with the PIPE Common Shares, the “PIPE Securities”) with an initial exercise price of $1.00 per share, subject to adjustments as set forth below, and expiry five years after the date such PIPE Warrants are issued (the offer and sale of the PIPE Securities is referred to as, the “PIPE Financing”). Each PIPE Common Share will be sold as a unit with a PIPE Warrant to purchase one additional share of Common Stock for each share of Common Stock purchased (collectively, a “Unit”) for a purchase price of $1.00 per Unit. In addition, the Purchaser (or at Purchaser’s election, Purchasers affiliates and/or strategic partners) will receive additional PIPE Warrants to purchase an additional 9,200,000 shares of our Common Stock at an initial exercise price of $1.00 per share.  If this Proposal No. 4 is approved by the requisite stockholder approval, the PIPE Financing will include the Purchaser and additional accredited investors (collectively, the “Purchasers”). Upon the consummation of the PIPE Financing, the Company anticipates that it will receive up to $20,000,000.00 in gross proceeds, without giving any effect to potential proceeds received from the exercise of the PIPE Warrants.

Aegis Capital Corp. (“Aegis”) acted as our exclusive placement agent in connection with the PIPE Financing, pursuant to an Engagement Letter dated as of September 19, 2025 (the “Engagement Letter”), between us and Aegis. In addition, we will, upon consummation of the PIPE Financing, issue to Aegis, or its designees warrants (the “Placement Agent Warrants”) to purchase that number of shares of Common Stock equal to 5% of the PIPE Shares sold by Aegis in the PIPE Financing, at an exercise price of $1.00 per share (the “Placement Agent Warrant Shares”).  In the event Aegis places the full $10.0 million in PIPE Securities not purchased by the Purchaser in the PIPE Financing, Aegis will receive Placement Agent Warrants to purchase 500,000 shares of Common Stock. The Placement Agent Warrants have substantially the same terms as the PIPE Warrants.

We are submitting this Proposal No. 4 to you in order to obtain the requisite stockholder authorization which is required under Nasdaq Listing Rules 5635(b) and 5635(d), in connection with the transactions contemplated by the PIPE Purchase Agreement, including, without limitation, (i) the issuance of the PIPE Common Shares, (ii) the issuance of up to 29,200,000 shares of Common Stock upon the exercise of the PIPE Warrants; and (iii) the issuance of up to 500,000 shares of Common Stock upon the exercise of the Placement Agent Warrants, which, in each case, would (a) exceed 20% of the current outstanding Common Stock, resulting in a “change of control” under the Nasdaq interpretations of Nasdaq Listing Rule 5635(b), and (b) exceed the Exchange Cap at a price that is lower than the Minimum Price, as measured immediately prior to entering into the PIPE Purchase Agreement following stockholder authorization, as more fully described below. Shareholders should note that a “change of control,” as described under Nasdaq Listing Rule 5635(b), applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Delaware law, our organizational documents or any other agreements to which we may be a party.

Furthermore, the issuance of the PIPE Common Shares, and the issuance of the shares underlying the PIPE Warrants, would help us regain (and/or maintain) compliance with Nasdaq’s Stockholders’ Equity Requirement (as defined above), which requires us to maintain stockholders’ equity of not less than $2,500,000.

Overview of the PIPE Purchase Agreement and PIPE Warrants

PIPE Purchase Agreement

Pursuant to the PIPE Purchase Agreement, the Company would issue up to 20,000,000 shares of Common Stock and warrants to purchase up to an additional 29,200,000 shares of Common Stock. The PIPE Purchase Agreement contains representations and warranties of the Company and the Purchaser and customary covenants which are typical for transactions of this type. In addition, the PIPE Purchase Agreement contains customary conditions precedent to the Purchaser’s obligation to purchase the PIPE Securities, as well as the following conditions precedent: (1) the Company shall have received the approval of its stockholders approving the corporate actions contained in the proposals in this Proxy Statement, including, without limitation, Proposal No. 4, Proposal No. 5, and Proposal No. 6; (2) the Company shall have received executed Series AA, AAA and AAA Jr. Convertible Preferred Exchange Agreements (as defined in in Proposal No. 6) from the holders of at least 92% of the Company’s outstanding shares of the Company’s Series AA, AAA and AAA Jr. Convertible Preferred Stock (collectively, the “Series A Stock”), agreeing to convert all shares of such holder’s Series A Stock into an equal number of shares of the Company’s Series B Jr. Convertible Preferred Stock and shall have effected such conversions; (3) the Company shall have elected to exercise its right to convert all shares of Series B Preferred described in Proposal 6 below to shares of Common Stock; (4) the Company shall have received consent to enter into the PIPE Transaction from YP, and YP shall have entered into the Note Exchange Agreement (defined in Proposal No. 5); (5) the Company shall have received consent from the holders of certain debt obligations to repay the amounts due under such debt obligations prior to the maturity date thereof; and (6) the Company shall have held a stockholder meeting within 50 days of the date of the Non-Binding TS Effective Date at which the Company will solicit the stockholders’ affirmative vote for approval of the PIPE Financing in accordance with the applicable law and rules and regulations of Nasdaq.

The PIPE Warrants

The PIPE Warrants will entitle the holders to purchase up to 29,200,000 shares of Common Stock. The PIPE Warrants are exercisable immediately upon issuance, expire five years from the date of issuance, and have an initial exercise price of $1.00 (the “Initial Exercise Price”), subject to adjustment in the event of any Warrant Dilutive Issuance (as defined below), or any stock splits, stock dividends, recapitalizations, and similar events (the Initial Exercise Price as adjusted from time to time pursuant to the terms of the PIPE Warrant is referred to as, the “Exercise Price”).

The anti-dilution adjustments to the Exercise Price for which we are requesting stockholder approval set forth that if the Company sells any option to purchase, or sells any shares of Common Stock or any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, for effective consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such sale (such Exercise Price then in effect is referred to as the “Applicable Price”) (the foregoing a “Warrant Dilutive Issuance”), then simultaneously with the consummation (or, if earlier, the announcement) of such Warrant Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the higher of (i) the New Issuance Price or (ii) the Warrant Floor Price (as defined below), provided, however, that no Exempt Issuance (as defined in the PIPE Warrants) shall be considered a Dilutive Issuance. Notwithstanding the foregoing, if one or more Dilutive Issuances occurred prior to the Stockholder Approval being obtained, once the Stockholder Approval is obtained, the Exercise Price will automatically be reduced to equal the greater of (x) the lowest Applicable Price with respect to any Dilutive Issuance that occurred prior to the Stockholder Approval being obtained, and (y) the Floor Price. The “Warrant Floor Price” means 20% of the Nasdaq Minimum Price on the day the PIPE Purchase Agreement is executed (the “PIPE Purchase Date”) (which price shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction). For the avoidance of doubt, the PIPE Purchase Date will be the date of closing of the PIPE Financing. The PIPE Purchase Agreement and all related PIPE Financing transaction agreements will be fully executed on the day of closing of the PIPE Financing which will be subsequent to the annual meeting of stockholders.

The PIPE Warrants also contain a call feature, whereby, after the Company has registered the shares of Common Stock underlying the PIPE Warrant on an effective registration statement filed with the SEC, the Company has the option, but not the obligation, and in the Company’s sole and absolute discretion, to purchase the Warrant from the Holder at a price of $0.001 per share of Common Stock underlying the PIPE Warrant (the “Call Option”), in the event the closing price of the Company’s Common Stock, as listed on Nasdaq, is at or above $3.00 per share for 20 consecutive trading days (the “Call Trigger”). The Company’s right to exercise the Call Option will begin on the day immediately following the Call Trigger until the day that is thirty (30) calendar days thereafter, by way of delivery of a notice to exercise the Call Option to the holders of the PIPE Warrants.

While we cannot determine the specific Warrant Floor Price as of the date of this Proxy Statement, if the Nasdaq Minimum Price on the PIPE Purchase Date is hypothetically $3.00, then the Warrant Floor Price would equal $0.60 (20% of the Nasdaq Minimum Price). In the event that the Company (i) receives stockholder approval for the issuance of the PIPE Warrants, (ii) receives the approval to consummate the PIPE Financing, and (iii) after receipt of such approval and the issuance of the PIPE Warrants on the PIPE Purchase Date, the Company undertakes a Warrant Dilutive Issuance that would cause the Exercise Price to adjust downward to the Warrant Floor Price, the effect would be a decrease in the aggregate gross proceeds that the Company would receive from $29,200,000 in gross proceeds at the $1.00 exercise price, to $17,520,000 in gross proceeds at the hypothetical Warrant Floor Price of $0.60.

Registration Rights Agreement

In connection with setting the terms of the PIPE Purchase Agreement, and expressly subject to fully executing following the receipt of stockholder approval of the PIPE Financing, the Company and the lead investor have established the terms of the Registration Rights Agreement (the “PIPE RRA”), pursuant to which the Company would register the PIPE Common Shares and the shares of Common Stock underlying the PIPE Warrants on a registration statement on Form S-1 or Form S-3 (the “PIPE Registration Statement”) to be filed with the SEC within 30 days after the date of the issuance of the PIPE Common Shares and PIPE Warrants and to cause the PIPE Registration Statement to be declared effective under the Securities Act no later than 90 days after the date of the PIPE Purchase Agreement.

Aegis Letter of Engagement

Aegis acted as our exclusive placement agent in connection with the PIPE, pursuant to the Engagement Letter. Pursuant to the Engagement Letter, upon the consummation of the PIPE Financing, we agreed to pay Aegis (a) 2.0% for investments made by investors brought in by the Company (the “Lead Investor”), and (b) 9.0% for PIPE Securities placed by Aegis (“Aegis Investors”), excluding PIPE Securities brought by the Lead Investor. In addition, if Aegis Investors purchase $5 million or more in PIPE Securities, the Company will pay Aegis an additional fee of $125,000. Aegis will also receive a fee of 9.0% of the proceeds from the cash exercise of any PIPE Warrants purchased by Aegis Investors, in each case payable on exercise. In addition, we will issue to Aegis the Placement Agent Warrants. No fees will be payable on the exercise of warrants by the Lead Investor. Additionally, as described above, the Engagement Letter provides for the issuance of the Placement Agent Warrants to the placement Agent or designees in connection with the Private Placement.

Approval of Share Issuance and Exercise Price Adjustments

Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or a group of affiliated persons may be deemed a change of control of such issuer. Pursuant to the proposed PIPE Purchase Agreement, the PIPE Common Shares, the PIPE Warrants, the Placement Agent Warrants, and the Placement Agent Warrant Shares will only be issued after stockholder approval has been obtained. The issuance of the PIPE Common Shares, the exercise of the PIPE Warrants, and/or the exercise of the Placement Agent Warrants will result individually or collectively in the issuance of more than 20% of our Common Stock and in a change of control under the Nasdaq interpretations of Nasdaq Listing Rule 5635(b). Stockholders should note that a “change of control,” as described under Nasdaq Listing Rule 5635(b), applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Delaware law, our organizational documents or any other agreements to which we may be a party.

Pursuant to Nasdaq Rule 5635(d), if an issuer intends to issue securities in a transaction other than a public offering when the issuance (i)(a) constitutes voting power in excess of 20% of the outstanding voting power prior to the issuance or is or will be in excess of 20% of the outstanding Common Stock prior to the issuance, and (ii) is below the Minimum Price, the issuer generally must obtain the prior approval of its stockholders.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on April 11, 2025, the Company received a letter from the Staff on April 7, 2025 stating that it was not in compliance with the Stockholders’ Equity Requirement requiring the Company to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing. The Company reported stockholders’ equity of $170,000 in its Annual Report on Form 10-K for the year ended December 31, 2024, and, as a result, it was not in compliance with the Stockholders’ Equity Requirement. The Company is diligently working to regain compliance with the Stockholders’ Equity Requirement, and in order to regain compliance with the Stockholders’ Equity Requirement, as noted above, the closing of the PIPE Financing in excess of the Exchange Cap and below the Minimum Price would help us regain (or maintain) continued compliance with the Stockholders’ Equity Requirement.

To ensure compliance with Nasdaq Listing Rules 5635(b) and 5635(d), we are asking stockholders to approve: (i) the “change in control” that will occur upon the issuance of the PIPE Common Shares, PIPE Warrants, and Placement Agent Warrants, and upon the exercise of the PIPE Warrants and Placement Agent Warrants; (ii) the issuance of shares above the Exchange Cap below the Minimum Price, and (iii) the Anti-Dilution Features of the PIPE Warrants and Placement Agent Warrants, prior to such PIPE Common Shares, PIPE Warrant Shares, Placement Agent Warrant Shares, and Anti-Dilution Features being issued or otherwise becoming available to the Purchasers.

Additional Information

The information set forth in this Proposal No. 4 is qualified in its entirety by reference to the full text of the proposed PIPE Purchase Agreement, the RRA, and PIPE Warrant, attached hereto as Annex A, Annex B, and Annex C. Stockholders are urged to carefully read these documents.

Possible Effects if Proposal No. 4 is Approved

If our stockholders approve this Proposal No. 4, we would be able to issue up to approximately 20,000,000 shares of Common Stock, up to an additional 29,200,000 shares of Common Stock upon exercise of the PIPE Warrants, and up to an additional 500,000 shares of Common Stock upon exercise of the Placement Agent Warrants, thus increasing the Company’s stockholders’ equity and significantly contributing to the Company gaining compliance with the Stockholders’ Equity Requirement. While it is difficult to predict the total number of shares of Common Stock we may issue under the PIPE Purchase Agreement, we estimate that we may issue as many as 49,700,000 shares of Common Stock, including shares issued upon exercise of the PIPE Warrants.

The issuance of securities pursuant to the PIPE Purchase Agreement, the exercise of the PIPE Warrants, and the exercise of the Placement Agent Warrants will not affect the rights of the Company’s existing stockholders, however, the issuance of the securities described in this Proposal No. 4 would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre-transaction basis, and the consummation of the PIPE Financing will result in a “change in control” as determined by Nasdaq, and our stockholders will incur substantial dilution of their percentage ownership upon the issuance of the PIPE Common Shares and to the extent that the Purchasers fully exercise the PIPE Warrants and/or Aegis fully exercises their Placement Agent Warrants. Further, because of the possibility that the exercise price of the PIPE Warrants and Placement Agent Warrants may be further adjusted to a lower amount based upon the price of future issuances of our Common Stock, stockholders may experience an even greater dilutive effect upon a Warrant Dilutive Issuance. Stockholder approval of Proposal No. 4 will apply to all issuances of shares of Common Stock pursuant to the PIPE Purchase Agreement and the exercise of the PIPE Warrants and the Placement Agent Warrants, including adjustments pursuant to the Anti-Dilution Features. This also means that our current stockholders will own a smaller interest in us as a result of the issuance of the PIPE Common Shares, exercise of the PIPE Warrants, and the exercise of the Placement Agent Warrants, and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the PIPE Common Shares, the shares of Common Stock underlying the PIPE Warrants, and the shares of Common Stock underlying the Placement Agent Warrants could also have a dilutive effect on the book value per share and any future earnings per share. We would file a registration statement to permit the public resale of the PIPE Common Shares and shares of Common Stock underlying the PIPE Warrants following the close of the PIPE Financing and preceded by the requisite stockholder authorization. The influx of those shares into the public market could have a negative effect on the trading price of our Common Stock.

Possible Effects if Proposal No. 4 is NOT Approved

If our stockholders do not approve this Proposal No. 4 and we are not able to issue the PIPE Common Shares and the PIPE Warrants in connection with the PIPE Financing, and the shares of Common Stock upon the exercise of the PIPE Warrants, all issued below the Minimum Price and above the Exchange Cap, the Company will not be able to increase its stockholders’ equity, which is an important part of the Company’s plan to gain and retain continued compliance with applicable Nasdaq listing rules, including the Stockholders’ Equity Requirement.

Vote Required and Recommendation

Approval of this Proposal No. 4 requires the affirmative vote of a majority of the voting power of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the subject matter (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “FOR” the proposal for it to be approved).

Because an abstention represents a stockholder’s affirmative choice to decline to vote on a proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. Since broker non-votes are not entitled to vote on Proposal No. 4, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 4 has been approved.

Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Proposal No. 4.

The Board unanimously recommends that stockholders vote “FOR” this Proposal No. 4.

PROPOSAL NO. 5

IF, AND ONLY IF, PROPOSAL 4 IS APPROVED, APPROVAL OF THE ISSUANCE OF THE YP EXCHANGE AGREEMENT SHARES, SERIES C WARRANT SHARES AT AN INITIAL EXERCISE PRICE OF $1.00 PER SHARE AND ANTI-DILUTION FEATURES OF SERIES C WARRANTS

Overview

As stated in Proposal No. 2, Proposal No. 3, and Proposal No. 4 above, we are subject to Nasdaq Listing Rule 5635(d), which requires us to obtain stockholder approval prior to the issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which equals 20% or more of the Common Stock or 20% or more of the voting power outstanding immediately prior to the issuance (the “Exchange Cap”) at a price that is less than the Minimum Price.

We are seeking stockholder approval for Proposal No. 5, if and only if Proposal No. 4 is approved, for purposes of complying with Nasdaq Listing Rule 5635(d), as described in more detail below, for the issuance of all of the shares of Common Stock that may be issued (i) upon conversion of the Company’s Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred”) (the “Series C Conversion Shares”), and (ii) upon exercise of warrants to purchase shares of Common Stock (the “Series C Warrants”), that are exercisable for $1.00 per share (the “Series C Exercise Price”), which Series C Exercise Price will be adjusted upon the occurrence of certain events as set forth below (the shares of Common Stock underlying the Series C Warrants are referred to as, the “Series C Warrant Shares”, and collectively with the Series C Conversion Shares, the “Series C Shares”), in the event that YP converts all of its shares of Series C Preferred and fully exercises the Series C Warrants, which, in each case, the issuance of Common Stock upon such conversion and/or exercise would exceed the Exchange Cap at a price that is lower than the Minimum Price.

Background

As more specifically discussed in Proposal No. 3 “Approval of the Issuance of the Convertible Note Shares, Warrant Shares, and Anti-Dilution Features,” the Company entered into the YP Purchase Agreement, pursuant to which it issued the Convertible Note. As a condition precedent to the PIPE Financing, the Company proposes to enter into an Exchange Agreement (the “Note Exchange Agreement”), by and among the Company and YP. Pursuant to the proposed Note Exchange Agreement, YP would, subject to and conditioned upon the Company’s receipt of stockholder approval for the proposals contained in this Proxy Statement, exchange up to $4,700,000 of principal and interest under the Convertible Note, for: (i) 4,700,000 shares of Series C Preferred convertible into 4,700,000 shares of Common Stock; and (ii) the Series C Warrants to purchase 2,000,000 shares of Common Stock, at an initial exercise price of $1.00 per share such exercise price to be subject to adjustment as more specifically set forth below; and (iii) the cancellation of the YP Warrants described in Proposal No. 3.

We are submitting this Proposal No. 5 to you in order to obtain the requisite stockholder authorization which would be required under Nasdaq Listing Rule 5635(d), in connection with the transactions contemplated by the Note Exchange Agreement, including, without limitation, (i) the potential issuance of up to 4,700,000 shares of Common Stock upon the conversion (or conversions) of the Series C Preferred, and (ii) the issuance of 2,000,000 shares of Common Stock upon the full exercise of the Series C Warrants, which, in each case, would exceed the Exchange Cap at a price that is lower than the Minimum Price, as measured immediately prior to entering into the Note Exchange Agreement, as more fully described below. The aggregate number of shares Common Stock issuable to YP pursuant to the Note Exchange Agreement, assuming full conversion of the Series C Preferred and full exercise of the Series C Warrants, will be 6,700,000, subject to potential adjustment of the Series C Warrants exercise price as described below.

Furthermore, the exchange of the Convertible Note into shares of Series C Preferred would help us regain (and/or maintain) compliance with Nasdaq’s Stockholders’ Equity Requirement (as defined above), which requires us to maintain stockholders’ equity of not less than $2,500,000.

Overview of the Exchange Agreement, Series C Convertible Preferred Stock, and Series C Warrants

Note Exchange Agreement

The proposed Note Exchange Agreement contains representations and warranties of the Company and YP which are typical for transactions of this type. In addition, the proposed Note Exchange Agreement contains customary covenants on the Company’s part that are typical for transactions of this type, as well as customary pre-closing conditions.

The Series C Convertible Preferred Stock

Form. The shares of Series C Preferred would be issued in book entry form to YP.

Rank. The Series C Preferred would rank, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company, senior to all classes of Common Stock and each other class or series of equity security of the Company which is not expressly senior or on parity with the Series C Preferred.

Duration and Conversion. The Series C Preferred shall remain outstanding until the Series C Preferred is converted into Common Stock either optionally by the holder or automatically pursuant to its terms described below. YP will immediately be able to convert its shares of Series C Preferred into Common Stock at its option on the date of issuance, subject to certain beneficial ownership limitations on conversion; and the Series C Preferred will automatically be converted into Common Stock on the eighteen-month anniversary of effectiveness of the registration statement relating to the shares of Common Stock issuable upon conversion of the Series C Preferred.

Conversion Price. The shares of Series C Preferred are convertible, subject to certain beneficial ownership limitations, at the election of each holder, into shares of the Company’s Common Stock at a price per share equal to $1.00.

Beneficial Ownership Limitation. The Certificate of Designation of Preferences, Powers and Limitations of the Series C Convertible Preferred Stock (the “Series C COD”) includes a beneficial ownership limitation such that YP does not have the right to convert any portion of the Series C Preferred if YP (together with its affiliates or any other persons acting together as a group with YP) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon conversion of such Series C Preferred, or, upon 61 days’ prior written notice to the Company, 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Common Stock issuable upon conversion of such shares of Series C Preferred.

Voting Rights. Subject to certain limitations set forth in the Series C COD, the holders of Series C Preferred are entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the Common Stock as a single class, on an as-converted basis, with a number of votes per share equal to (x) the stated value of $1.00, divided by (y) the conversion price of $1.00 (as adjusted for any stock dividends, splits, combinations or other similar events on the Common Stock).

Adjustments. The Conversion Price of the Series C Preferred and the number of shares of our Common Stock issuable upon the conversion of the Series C Preferred are subject to adjustment in the event of stock dividends, stock splits, and the like.

The foregoing summary of the Series C COD, which sets forth the rights of the Series C Preferred, is qualified in its entirety by the full text of the Series C COD, which is attached hereto as Annex E.

The Series C Warrants

In connection with the proposed Note Exchange Agreement, the Company would, upon receipt of the approval of the Company’s stockholders of the proposals hereunder, issue the Series C Warrants to YP, which entitle YP to purchase an aggregate of 2,000,000 shares of Common Stock at an initial exercise price of $1.00 per share (the “Initial Exercise Price”), with the Initial Exercise Price being subject to adjustment upon any Warrant Dilutive Issuance (as defined below), or for any stock dividend, stock split, stock combination, reclassification or similar transaction. The Series C Warrants, upon issuance, will be immediately exercisable and expire on the date that is five years from the date of the issuance of the Series C Warrants.

The Series C Warrants, when issued, will contain anti-dilution protections setting forth that if the Company issues, sells, enters into an agreement to sell, or grants any option to purchase, or sells, enters into an agreement to sell, or grants any right to reprice, or otherwise disposes of or issues (or announces any offer, sale, grant or any option to purchase or other disposition), or is deemed to have issued or sold, any shares of Common Stock or any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock or Common Stock Equivalents for effective consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Exercise Price then in effect is referred to as the “Applicable Price”) (the foregoing a “Warrant Dilutive Issuance”), then simultaneously with the consummation (or, if earlier, the announcement) of such Warrant Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the higher of (i) the New Issuance Price or (ii) the Warrant Floor Price (as defined below), provided, however, that no Exempt Issuance (as defined in the Series C Warrant) shall be considered a Dilutive Issuance (the adjustment in the event of a Warrant Dilutive Issuance is referred to as, the “Series C Warrant Anti-Dilution Features”). The “Warrant Floor Price” means 20% of the Nasdaq Minimum Price on the day the Note Exchange Agreement becomes effective (the “Note Exchange Date”) (which will not occur until the closing date of the PIPE Financing and which price shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction).

While we cannot determine the specific Warrant Floor Price as of the date of this Proxy Statement, if the Nasdaq Minimum Price on the Note Exchange Date is hypothetically $3.00, then the Warrant Floor Price would equal $0.60 (20% of the Nasdaq Minimum Price). In the event that the Company (i) receives stockholder approval for the issuance of the Series C Warrants, (ii) receives the approval to undertake the PIPE Financing contained in this Proxy Statement (and the other proposals hereunder), and (iii) after receipt of such approval and the issuance of the Series C Warrants, the Company undertakes a Warrant Dilutive Issuance that would cause the Exercise Price to adjust downward to the Warrant Floor Price, the effect would be a decrease in the aggregate gross proceeds that the Company would receive from $2,000,000 in gross proceeds at the $1.00 exercise price, to $1,200,000 in gross proceeds at the hypothetical Warrant Floor Price of $0.60.

Registration Rights Agreement

In connection with the proposed Note Exchange Agreement, the Company and YP would enter into the proposed Registration Rights Agreement (the “Series C RRA”), pursuant to which the Company would register the Series C Shares on a registration statement on Form S-1 or Form S-3 (the “Series C Registration Statement”) to be filed with the SEC within 30 days after the date of the issuance of the Series C Preferred and Series C Warrants, and to cause the Series C Registration Statement to be declared effective under the Securities Act no later than 90 days after the date of the Note Exchange Agreement.

Why We Need Stockholder Approval

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions, other than public offerings, resulting in the issuance of shares in an amount exceeding the Exchange Cap at a price less than the Minimum Price. Due to the number of shares of Common Stock that will be issued upon conversion of the Series C Preferred (4,700,000 shares of Common Stock), the 2,000,000 shares of Common Stock issuable upon exercise of the Series C Warrants, and the fact that the conversion price per share of Series C Preferred is less than the “Minimum Price”, as well as the Series C Warrants being issued in connection with the Series C Preferred and being exercisable at a price that is less than the “Minimum Price” (including the Anti-Dilution Features), the conversion of Series C Preferred into over 20% of our outstanding Common Stock at the time the Note Exchange Agreement will be signed and the exercise of the Series C Warrants requires stockholder approval pursuant to Nasdaq Listing Rule 5635(d).

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on April 11, 2025, the Company received a letter from the Staff on April 7, 2025 stating that it was not in compliance with the Stockholders’ Equity Requirement requiring the Company to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing. The Company reported stockholders’ equity of $170,000 in its Annual Report on Form 10-K for the year ended December 31, 2024, and, as a result, it was not in compliance with the Stockholders’ Equity Requirement. The Company is diligently working to regain compliance with the Stockholders’ Equity Requirement, and in order to regain compliance with the Stockholders’ Equity Requirement, as noted above, the conversion of any principal or interest due under the Convertible Note into shares of Common Stock upon conversion of the shares of Series C Preferred issued in exchange for a portion of the principal and interest due under the Convertible Note, in excess of the Exchange Cap and below the Minimum Price would help us regain (or maintain) continued compliance with the Stockholders’ Equity Requirement.

Additional Information

The information set forth in this Proposal No. 5 is qualified in its entirety by reference to the full text of the following proposed agreements: the Note Exchange Agreement, the Series C COD, and the Series C Warrant, attached hereto as Annex D, Annex E, and Annex F, respectively. Stockholders are urged to carefully read these documents.

Possible Effects if Proposal No. 5 is Approved

If our stockholders approve this Proposal No. 5, we would be able to convert up to approximately $4,700,000 in principal and accrued interest of debt to stockholders equity by issuance of shares of our Common Stock upon conversion of the Series C Preferred issued in exchange for the outstanding debt obligations under the Convertible Note, thus increasing the Company’s stockholders’ equity and significantly contributing to the Company gaining compliance with the Stockholders’ Equity Requirement. While it is difficult to predict the total number of shares of Common Stock we may issue pursuant to the Note Exchange Agreement, the potential conversion of the Series C Preferred into Common Stock at the stated value of $1.00 per share, and the exercise of the Series C Warrants at $1.00 per share, we estimate that we may issue as many as 6,700,000 shares of Common Stock upon such conversion and exercise, respectively and collectively, exclusive of additional shares of Common Stock issuable upon exercise of the Series C Warrants should a Warrant Dilutive Issuance occur.

The issuance of securities pursuant to conversion of the Series C Preferred and exercise of the Series C Warrants will not affect the rights of the Company’s existing stockholders, however, the issuance of the securities described in this Proposal No. 5 would result in the issuance of over 20% of the Company’s outstanding shares of Common Stock on a pre- transaction basis and our stockholders will incur substantial dilution of their percentage ownership to the extent that YP fully converts the Series C Preferred and fully exercises the Series C Warrants. Further, because of the possibility that the exercise price of the Warrants may be further adjusted to a lower amount based upon the price of future issuances of our Common Stock, stockholders may experience an even greater dilutive effect. Stockholder approval of Proposal No. 5 will apply to all issuances of shares of Common Stock pursuant to the conversion of the Series C Preferred and the exercise of the Series C Warrants, including adjustments to the Series C Warrants due to the Anti-Dilution Features. This also means that our current stockholders will own a smaller interest in us as a result of the conversion of the Series C Preferred and exercise of the Series C Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the Series C Conversion Shares and Series C Warrant Shares could also have a dilutive effect on the book value per share and any future earnings per share. We would file a registration statement to permit the public resale of the Series C Conversion Shares and Series C Warrant Shares upon approval of Proposal Nos. 2, 3, 4 and this Proposal No. 5. The influx of those shares into the public market could have a negative effect on the trading price of our Common Stock.

Possible Effects if Proposal No. 5 is NOT Approved

If our stockholders do not approve this Proposal No. 5, we will not be able to consummate the PIPE Financing, the Note Exchange Agreement and the exchange of debt for Series C Preferred will not occur as each are conditions precedent to the consummation of the PIPE Financing. Failure to consummate the transactions contemplated by the Note Exchange Agreement (the “Note Exchange”), and thereby the PIPE Financing, would require the Company to seek alternative sources of financing which may not be available on advantageous terms, or at all, and which could cause us to be unable to fully satisfy our ongoing working capital and business needs on the terms or timeline we anticipate, if at all, which could materially and adversely impact future operating results. Furthermore, our failure to consummate the Note Exchange (and thereby the PIPE Financing), will result in our inability to increase our stockholders’ equity in an amount to bring us back into compliance with the Stockholders’ Equity Requirement, which would jeopardize our ability to maintain our listing on the Nasdaq Capital Market.

Moreover, if we are not able to convert the amounts due under the Convertible Note to shares of Series C Preferred, (i) we would be required to make repayments of the Convertible Note in substantial amounts of cash rather than in shares of Common Stock, and (ii) the Pledged Collateral would continue to be subject to the security interest granted pursuant to the Security Agreement to secure such repayments.

Vote Required and Recommendation

Approval of this Proposal No. 5 requires the affirmative vote of a majority of the voting power of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the subject matter (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “FOR” the proposal for it to be approved).

Because an abstention represents a stockholder’s affirmative choice to decline to vote on a proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. Since broker non-votes are not entitled to vote on Proposal No. 5, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 5 has been approved.

Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Proposal No. 5.

The Board unanimously recommends that stockholders vote “FOR” this Proposal No. 5.

PROPOSAL NO. 6

IF, AND ONLY IF, PROPOSAL 4 AND PROPOSAL NO. 5 ARE APPROVED, TO APPROVE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), THE EXERCISABILITY OF COMMON STOCK PURCHASE WARRANTS AT AN INITIAL EXERCISE PRICE OF $1.00 PER SHARE, THE ISSUANCE OF UP TO 2,346,641 SHARES OF COMMON STOCK THAT WOULD UNDERLY SUCH WARRANTS, THE EXERCISABILITY OF FINANCIAL ADVISORY WARRANTS TO PURCHASE COMMON STOCK, AND THE ISSUANCE OF 350,000 SHARES OF COMMON STOCK THAT UNDERLY SUCH WARRANTS

Overview

We are seeking stockholder approval, if and only if Proposal No. 4 and Proposal No. 5 are approved, for purposes of complying with Nasdaq Listing Rule 5635(d), for the issuance and exercisability of (i) warrants to purchase Common Stock (the “Series B Warrants”), with an exercise price of $1.00 per share, and the issuance of up to 2,346,641 shares of our Common Stock underlying such Series B Warrants (the “Series B Warrant Shares”), and (ii) financial advisory warrants to purchase Common Stock (the “Financial Advisory Warrants”) with an initial exercise price of $1.00 per share, and the issuance of up to 350,000 shares of our Common Stock underlying such Financial Advisory Warrants. The Series B Warrants are to be issued in connection with the PIPE Financing discussed in Proposal No. 4 and specifically to the holders of Series B Jr Convertible Preferred Stock.

The information set forth in this Proposal No. 6 is qualified in its entirety by reference to the full text of the Series B Warrants, the form of which is attached hereto as Annex G. Stockholders are urged to carefully read these documents.

Background

From April 19, 2023 to September 1, 2024, we entered into a series of Subscription Agreements (the “Series A Subscription Agreements”) with certain accredited investors (collectively, the “Series A Holders”), pursuant to which the Company agreed to issue and sell to the Series A Holders in a private placement (the “Series A Offering”) an aggregate of 11,781 shares of Series AA Convertible Preferred Stock (including all subseries thereof, the “Series AA Preferred”), 14,722 shares of Series AAA Convertible Preferred Stock (includes 8,355 shares issued and sold and 6,367 shares issued pursuant to an exchange offer) (including all subseries thereof, the “Series AAA Preferred”), and 2,857 shares Series AAA Junior Preferred (including all subseries thereof, the “Series AAA Junior”), each with a par value of $0.001 per share (the shares of Series AA Preferred, Series AAA Preferred, and Series AAA Junior are collectively, the “Series A Shares”), for $1,000 per Series A Share, with conversion prices ranging from $15.00 to $84.80 as of the Record Date, and having the rights, preferences, privileges and restrictions set forth in the respective Certificate of Designation of Preferences, Rights and Limitations for each of the Series AA Preferred, Series AAA Preferred, and Series AAA Junior, filed with the Delaware Secretary of State on dates between April 19, 2023 to September 30, 2024.

On September 17, 2025, the Company entered into exchange agreements (the “Series A Exchange Agreements”) with holders of 97.3% of the Series A Holders (the “Exchanging Holders”) holding an aggregate total of 15,987 Series A Shares, pursuant to which the Series A Holders agreed to exchange their Series A Shares for an equal number of shares of the Company’s newly designated Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred”, and the exchange of the Series A Shares for shares of Series B Preferred, the “Series B Exchange”). For more information on the Series B Exchange and the Series A Exchange Agreements, please see our Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 18, 2025. We engaged Aegis to act as our exclusive financial advisor in connection with the Series B Exchange, pursuant to which we agreed to issue the Financial Advisory Warrants to purchase up to 350,000 shares of Common Stock, at an initial exercise price of $1.00, and contain substantially the same terms and conditions as the PIPE Warrants.

In connection with the proposed entry into the PIPE Purchase Agreement, the Board has determined it to be in the best interests of the Company to issue the Series B Warrants to the holders of shares of Series B Preferred (the “Series B Holders”). Each Series B Warrant has a proposed exercise price per share equal to $1.00 (the “Series B Exercise Price”). The exercisability of the Series B Warrants will be available for exercise only upon the first trading day following the one year anniversary of the Company’s receipt of such stockholder approval, unless prior written approval is received from the Company during such one-year period, as may be required by the applicable rules and regulations of the Nasdaq Capital Market (the “Warrant Stockholder Approval” and the first trading day following the one year anniversary of the Company’s receipt of Warrant Stockholder Approval being, the “Initial Exercise Date”).

Each Series B Warrant offered will become exercisable beginning on the Initial Exercise Date at the Series B Exercise Price, and will expire on the date that is one year from the Initial Exercise Date, subject to the right to exercise during such one-year period with the prior written approval of the Company; provided that holders of the Series B Warrants will have the right to exercise their Series B Warrants during the time beginning on date the Company receives the Warrant Stockholder Approval and the Initial Exercise Date in the event of a Change of Control or other Fundamental Change (each as defined in the Series B Warrant).

We are seeking approval for this Proposal No. 6 because the Series B Warrants and the Financial Advisory Warrants cannot be exercised, and therefore will not be issued, until we receive the Warrant Stockholder Approval.

Nasdaq Stockholder Approval Requirement; Reasons for this Proposal No. 6

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is lower than the Minimum Price. If approved: (i) the Series B Warrants will be issued at the Series B Exercise Price, which (a) will result in Series B Warrant Shares being issued to the Series B Holders below the Minimum Price, and (b) will exceed 20% of our outstanding shares of Common Stock at a discount to the price of our Common Stock immediately prior to the entrance into the PIPE Purchase Agreement; and (ii) the Financial Advisory Warrants will be issued with a $1.00 exercise price, which (y) will result in Financial Advisory Warrant Shares being issued below the Minimum Price, and (z) will exceed 20% of our outstanding shares of Common Stock at a discount to the price of our Common Stock immediately prior to the entrance into the PIPE Purchase Agreement. Because of Nasdaq Listing Rule 5635(d), the Warrants may not be exercised, and therefore will not be issued, unless stockholder approval of their exercise is obtained. This proposal is included in this Proxy Statement for purposes of seeking this approval.

Vote Required and Recommendation

Approval of this Proposal No. 6 for the issuance of the Series B Warrants, the Financial Advisory Warrants, the Series B Warrant Shares, and the Financial Advisory Warrant Shares, in excess of 20% and below the Minimum Price requires the affirmative vote of a majority of the voting power of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the subject matter (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “FOR” the proposal for it to be approved).

Because an abstention represents a stockholder’s affirmative choice to decline to vote on a proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. Since broker non-votes are not entitled to vote on Proposal No. 6, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 6 has been approved.

Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Proposal No. 6.

The Board unanimously recommends that stockholders vote “FOR” this Proposal No. 6.

PROPOSAL NO. 7

APPROVAL OF THE THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SUPER LEAGUE ENTERPRISE, INC.

Overview

Our Board has adopted and is recommending that our stockholders approve the Third Amended and Restated Certificate of Incorporation of Super League Enterprise, Inc. (the “Charter Amendment”), which such Charter Amendment amends the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Prior Charter”) to: (i) increase the number of authorized shares of Common Stock from 400,000,000 to 750,000,000; and (ii) to allow the vote of the holders of our preferred stock to amend their respective preferred stock certificates of designations (“COD”), without requiring the approval of the holders of all voting securities of the Company. Our Board determined that the Charter Amendment is advisable and in the best interests of the Company and our stockholders and directed that it be submitted to our stockholders for approval.

Form of the Share Increase Amendment

The proposed Charter Amendment would only amend the following sections of our Prior Charter: (i) the first paragraph of Article Fourth; and (ii) Subsection A.1. of Article Fourth, to read as follows:

“The total number of shares which the Corporation shall have authority to issue is seven hundred sixty million (760,000,000) shares, of which seven hundred fifty million (750,000,000) shares shall be common stock, par value $0.001 per share (“Common Stock”), and ten million (10,000,000) shares shall be preferred stock, par value $0.001 per share (“Preferred Stock”). The Board of Directors of the Corporation may divide the Preferred Stock into any number of series, fix the designation and number of each such series, and determine or change the designation, relative rights, preferences, and limitations of any series of Preferred Stock. The Board of Directors (within the limits and restrictions of the adopting resolutions) may also increase or decrease the number of shares of Preferred Stock initially fixed for any series, but no decrease may reduce the number below the shares of Preferred Stock then outstanding and duly reserved for issuance.

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of the Common Stock of the Corporation.

A. COMMON STOCK

1. Voting. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, except as otherwise required by applicable law, holders of Common Stock shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of the Preferred Stock or one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Third Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) or applicable law. There shall be no cumulative voting.”

The summary above is wholly qualified by the complete text of the Third Amended and Restated Certificate of Incorporation, in the form attached hereto as Appendix B and incorporated herein by reference.

Purpose and Rationale for the Charter Amendment

Increase in Authorized Common Stock

The objective of the Charter Amendment is to ensure that we have a sufficient number of shares of Common Stock authorized for future issuances, including issuances under the Equity Line of Credit, conversion of the YP Notes, exercise of the YP Warrants, issuance of the PIPE Shares, exercise of the PIPE Warrants, exercise of the Placement Agent Warrants, issuance of the Series C Conversion Shares, exercise of the Series C Warrant Shares, exercise of the Series B Warrants, and exercise of the Financial Advisory Warrants, and also to ensure that we have a sufficient number shares of Common Stock to issue in connection with future equity financings and strategic acquisitions and to ensure we have a sufficient number of shares of Common Stock that may be issued upon conversion of currently issued and outstanding derivative securities.

As of September 18, 2025, there were approximately 1,117,021 shares of Common Stock issued and outstanding, and 5,863,440 shares required to be issued under our incentive plans, Common Stock purchase warrants, outstanding shares of Preferred Stock, convertible promissory notes and other written agreements. Specifically, as of the Record Date:

●	1,117,021 shares of our Common Stock were issued and outstanding;

●	2,916,582 shares of our Common Stock were reserved for issuances upon conversion of our Preferred Stock;

●	2,946,858 shares of our Common Stock are required to be issued upon exercise of outstanding Common Stock purchase warrants, options and other written agreements.

To allow for the conversion of all of our outstanding derivative securities, and to provide the Company with the flexibility to issue shares in connection with future financings and strategic acquisitions, debt restructurings or resolutions, equity compensation and incentives to employees and officers and other corporate purposes, our Board believes the number of shares of Common Stock available for issuance should be increased in order avoid the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares of Common Stock arises. Such a delay might deny us the flexibility that the Board views as important in facilitating the effective use of our securities.

In addition to shares of Common Stock issuable upon conversion or exercise of our outstanding derivative securities, we may desire to issue and sell shares of our Common Stock in capital raising transactions to fund our working capital requirements. These financings are often conducted at a discount to the prevailing market price of our Common Stock. The last reported sales price of our Common Stock was $3.28 per share on September 19, 2025, as reported on the Nasdaq Capital Market. As a result, any financing that involves the issuance of shares of Common Stock or securities convertible into Common Stock, even at prices that are at or above the prevailing market price, may require that a substantial number of shares of Common Stock be available for issuance. These financing transactions may also result in substantial dilution to the Company’s existing stockholders. Financing transactions may not be available on terms favorable to the Company, or at all, but the Board of Directors believes that the Company should have sufficient shares of Common Stock available for issuance in the event that the issuance of shares of Common Stock is desirable and in the best interests of stockholders. Although the Company will seek additional sources of working capital, the Company currently does not have any commitments, arrangements, understandings or agreements, written or oral, regarding the issuance of additional shares of Common Stock other than the Proposals set forth in this Proxy Statement.

Although the Company has no present obligations to issue additional shares of Common Stock (except in connection with the proposals referenced herein and our outstanding derivative securities), our Board believes that it is prudent to increase the number of authorized shares of Common Stock from 400,000,000 shares to 750,000,000 shares, in order to have a sufficient number of shares of Common Stock to meet our business and financing needs. In the event this proposal is not approved, we will be required to consider the issuance of additional shares of Preferred Stock or other securities to address our financing requirements, and/or negotiate a restructuring of our outstanding derivative securities, which may be on terms less favorable to stockholders than the terms that may be available if we had sufficient authorized shares of Common Stock available.

Preferred Stockholder Rights

The Certificate of Designation of each series of our Preferred Stock establishes the contractual rights, preferences, and privileges of that series. Any modification to these provisions directly impacts the holders of that series, and less so the common stockholders or other security holders. It is therefore equitable and consistent with corporate governance best practices that preferred holders have a decisive voice on such changes that alter their rights adversely. Enhanced voting rights will align the Company’s practices with statutory protections and market expectations.

Providing preferred stockholders with meaningful approval rights over COD modifications enhances investor confidence, reduces potential litigation risk, and demonstrates a commitment to transparent, fair governance. This practice may improve the Company’s access to capital markets by signaling to future investors that the Company respects investor protections.

The amendment includes a proposed change providing that, except as otherwise required by applicable law, holders of Common Stock shall not be entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or applicable law, including Certificates of Designation.

Effect of Charter Amendment

The increase of our authorized shares of Common Stock will not have any immediate effect on the rights of existing stockholders. If the stockholders approve the proposed Charter Amendment and our Charter is amended, our Board may cause the issuance of additional shares of Common Stock (up to the new total number of authorized shares of Common Stock) without further vote of our stockholders, except as provided under the Delaware General Corporation Law or to the extent the Company chooses to comply with any limiting rules of any securities exchange or quotation system on which shares of Common Stock are then listed or traded. Current holders of Common Stock do not have preemptive or similar rights, which means that current stockholders do not have a right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing holders of our Common Stock. It may also adversely affect the market price of our Common Stock. However, in the event additional shares are issued in transactions that position us to take advantage of favorable business opportunities or provide working capital sufficient to allow us to pursue and/or expand our business plan to address new opportunities, the market price of our Common Stock may increase. Adoption of the Charter Amendment will not change the par value of the Common Stock. Other than as described above in Purpose and Rationale for the Charter Amendment, this proposed Charter Amendment will not otherwise alter or modify the rights, preferences, privileges or restrictions of outstanding shares of our Common Stock and Preferred Stock.

Anti-Takeover Effects

Although the proposed Charter Amendment is not motivated by anti-takeover concerns and is not considered by the Board to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable our Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid which our Board determines is not in the best interests of the Company and its stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, issuance of shares of our Common Stock without further action by the stockholders may have the effect of delaying or preventing a change of control of the Company, may discourage bids for the Company’s Common Stock at a premium over the market price of the Common Stock, and may adversely affect the market price of the Common Stock. Thus, increasing the authorized number of shares of our Common Stock could render more difficult and less likely a hostile merger, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of our Common Stock.

Effective Date

If the Charter Amendment is approved, it will become effective on the date of filing of the Third Amended and Restated Certificate with the office of the Secretary of State of the State of Delaware.

Required Vote and Recommendation

Approval of this Proposal No. 7 approving and ratifying the Third Amended and Restated Certificate of Incorporation of the Company, attached hereto as Annex H, requires the affirmative vote of the holders of a majority of our outstanding voting securities on an as-converted basis (meaning that of the outstanding voting securities, voting on an as-converted basis, a majority of such securities must be voted “FOR” the proposal to be approved). Abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal.

Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Proposal No. 7.

Our Board of Directors recommends a vote “FOR” this Proposal No. 7.

PROPOSAL NO. 8

INCREASE IN COMMON STOCK AVAILABLE UNDER THE 2025 OMNIBUS EQUITY INCENTIVE PLAN

General

The Board believes that the future success of the Company depends, in large part, upon the ability of the Company to attract, retain and motivate key employees and that the granting of equity awards under the Super League 2025 Omnibus Equity Incentive Plan (the “2025 Plan”) serves as an important factor in retaining key employees. Equity awards are used as compensation vehicles by most, if not all, of the companies with which we compete for talent, and we believe that providing equity awards is critical to our continued ability to attract and retain key employees. On April 8, 2025, the Company’s Board approved, and on June 9, 2025, stockholders approved the 2025 Plan, which reserves 75,000 shares for issuance.

On September 17, 2025, the Company’s Board approved, subject to stockholder approval, an amendment to the 2025 Plan (the “Plan Amendment”) to increase the number of shares reserved for issuance under the 2025 Plan by an amount equal to not less than 25% of the issued and outstanding Common Stock, inclusive of all outstanding Preferred Stock on an “as converted” basis, immediately following the closing of the PIPE Financing, Note Exchange Agreement, Series B Exchange Agreement, and the issuance of the Series B Warrants (the “Proposed Transactions”). As of September 18, 2025, there were zero shares remaining available for issuance under the 2025 Plan.

The chart below outlines the increase in the number of shares reserved for issuance under the 2025 Plan, as described in this proposal, prior to and immediately following the proposed increase in 2025 Plan Reserve by an amount equal to not less than 25% of the issued and outstanding Common Stock of the Company, inclusive of all outstanding Preferred Stock on an “as converted” basis, immediately following the consummation of the Proposed Transactions (“Target Plan Reserve”) if we close on $10,000,000, $15,000,000 or $20,000,000 in connection with the PIPE Financing, based on share information as of the close of business on September 18, 2025. The chart below does not give effect to any other securities outstanding, including any other derivative securities outstanding as of, or issuance of any securities or derivative securities after, September 18, 2025.

Gross Proceeds from the PIPE Financing	$10,000,000	$15,000,000	$20,000,000
2025 Plan Reserve - Prior to Proposed Increase	75,000	75,000	75,000
Target 2025 Plan Reserve Per Proposal	4,542,863	5,792,863	7,042,863
Increase in 2025 Plan Reserve	4,467,863	5,717,863	6,967,863

The Board believes the current number of shares remaining available for issuance under the 2025 Plan is insufficient. Based on the Company’s current rate of equity awards as well as the Company’s anticipated hiring of new employees, the Board believes a sufficient share reserve is necessary given the current share reserve is zero. Without the ability to provide equity compensation, the Company will likely be unable to attract and retain key employees. If this proposal is approved, the Company intends to continue to provide equity incentives to existing key employees as well to certain newly hired employees and outside directors. If this proposal is approved, the Company expects to have sufficient shares available under the 2025 Plan for the next twelve to eighteen months.

The proposed increase was determined by comparing the Company’s past equity grants to key employees and new employees to its current hiring and retention plan. The Company’s run rate, or the number of shares awarded as compensation relative to the number of available shares, net of forfeited and expired shares, has averaged 20.6% over the past three fiscal years.

The Board believes that the increase in the number of shares available for issuance under the 2025 Plan is in the best interests of the Company and recommends a vote for this proposal.   A copy of the amendment to the 2025 Plan is attached hereto as Annex I.

Purpose of 2025 Plan

The purpose of the 2025 Plan is to advance the interests of the Company by encouraging equity participation in the Company by directors, officers and employees of the Company through the acquisition of shares of Common Stock upon the exercise of options and the issuance of Common Stock in settlement of restricted stock units (“RSUs”) and stock appreciation rights (“SARs”) granted under the 2025 Plan. In addition, our Board determines the amount and terms of equity-based compensation granted to each individual. In determining whether to grant certain equity awards to our executive officers, the Board assesses the level of the executive officer’s achievement of meeting individual goals, as well as the executive officer’s contribution towards goals of the Company.

General Provisions

The following is a summary of the 2025 Plan.

The 2025 Plan allows grants of stock options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock unit awards (“RSUs”), other share-based awards and performance awards with respect to Common Stock of the Company to eligible individuals, which generally includes directors, officers, employees, and any advisor or consultant who is a natural person and provides services to us. Options granted under the 2025 Plan include non-statutory options as well as incentive options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); incentive stock options may be granted only to our employees. We have developed the 2025 Plan to align the interests of (i) employees, (ii) non-employee Board members, and (iii) consultants and key advisors with the interest of our stockholders and to provide incentives for these persons to exert maximum efforts for our success and to encourage them to contribute materially to our growth.

The 2025 Plan is not subject to the provisions of the Employment Retirement Income Security Act, as amended (“ERISA”), and is not a “qualified plan” within the meaning of Section 401 of the Code.

Shares Subject to the Stock Incentive Plan. If this proposal is approved, the Company may issue up to 7,042,863 shares under the 2025 Plan, subject to adjustment to prevent dilution from stock dividends, stock splits, recapitalization or similar transactions.

Administration of the 2025 Plan. The Board administers the 2025 Plan and determines which eligible individuals are to receive option grants or stock issuances under the 2025 Plan, the times when the grants or issuances are to be made, the number of shares of Common Stock subject to each grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding.

Awards Under the 2025 Plan. Under the 2025 Plan, the Board may grant awards in the form of stock options, SARs, restricted stock awards, RSUs, and other stock awards and performance awards.

Options. The duration of any option shall be within the sole discretion of the Board; provided, however, that any incentive stock option granted to a 10% or less stockholder or any nonqualified stock option shall, by its terms, be exercised within 10 years after the date the option is granted and any incentive stock option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the option is granted. The exercise price of all options will be determined by the Board; provided, however, that the exercise price of an option (including incentive stock options or nonqualified stock options) will be equal to, or greater than, the fair market value of a share of our stock on the date the option is granted and further provided that incentive stock options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of our stock on the date of grant.

Stock Appreciation Rights. The Board is authorized to grant SARs in conjunction with a stock option or other award granted under the 2025 Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of Common Stock on the date the SAR is granted. The term of a SAR may be no more than 10 years from the date of grant. SARs are subject to terms and conditions set by the Board, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services.

Upon exercise of a SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price. Payment may be made in cash, shares of our Common Stock or other property or any combination thereof, as the Board may determine. Shares issued upon the exercise of SARs are valued at their fair market value as of the date of exercise.

Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the 2025 Plan and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Board determines the terms and conditions of restricted stock awards, including the number of shares of Common Stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of Common Stock and the right to receive cash dividends and share and property distributions on the shares.

Restricted Stock Unit Awards. Awards of RSUs having a value equal to an identical number of shares of Common Stock may be granted either alone or in addition to other awards granted under the 2025 Plan and are also available as a form of payment of performance awards granted under the 2025 Plan and other earned cash-based incentive compensation. The Board determines the terms and conditions of RSUs, including conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of an RSU award will not have any of the rights of a stockholder, including voting rights with respect to the award (provided that dividend equivalents may be granted). Any cash dividends and share and other property distributed with respect to the award will be subject to the requirements for dividend equivalents on RSUs described in the 2025 Plan.

Other Share-Based Awards. The 2025 Plan also provides for the award of shares of Common Stock and other awards that are valued by reference to Common Stock or other property (“Other Share-Based Awards”). Such awards may be granted alone or in addition to other awards under the 2025 Plan. Other Share-Based Awards may be paid in cash, shares of Common Stock or other property or a combination thereof, as determined by the Board. The Board determines the terms and conditions of Other Share-Based Awards, including any conditions for vesting that must be satisfied.

Performance Share Awards. A performance share award is an award entitling the holder to acquire shares of Common Stock upon the attainment of specified performance goals, as determined by the Board.

Dividends; Dividend Equivalents. Awards other than options and SARs may, if determined by the Board, provide that the participant will be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends, declared with respect to shares of Common Stock covered by an award. Any dividends or dividend equivalents provided with respect to performance awards or restricted stock, RSU or other share based awards will be subject to the same restrictions and risk of forfeiture as the underlying award.

Termination of Employment. Unless the Board provides otherwise in the terms of the award, if the employment or service of a participant is terminated, options granted to such participant will immediately cease to be exercisable and any options or other awards granted after that date will cease to be exercisable (i) immediately if the participant’s employment or service is terminated for cause or (ii) up to three (3) months after the participant’s employment or service is terminated without cause.

Termination or Amendment of the 2025 Plan. Our Board may at any time terminate the 2025 Plan or make such amendments thereto as it deems advisable, without action on the part of our stockholders unless their approval is required under the law. However, no termination or amendment will, without the consent of the individual to whom any option has been granted, affect or impair the rights of such individual. Under Section 422(b)(2) of the Code, no incentive stock option may be granted under the 2025 Plan more than ten years from the date the 2025 Plan was amended and restated or the date such amendment and restatement was approved by our stockholders, whichever is earlier.

New Plan Benefits

We are unable to determine the dollar value and number of stock awards that may be received by or allocated to (i) any of our named executive officers, (ii) our current executive officers, as a group, (iii) our employees who are not executive officers, as a group, and (iv) our non-executive directors, as a group as a result of the approval of the amendment to the 2025 Plan because at this time we are unable to determine whether any of the current non-executive directors will meet the requirements to receive any automatic grants of options under the 2025 Plan and all other stock awards granted to such persons are granted by the Compensation Committee on a discretionary basis.

Federal Income Tax Consequences

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2025 Plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement. This summary assumes that all awards granted under the 2025 Plan are exempt from, or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 2025 Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws. The 2025 Plan is not qualified under Section 401 of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then, if sold at a profit, all of the profit will be long-term capital gain or, if sold at a loss, all of the loss will be long-term capital loss. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and the participant will have ordinary income equal to the difference between the exercise price and the fair market value of the underlying stock at the time the option was exercised. Depending on the circumstances of the disqualifying disposition, the participant may then be able to report any difference between the fair market value of the underlying stock at the time of exercise and the disposition price as gain or loss, as the case may be.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of Common Stock or other property received upon the exercise.

Restricted Stock, Restricted Stock Unit Awards, and Performance Awards. Generally, the participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of Common Stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

The participant will not realize ordinary income on the grant of a RSU award (or a performance award under which shares of Common Stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.

Upon disposition of shares of Common Stock acquired under a restricted stock award, performance award or RSU award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Other Stock-Based Awards. The tax consequences associated with other stock-based awards granted under the 2025 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant's holding period and tax basis for the award or underlying Common Stock.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Required Vote and Recommendation

The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for approval of the 2025 Plan Amendment, in the form attached hereto as Annex I. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of this proposal. Accordingly, an abstention will have the effect of a vote against this proposal. Broker non-votes will have no effect on the outcome of the vote for this proposal.

  Our Board of Directors unanimously recommends that you vote “FOR” this Proposal No. 8 to amend the 2025 Plan and increase the number of shares of common stock reserved thereunder by up to 6,967,863 shares.

PROPOSAL NO. 9

RATIFICATION OF THE APPOINTMENT OF WITHUM SMITH + BROWN PC TO SERVE AS OUR REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

The Board appointed Withum Smith + Brown PC (“Withum”) as our independent registered public accounting firm for the year ending December 31, 2025, and hereby recommends that the stockholders ratify such appointment. The Board may terminate the appointment of Withum as the Company’s independent registered public accounting firm without the approval of the Company’s stockholders whenever the Board deems such termination necessary or appropriate.

On June 8, 2023, Baker Tilly US, LLP (“Baker Tilly”) informed the Company and the Audit Committee of the Company that Baker Tilly would not be able to stand for re-election as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. During the fiscal years ended December 31, 2023 and 2024 and the subsequent interim period through the date of this Proxy Statement, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”) and the related instructions thereto, with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also, during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto. On July 14, 2023, the Board appointed Withum as the Company’s independent registered public accounting firm for the years ending December 31, 2023 and 2024.

Representatives of Withum will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Audit Fees.

The following table presents fees billed by Withum for professional services rendered for the fiscal years ended December 31, 2024 and 2023:

	2024	2023
Audit fees (1)	$327,250	$282,520
Audit related fees (2)	30,000	15,600
Tax fees (3)	-	-
All other fees (4)	-	-
Total	$357,250	$298,120

(1)

Audit fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the interim financial statements that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)

Audit related fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit fees.” Included in Audit related fees are fees and expenses related to reviews of registration statements and SEC filings other than annual reports on Form 10-K and quarterly reports on Form 10-Q.

(3)	Tax fees include the aggregate fees billed during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.
(4)	All other fees consist of fees for products and services other than the services reported above. No such fees were billed by Withum for 2024 and 2023.

The following table presents fees billed by Baker Tilly for professional services rendered for the fiscal years ended December 31, 2024 and 2023:

	2024	2023
Audit fees (1)	$4,000	$128,000
Audit related fees (2)	54,000	35,000
Tax fees (3)	44,000	26,000
All other fees (4)	-	-
Total	$102,000	$189,000

(1)

Audit fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the interim financial statements that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)

Audit related fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit fees.” Included in Audit related fees are fees and expenses related to reviews of registration statements and SEC filings other than annual reports on Form 10-K and quarterly reports on Form 10-Q.

(3)	Tax fees include the aggregate fees billed during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.
(4)	All other fees consist of fees for products and services other than the services reported above. No such fees were billed by Baker Tilly for 2024 and 2023.

Auditor Independence

The affirmative “FOR” vote of a majority of the shares present in person or by proxy and entitled to vote is necessary for the ratification of the appointment of Withum as the Company’s independent registered public accounting firm. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against this proposal. A broker or other nominee will generally have discretionary authority to vote on this proposal because it is considered a routine matter, and therefore we do not expect broker non-votes with respect to this proposal. However, any broker non-votes received will have no effect on the outcome of this proposal.

Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and our stockholders.

Our Board of Directors recommends a vote “FOR” ratification of Withum Smith + Brown PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL 10:

APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS NO. 1, 2, 3, 4, 5, 6, 7, 8, and 9

General

If the Annual Meeting is convened and (i) a quorum is present, but there are not sufficient votes to approve Proposals No. 1, 2, 3, 4, 5, 6, 7 or 8, or (ii) a quorum is not present, then either our chairperson or our proxy holders may move to continue, adjourn or postpone the Annual Meeting at that time to enable our Board to solicit additional proxies.

We are asking our stockholders to approve this proposal (“Proposal No. 10”) to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve any of Proposals No. 1, 2, 3, 4, 5, 6, 7 or 8 (collectively, the “Proposals”), or both, at the time of the Annual Meeting. If our stockholders approve this Proposal No. 10, we can continue, adjourn or postpone the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against the Proposals. Among other things, approval of this Proposal No. 10 could mean that, even if we received proxies representing a sufficient number of votes to defeat the Proposals, we could continue, adjourn or postpone the Annual Meeting without a vote on such proposals and seek to convince the holders of those shares to change their votes to votes in favor of such proposals. Additionally, we may seek to adjourn the Annual Meeting if a quorum is not present.

If it is necessary to continue, adjourn or postpone the Annual Meeting, no notice of the continued, adjourned or postponed meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is continued, adjourned or postponed, so long as the meeting is continued, adjourned or postponed for 30 days or less and no new record date is fixed for the continued, adjourned or postponed meeting. At the continued, adjourned or postponed meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

Approval of this Proposal No. 10 requires the affirmative vote of a majority of the voting power of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the subject matter (meaning that of the shares represented at the meeting and entitled to vote, a majority of them must be voted “FOR” the proposal for it to be approved).

Because an abstention represents a stockholder’s affirmative choice to decline to vote on a proposal, abstentions will have the same effect as a vote “AGAINST” this proposal. Since broker non-votes are not entitled to vote on this Proposal No. 6, broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether Proposal No. 6 has been approved.

Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” this Proposal No. 10.

The Board unanimously recommends that stockholders vote “FOR” this Proposal No. 10.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

As of September 18, 2025, we had 8 classes of voting stock outstanding: (i) Common Stock; (ii) Series AA Preferred Stock; (iii) Series AAA Preferred Stock; (iv) Series AAA-2 Preferred Stock; (v) Series AAA Junior Preferred Stock; (vi) Series AAA-2 Junior Preferred Stock; (vii) Series AAAA Junior Preferred Stock; and (viii) Series B Preferred Stock.

The following table sets forth certain information known to us regarding beneficial ownership of our Common Stock and Preferred Stock as of September 18, 2025 for:

i.	each of our executive officers and directors individually;

ii.	all of our executive officers and directors as a group; and

iii.

each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our capital stock. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.

The percentage of beneficial ownership in the tables below is based on 153 shares of Series AA Convertible Preferred Stock, 115 shares of Series AAA Convertible Preferred Stock, 156 shares of Series AAA-2 Convertible Preferred Stock, 5 shares of Series AAA Junior Convertible Preferred Stock, 10 shares of Series AAA-2 Junior Convertible Preferred Stock, 2,798,399 shares of Series AAAA Junior Convertible Preferred Stock, 15,987 shares of Series B Convertible Preferred Stock and 1,117,021 shares of Common Stock deemed to be outstanding as of September 18, 2025, excluding shares reserved for issuance upon exercise and/or vesting of awards issued under our 2025 Plan.

Beneficial Ownership of Preferred Stock

Name and address of beneficial owner (1)	Shares Beneficially Owned (2)	Percentage of Voting Shares Outstanding

Series AA Preferred
5% Stockholders:
Donna Puzio
60 South Street, Minneapolis, MN 55402	50	32.7%
Tim & Vivian Turner
101 Casitas Ave., San Francisco , CA 94127	50	32.7%
Felicidad Coopersmith
731 Othello Ave., Franklin Square, NY 11010	28	18.3%
Babu L Jain
6114 Calle Esperanza, San Jose, CA 95120	25	16.3%

Series AAA Preferred
5% Stockholders:
Kurtis D. Hughes
6636 Bouchelle Cove,
Salt Lake City, UT 84121	50	43.5%
Kenneth E. Chyten
467 A Marina Drive. Camarillo , CA 93036	25	21.7%
Philip and Mary Serbin
611 W 2nd North St., Morristown , TN 37814	20	17.4%
Christopher P. Wood
2 Neowam Ave.
Westerly , RI 02891	20	17.4%

Series AAA-2 Preferred
5% Stockholders:
Debra Rueben Trust
166 Gillespie Spur, Jamestown , CO 80455	60	38.5%
Bary Pollack
14024 Dancing Flame Ct., Reno , NV 89511	26	16.7%
Daniel Salvas
6335 Around The Hills Rd., Indianapolis , IN 46226	25	16.0%
James F Balsbaugh Roth Ira
10523 E San Salvador Dr., Scottsdale , AZ 85258	25	16.0%
Taihe Wang
780 Quail Valley Lane, West Covina, CA 91791	20	12.8%

Series AAA Junior Preferred
5% Stockholders:
Christopher P. Wood
2 Neowam Ave.
Westerly, RI 02891	5	100.0%

Series AAA-2 Junior Preferred
5% Stockholders:
M&D Sharp Family Trust
3000 Paseo Del Mar, Palos Verde Estates , CA 90274	10	100.0%

Series AAAA Junior Preferred
5% Stockholders:
Michael R Keller Trust Michael Keller, Trustee(5)
c/o 2450 Colorado Ave., Suite 100E, Santa Monica, California 90404	1,296,235	46.3%
Samuel Drozdov(8)
c/o 2450 Colorado Ave., Suite 100E, Santa Monica, California 90404	514,961	18.4%
Benjamin Khakshoor (8)
c/o 2450 Colorado Ave., Suite 100E, Santa Monica, California 90404	514,961	18.4%
Firepit Partners Co.(8)
21 Flower Lane, Great Neck, NY 11024	472,242	16.9%

Series B Preferred
5% Stockholders:
The MG 1996 Irrevocable Trust (4)
84 Business Park Dr., Suite 206, Armonk, NY 10504	1,500	9.4%
Pioneer Capital Anstalt (3)
510 Madison Ave, Sute 14, New York, NY 10022	1,381	8.6%
Raymond J. BonAnno (6)
18 Polo Club Dr., Denver, CO 80209	1,125	7.0%
Joan L. BonAnno (7)
18 Polo Club Dr., Denver, CO 80209	1,125	7.0%

(1)	Each of the Company’s Named Executive Officers and directors who do not hold shares of Preferred Stock are excluded from this table.

(2)	Based on corporate records of the Company.
(3)	As Director of Pioneer Capital Anstalt, Nicola Feuerstein may be deemed to be the beneficial owner of the securities reported herein.
(4)	As Trustee of the MG 1996 Irrevocable Trust, Stephen Bolduc may be deemed to be the beneficial owner of the securities reported herein.
(5)

Shares reported herein held by the Michael R. Keller Trust. As Trustee of the Michael R. Keller Trust, Michael Keller, a former member of the Company’s Board of Directors, may be deemed to be the beneficial owner of the securities reported herein.

(6)

Shares reported herein held by the Raymond J. BonAnno Trust U/A dtd 12.05.2002. As Trustee of the Raymond J. BonAnno Trust U/A dtd 12.05.2002, Raymond J. BonAnno may be deemed to be the beneficial owner of the securities reported herein.

(7)

Shares reported herein held by the Joan L. BonAnno Trust U/A dtd 12.05.2002. As Trustee of the Raymond J. BonAnno Trust U/A dtd 12.05.2002, Joan L. BonAnno may be deemed to be the beneficial owner of the securities reported herein.

(8)	As Chief Executive Officer of Firepit Partners Co., Sam Drozdov may be deemed to be the beneficial owner of the securities reported herein.

Beneficial Ownership of Common Stock

Name, address and title of beneficial owner (1)	Shares of Common Stock	Total Number of Shares Subject to Exercisable Derivative Securities	Total Number of Shares Beneficially Owned		Percentage of Voting Common Stock Outstanding (2)

Named Officers and Directors:
Ann Hand	525	-	525	(3)	*
Executive Chair
Matt Edelman	164	2,604	2,768	(4)	*
Chief Executive Officer, President and Class II Director Nominee
Clayton Haynes	102	-	102	(5)	*
Chief Financial Officer
Jeff Gehl	4,589	-	4,589	(6)	*
Director
Kristin Patrick	729	-	729	(7)	*
Director
Mark Jung	723	-	723	(7)	*
Director
Bant Breen	-	-	-		*
Director
Executive Officers and Directors as a Group (8 persons)	6,832	2,604	9,436		0.84%

* Less than 1.0%

(1)	Unless otherwise indicated, the business address for each of the executive officers and directors is c/o Super League Enterprise, Inc., 2450 Colorado Avenue, Suite 100E, Santa Monica, CA 90404.
(2)

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership by that person, shares of voting Common Stock subject to outstanding rights to acquire shares of voting Common Stock held by that person that are currently exercisable or exercisable within 60 days are deemed outstanding. Such shares are not deemed outstanding for the purpose of computing the percentage of ownership by any other person.

(3)	Excludes 2,500 stock options, 8,750 RSUs and 1,125 PSUs that will not be vested within 60 days of September 18, 2025.
(4)

Includes (i) 1,042 shares issuable upon conversion of stock options exercisable within 60 days of September 18, 2025, and (ii) 16 shares of Common Stock held by 3MB Associates, LLC. Excludes 188 PSUs that will not be vested within 60 days of September 18, 2025.

(5)	Excludes 188 PSUs that will not be vested within 60 days of September 18, 2025.
(6)

Includes (i) 96 shares of Common Stock held by BigBoy Investment Partnership, LLC, (iv) and 31 shares of Common Stock held by BigBoy, LLC. Mr. Gehl is the Managing Member of BigBoy Investment Partnership and BigBoy, LLC, and, therefore, may be deemed to beneficially own these shares. The business address for BigBoy Investment Partnership and BigBoy, LLC is 111 Bayside Dr., Suite 270, Newport Beach, CA 92625.

(7)	Includes 150 shares of Common Stock held in the Reporting Person’s IRA account.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In connection with Mr. Jung’s appointment as a director on our Board, the Company and Mr. Jung entered into a consulting agreement (the “Consulting Agreement”), pursuant to which Mr. Jung will provide the Company with strategic advice and planning services for which Mr. Jung will receive a cash payment of $7,500 per month from the Company. The Consulting Agreement had an initial term that continued until December 31, 2019, and was extended through December 31, 2020 upon mutual agreement of Mr. Jung and the Company, and continued on a month-to-month basis during 2022 through December 31, 2024. The Consulting Agreement concluded on December 31, 2024.

On November 19, 2024 (the “Effective Date”), the Company entered into a Note Purchase Agreement (the “Purchase Agreement”) with a non-employee member of the board directors of the Company (the “Purchaser”). Pursuant to the Purchase Agreement, the Company issued to the Purchaser an Unsecured Promissory Note (the “Note”) in the amount of $1,500,000 (the “Principal”), for which the Note (i) matures on the date that is 12 months from the Effective Date (the “Maturity Date”), (ii) may be pre-paid at any time by the Company without penalty, and (iii) accrues interest on the Principal at a rate of 40% simple interest per annum (the “Interest”). The Interest is payable in two equal increments of 20% of the Principal (each, an “Interest Payment”, and collectively, the “Interest Payments”), with the first Interest Payment being due on the date that is six months from the Effective Date, and the second Interest Payment being due on Maturity Date. In the event of a prepayment of the Note by the Company, the Interest Payments will be pro-rated for the period the Note is outstanding.

The Note also provided for: (i) standard events of default, including (a) any default in the payment of the principal or Interest on their respective due dates, (b) the occurrence of a Bankruptcy Event (as defined in the Note), or (c) the Company commits any material breach or default of any material provision of the Note, if not cured within 20 days following the written notice from the Purchaser specifying in reasonable detail such breach or default (sections (a) through (c), the “Events of Default”); and (ii) customary provisions, including representations, warranties and covenants, indemnification, waiver of jury trial, arbitration, and the exercise of remedies upon a breach or default.

On June 13, 2025, the Company entered into an amendment to the Purchase Agreement. Pursuant to the amendment: (a) the maturity date of the Note was extended to November 19, 2026; (b) beginning on November 19, 2025, interest will no longer accrue on the remaining Principal outstanding; and (c) the Company agreed to make monthly payments of $175,000, with such payments to start on November 19, 2025, and continue thereafter for twelve months, at which time the Note will have been paid in full.

On July 7, 2025, the Company entered into an Exchange Agreement with the Purchaser, pursuant to which the Company and the Purchaser agreed that in exchange for the surrender and forgiveness of the Note, with the principal and interest thereon being equal to $1,878,082, the Purchaser would be granted (a) 1,500,000 shares of Series AAAA Jr. Convertible Preferred Stock, and (b) cash payments totaling $378,002, such payments to be made in equal monthly installments of approximately $63,000, commencing on October 15, 2025, and concluding on March 15, 2026. The Purchaser voluntarily resigned from the Company’s board of directors on June 30, 2025.

Related Party Transaction Policy

Our Board recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Accordingly, our Board has adopted a written policy addressing the approval of transactions with related persons, in conformity with the requirements for issuers having publicly held common stock listed on the Nasdaq Capital Market. Pursuant to our Related Persons Transactions Policy (the “Policy”), any related- person transaction, and any material amendment or modification of a related-person transaction, is required to be reviewed and approved or ratified by the Board’s Audit Committee, which shall be composed solely of independent directors who are disinterested, or in the event that a member of the Audit Committee is a Related Person, as defined below, then by the disinterested members of the Audit Committee; provided, however, that in the event that management determines that it is impractical or undesirable to delay the consummation of a related person transaction until a meeting of the Audit Committee, then the Chair of the Audit Committee may approve such transaction in accordance with this policy; such approval must be reported to the Audit Committee at its next regularly scheduled meeting. In determining whether to approve or ratify any related person transaction, the Audit Committee must consider all of the relevant facts and circumstances and shall approve only those transactions that are deemed to be in the best interests of the Company.

Pursuant to our Policy and SEC rules, a “related person transaction” includes any transaction, arrangement or relationship which: (i) the Company is a participant; (ii) the amount involved exceeds $120,000; and (iii) an executive officer, director or director nominee, or any person who is known to be the beneficial owner of more than 5% of our common stock, or any person who is an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock, had or will have a direct or indirect material interest (each a “Related Person”).

In connection with the review and approval or ratification of a related person transaction:

●

Management shall be responsible for determining whether a transaction constitutes a related person transaction subject to the Policy, including whether the Related Person has a material interest in the transaction, based on a review of all of the facts and circumstances; and

●

Should management determine that a transaction is a related person transaction subject to the Policy, it must disclose to the Audit Committee all material facts concerning the transaction and the Related Person’s interest in the transaction.

INCORPORATION OF INFORMATION BY REFERENCE

The SEC allows us to incorporate by reference into this Proxy Statement information contained in documents that we file with it. This means that we can disclose important information to you by referring you to those documents. We hereby incorporate by reference into this Proxy Statement the following documents:

●	our Annual Report on Form 10-K for the year ended December 31, 2024, filed on March 31, 2025 as amended on April 30, 2025;

●	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed on May 15, 2025;

●	our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed on August 14, 2025;

●	our Current Report on Form 8-K filed on January 8, 2025;

●	our Current Report on Form 8-K filed on February 14, 2025;

●	our Current Report on Form 8-K filed on April 3, 2025;

●	our Current Report on Form 8-K filed on April 11, 2025;

●	our Current Report on Form 8-K filed on May 6, 2025;

●	our Current Report on Form 8-K filed on May 12, 2025;

●	our Current Report on Form 8-K filed on May 15, 2025;

●	our Current Report on Form 8-K filed on May 16, 2025;

●	our Current Report on Form 8-K filed on May 22, 2025;

●	our Current Report on Form 8-K filed on May 30, 2025;

●	our Current Report on Form 8-K filed on June 2, 2025;

●	our Current Report on Form 8-K filed on June 10, 2025;

●	our Current Report on Form 8-K filed on June 20, 2025;

●	our Current Report on Form 8-K filed on July 7, 2025;

●	our Current Report on Form 8-K filed on July 8, 2025;

●	our Current Report on Form 8-K filed on July 11, 2025;

●	our Current Report on Form 8-K filed on July 14, 2025;

●	our Current Report on Form 8-K filed on September 18, 2025; and

●

the description of our Common Stock which is registered under Section 12 of the Exchange Act, in our Registration Statement on Form 8-A, filed on February 21, 2019, including any amendment or reports filed for the purposes of updating this description.

Any statement incorporated by reference in this Proxy Statement from an earlier dated document that is inconsistent with a statement contained in this Proxy Statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this Proxy Statement, shall be deemed to be modified or superseded for purposes hereof by such statement contained in this Proxy Statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this Proxy Statement.

Any person to whom this Proxy Statement is delivered may request copies of this Proxy Statement and any of the documents incorporated by reference herein, without charge, by written request to:

Super League Enterprise, Inc.

2450 Colorado Avenue, Suite 100E

Santa Monica, California 90404

or by calling us at (213) 421-1920 . In addition, stockholders as of the Record Date may download copies of each of the documents incorporated by reference herein from our website at http://ir.superleague.com or from the SEC’s website at http://www.sec.gov. Documents incorporated by reference into this Proxy Statement are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The SEC maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is http://www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

STOCKHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be included in our next proxy statement must be received by us at our principal executive offices no later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. A stockholder proposal not included in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company. To be timely, the Company must have received the stockholder’s notice not less than 90 days nor more than 120 days in advance of the date the proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. However, if the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days from the date of this year’s Annual Meeting, the Company must receive the stockholder’s notice no later than the close of business on (i) the 90th day prior to such annual meeting and (ii) the seventh day following the day on which public announcement of the date of such meeting is first made.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 2450 Colorado Avenue, Suite 100E, Santa Monica, California 90404, or contact us at (213) 421-1920. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board invites you to attend the virtual Annual Meeting. Whether or not you expect to attend the Annual Meeting virtually, please submit your vote by Internet, telephone or e-mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

ANNEX A

FORM OF SECURITIES PURCHASE AGREEMENT

(Annex A Follows)

FORM OF

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of October [__], 2025, is made by and among Super League Enterprise, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and each of the purchasers (individually, a “Purchaser” and collectively the “Purchasers”) set forth in the execution pages hereof (each, an “Execution Page” and collectively the “Execution Pages”).

RECITALS

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder, the “Securities Act”);

WHEREAS, upon satisfaction of certain conditions, the Purchasers, severally and not jointly, desire to purchase, and the Company desires to issue and sell to the Purchasers, upon the terms and subject to the conditions set forth in this Agreement an aggregate of twenty million (20,000,000) shares (the “Common Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”);

WHEREAS, in connection with the purchase of the Common Shares by the Purchasers, each Purchaser shall receive a warrant, in the form attached hereto as Exhibit A (each, a “Warrant”, and collectively, the “Warrants”), to acquire that number of shares of Common Stock, at an exercise of $1.00 per share (as appropriately adjusted for stock splits, stock dividends, recapitalizations, reclassifications, reorganizations, combinations and the like), equal to 100% of the number of Common Shares purchased by such Purchaser;

WHEREAS, the shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares.” The Common Shares, the Warrants, and the Warrant Shares are collectively referred to herein as the “Securities” and each of them may individually be referred to herein as a “Security”; and

WHEREAS, in connection with the execution of this Agreement, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and applicable state securities laws. This Agreement, the Registration Rights Agreement, and the Warrants are collectively referred to herein as the “Transaction Documents.”

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

1.	INVESTMENTS.

(a)    Purchase and Sale of Securities. Subject to the terms and conditions hereof, at the Closing (as defined in Section 1(b) below), the Company shall issue and sell to each Purchaser, and each Purchaser, severally and not jointly, shall purchase from the Company, for a purchase price (as to each Purchaser, the “Purchase Price”) equal to $1.00 per Common Share and Warrant (i) such number of Common Shares as is set forth on such Purchaser’s Signature Page, and (ii) a Warrant to acquire that number of shares of Common Stock equal to 100% of the number of Common Shares purchased by such Purchaser; provided, however, the number of Common Shares, Warrant Shares, and the exercise price of the Warrants will be appropriately adjusted for any stock splits, stock dividends, recapitalizations, reclassifications, reorganizations, combinations and the like of the Company’s Common Stock that occur prior to the Closing. For the avoidance of doubt, the Warrants and Warrant Shares may also be adjusted after the Closing pursuant to the terms of the Warrant.

(b)    The Closing. Closing of the transactions contemplated hereunder (the “Closing”) shall occur on the date on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto in connection with the Closing, and all conditions precedent to (i) the Purchasers’ obligation to deliver the Purchase Price for the Common Shares to the Company, as set forth in Section 6, and (ii) the Company’s obligations to deliver the Common Shares and Warrants set forth in Section 5, in each case, have been satisfied or waived. The day on which the Closing occurs shall be the “Closing Date.”

(c)    Method of Funding. On or before the Closing Date, each Purchaser shall fund the Purchase Price for the Common Shares and Warrants to be issued and sold to such Purchaser, by wire transfer of immediately available funds to the escrow account established for the private placement using the wire instructions attached hereto as Exhibit C.

(d)    Delivery of Securities. On the Closing Date, the Company shall deliver to each Purchaser the respective Common Shares and Warrants purchased by such Purchaser.

2.	PURCHASERS’ REPRESENTATIONS AND WARRANTIES.

Each Purchaser, severally, but not jointly, represents and warrants to the Company as to itself only as follows:

(a)    Purchase for Own Account, Etc. Such Purchaser is purchasing the Securities for such Purchaser’s own account for investment purposes only and not with a view towards the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and is capable of evaluating the merits and risks of its investment in the Company. Such Purchaser understands that it must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act.

(b)    Accredited Investor Status. Such Purchaser is an “Accredited Investor”, as that term is defined in Rule 501(a) of Regulation D.

(c)    Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws, and that the Company is relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(d)    Information. All materials relating to the business, finances and operations of the Company (including the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q) and materials relating to the offer and sale of the Securities which have been specifically requested by such Purchaser or its counsel have been made available to such Purchaser and its counsel, if any. Neither such inquiries nor any other investigation conducted by such Purchaser or its counsel or any of such Purchaser’s representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in Section 3 below. Such Purchaser understands that its investment in the Securities involves a high degree of risk, including the risk of loss of its entire investment in the Securities.

(e)    Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f)    Transfer or Resale. Such Purchaser understands that (i) except as provided in the Registration Rights Agreement attached hereto as Exhibit B, the sale or resale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and the Securities may not be transferred unless (A) the transfer is made pursuant to and as set forth in an effective registration statement under the Securities Act covering the Securities; or (B) such Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (C) sold under and in compliance with Rule 144 promulgated under the Securities Act (including any successor rule, “Rule 144”); or (D) sold or transferred to an affiliate of such Purchaser that agrees to sell or otherwise transfer the Securities only in accordance with the provisions of this Section 2(f) and that is an Accredited Investor; and (ii) neither the Company nor any other person or entity under any obligation to register such Securities under the Securities Act or any state securities laws (other than pursuant to the terms of the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with applicable laws, rules and regulations.

(g)    Legends. Such Purchaser understands that the Common Shares and Warrants and, until such time as the Warrant Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by such Purchaser under Rule 144, the book-entry statements for the Common Shares and Warrant Shares may bear a restrictive legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR IN ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

The Company shall, within five business days after any registration statement covering the Securities (including, without limitation, the Registration Statement contemplated by the Registration Rights Agreement) is declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time such registration statement is effective, the transfer agent shall remove the legend set forth on the certificates (or book entry statements) representing the Common Shares, and, in connection with the issuance of the Warrant Shares, certificates (or book entry statements) representing such Warrant Shares without the restrictive legend above, provided such Common Shares and Warrant Shares are to be sold pursuant to the prospectus contained in such Registration Statement. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

The legend set forth above shall be removed and the Company shall issue a certificate (or book-entry statement, as applicable), without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (i) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder); (ii) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act; or (iii) such holder provides the Company with reasonable assurances that such Security can be sold under Rule 144. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then, upon reasonable advance written notice to such Purchaser, the Company may require that the above legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and such Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Security may again be sold pursuant to an effective registration statement or under Rule 144.

(h)    Authorization; Enforcement. The Transaction Documents have been duly and validly authorized, executed and delivered on behalf of such Purchaser and are valid and binding agreements of such Purchaser enforceable against such Purchaser in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(i)    Residency. Such Purchaser is a resident of the jurisdiction set forth under such Purchaser’s name on the Execution Page hereto executed by such Purchaser.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth on a Disclosure Schedule executed and delivered by the Company to each Purchaser (the “Disclosure Schedule”), the Company represents and warrants to each Purchaser as follows:

(a)    Organization and Qualification; Subsidiaries. The Company and each of its subsidiaries (collectively, the “Subsidiaries”) is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated or organized, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have, or would reasonably be expected to result in, a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents or (iii) the business, operations, properties, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole. Other than the Subsidiaries set forth on the Disclosure Schedule, the Company has no subsidiaries.

(b)    Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, to issue and sell the Common Shares and Warrants in accordance with the terms hereof, to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms thereof; (ii) the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares and Warrants, and the issuance and reservation for issuance of the Warrant Shares) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or any committee of the Board of Directors is required, and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the other Transaction Documents, such Transaction Documents will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. Each Purchaser hereby acknowledges that the performance by the Company of its obligations under this Agreement or the other Transaction Documents, or the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Common Shares and Warrants, or the issuance or reservation for issuance of the Warrant Shares) requires the consent or authorization of the Company’s stockholders pursuant to the Listing Rules of Nasdaq.

(c)    Capitalization. The capitalization of the Company as of June 30, 2025, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company’s stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Common Shares and Warrants) exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares to be reserved for issuance upon exercise of the Warrants is set forth in the SEC Documents. All of such outstanding shares of capital stock have been, or upon issuance in accordance with the terms of any such exercisable, exchangeable or convertible securities will be, validly issued, fully paid and non-assessable. Except as set forth in the SEC Documents or Section 3(c) of the Disclosure Schedules, no shares of capital stock of the Company (including the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except for the Securities and as set forth in the SEC Documents, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, nor are any such issuances or arrangements contemplated, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement); (iii) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem any security of the Company; and (iv) the Company does not have any shareholder rights plan, “poison pill” or other anti-takeover plans or similar arrangements. The Company can furnish, upon request, true and correct copies of the Company’s Certification of Incorporation as in effect on the date hereof (“Certificate of Incorporation”), the Company’s Bylaws as in effect on the date hereof (the “Bylaws”), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or any such Subsidiary.

(d)    Issuance of Securities. The Common Shares and Warrants are duly authorized and, upon issuance in accordance with the terms of this Agreement, (i) will be validly issued and free from all taxes, liens, claims and encumbrances (other than restrictions on transfer contained in this Agreement or the Warrants), (ii) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person or entity and (iii) will not impose personal liability on the holder thereof. The Warrant Shares are duly authorized and reserved for issuance, and, upon exercise of the Warrants in accordance with the terms thereof, (x) will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances (other than restrictions on transfer contained in this Agreement), (y) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person or entity and (z) will not impose personal liability upon the holder thereof. Except for the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or federal securities laws (or comparable laws of any other jurisdiction), no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency, instrumentality or other third party, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, for the offer, issue, sale, execution or delivery of the Common Shares and Warrants, or for the performance by the Company of its obligations under this Agreement. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any person or entity listed in the first paragraph of Rule 506(d)(1), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable.

(e)    No Conflicts. Except as set forth in the SEC Documents, the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares and Warrants, and the issuance and reservation for issuance of the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation or Bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws, rules and regulations and rules and regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iv) result in the imposition of a mortgage, pledge, security interest, encumbrance, charge or other lien on any asset of the Company or any Subsidiary (except, with respect to clauses (ii) and (iii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not, individually or in the aggregate, have a Material Adverse Effect).

(f)    Compliance. Except as set forth in the SEC Documents, neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, Bylaws or other organizational documents, and neither the Company nor any of its Subsidiaries is in default (and no event has occurred that with notice or lapse of time or both would put the Company or any of its Subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party. The businesses of the Company and its Subsidiaries are not being conducted, and shall not be conducted so long as the Purchaser (or any of its respective affiliates) own any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate have not had and would not have a Material Adverse Effect. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person or entity acting on behalf of the Company or any Subsidiary has, in the course of his, her or its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial or foreign regulatory authorities that are material to the conduct to its business, and neither the Company nor any of its Subsidiaries has received any notice of proceeding relating to the revocation or modification of any such certificate, authorization or permit. Except as set forth in the SEC Documents, the Company has complied in all material respects with and is not in default or violation in any material respect of, and is not, to the Company’s knowledge, under investigation with respect to or has not been, to the knowledge of the Company, threatened to be charged with or given notice of any violation of, any applicable federal, state, local or foreign law, statute, ordinance, license, rule, regulation, policy or guideline, order, demand, writ, injunction, decree or judgment of any federal, state, local or foreign governmental or regulatory authority. Except for statutory or regulatory restrictions of general application, no federal, state, local or foreign governmental or regulatory authority has placed any material restriction on the business or properties of the Company.

(g)    SEC Documents, Financial Statements. The Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto or, in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Select SEC Documents (as defined below), the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company. For purposes of this Agreement, “Select SEC Documents” means the Company’s (A) Annual Report on Form 10-K for the fiscal year ended December 31, 2024, (B) Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025, and June 30, 2025, and (C) all Current Reports on Form 8-K filed since August 14, 2025.

(h)    Transactions With Affiliates. Except as set forth in the SEC Documents, none of the officers, directors, or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services solely in their capacity as officers, directors or employees), including, without limitation, any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any corporation, partnership, trust or other entity in which any such officer, director, or employee has an ownership interest of five percent or more or is an officer, director, trustee or partner.

(i)    Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body (including, without limitation, the SEC) pending or affecting the Company, any of its Subsidiaries, or any of their respective directors or officers in their capacities as such. To the knowledge of the Company or any of its Subsidiaries, there are no actions, suits, proceedings, inquiries or investigations before or by any court, public board, government agency, self-regulatory organization or body (including, without limitation, the SEC) threatened against the Company, any of its Subsidiaries, or any of their respective directors or officers in their capacities as such, which, if determined adversely, could, either individually or in the aggregate, have a Material Adverse Effect. There are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect.

(j)    Intellectual Property. Each of the Company and its Subsidiaries owns or is duly licensed (and, in such event, has the unfettered right to grant sublicenses) to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, “Intellectual Property”) used in or necessary for the conduct of its business as now being conducted and as presently contemplated to be conducted in the future (collectively, the “Company Intellectual Property”). Except as set forth in the SEC Documents, there are no rights of third parties to any of the Company Intellectual Property except through licensing agreements. Except as set forth on the Disclosure Schedule, there are no outstanding options, licenses or agreements of any kind relating to the Company Intellectual Property, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity (collectively, the “Third Party License Agreements”) other than such licenses or agreements arising from the purchase of generally available products, as to which the aggregate consideration paid by or due from the Company does not exceed $25,000 in value, or “off the shelf” products. All of the Third Party License Agreements are valid, binding and in full force and effect in all material respects and to the Company’s knowledge enforceable by the Company in accordance with their respective terms in all material respects, subject to general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. The Company is not in breach of any such Third Party License Agreements, other than such breaches as would not result, individually or in the aggregate, in a Material Adverse Effect. To the Company’s knowledge, no other party to any of the Third Party License Agreements is in default thereunder, other than such defaults as would not result, individually or in the aggregate, in a Material Adverse Effect. Neither the Company nor any Subsidiary of the Company infringes or is in conflict with any right of any other person or entity with respect to any third party Intellectual Property. Neither the Company nor any of its Subsidiaries has received written notice of any pending conflict with or infringement upon any third party Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s ownership of or licensing rights in or to any Company Intellectual Property. Neither the Company nor any of its Subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company’s or its Subsidiaries’ ownership of or right to use its Company Intellectual Property and there is no reasonable basis for any such claim to be successful. The Company Intellectual Property are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company has taken all reasonable steps required to perfect its ownership of and interest in its Company Intellectual Property and has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Company Intellectual Property. The Company and its Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Company Intellectual Property used pursuant to licenses. No person or entity is infringing on or violating the Company Intellectual Property owned or used by the Company or its Subsidiaries.

(k)    Title. Except as set forth in the SEC Documents, the Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and merchantable title to all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(l)    Tax Status. Except as set forth on the Disclosure Schedule, the Company and each of its Subsidiaries has made or filed all foreign, U.S. federal, state, provincial and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. Neither the Company nor any of its Subsidiaries has executed a waiver with respect to any statute of limitations relating to the assessment or collection of any foreign, federal, state, provincial or local tax. None of the tax returns of the Company or any of its Subsidiaries is presently being audited by any taxing authority.

(m)    Key Employees. Each of the Company’s directors and officers and any Key Employee (as defined below) is currently serving the Company in the capacity disclosed in the Select SEC Documents. No Key Employee is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its Subsidiaries to any material liability with respect to any of the foregoing matters. No Key Employee has, to the knowledge of the Company and its Subsidiaries, any intention to terminate or limit his or her employment with, or services to, the Company or any of its Subsidiaries, nor is any such Key Employee subject to any constraints which would cause such employee to be unable to devote his or her full time and attention to such employment or services. For purposes of this Agreement, “Key Employee” means the persons listed in Section 3(m) of the Disclosure Schedule and any individual who assumes or performs any of the duties of a Key Employee.

(n)    Employee Relations. (i) No application or petition for certification of a collective bargaining agent is pending and none of the employees of Company or any of its Subsidiaries are or have been represented by any union or other bargaining representative and no union has attempted to organize any group of the Company's employees, and no group of the Company's employees has sought to organize themselves into a union or similar organization for the purpose of collective bargaining. The Company and its Subsidiaries believe that their relations with their employees are good; (ii) no executive officer (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company; and (iii) the Company and its Subsidiaries are in compliance with all federal, state and local laws and regulations and, to the Company’s knowledge, all foreign laws and regulations, in each case respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, result in a Material Adverse Effect.

(o)    Insurance. The Company and each of its Subsidiaries has in force fire, casualty, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties or assets which might be damaged or destroyed or sufficient to cover liabilities to which the Company or its Subsidiaries may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by entities engaged in the same or similar business as the Company and its Subsidiaries. No default or event has occurred that could give rise to a default under any such policy.

(p)    Listing. Except as disclosed in the SEC Documents, the Company is not in violation of the listing requirements of the Nasdaq Capital Market (“Nasdaq”) on which it trades, does not reasonably anticipate that the Common Stock will be delisted by Nasdaq for the foreseeable future, and has not received any notice regarding the possible delisting of the Common Stock from Nasdaq.

(q)    No General Solicitation or Integrated Offering. Neither the Company nor any person or entity acting for the Company has conducted any “general solicitation” (as such term is defined in Regulation D) with respect to any of the Securities being offered hereby. Neither the Company nor any of its affiliates, nor any person or entity acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, which result of such integration would require registration under the Securities Act, or any applicable stockholder approval provisions.

(r)    Sarbanes-Oxley Compliance. The Company and the Company’s directors and officers, in their capacities as such, are in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (“SOX”), including Section 402 related to loans and Sections 302 and 906 related to certifications, and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, content, form or manner of filing or submission of such certifications. The Company has no reasonable basis to believe that it will not continue to be in compliance with SOX as in effect on the Closing Date (including, without limitation, the requirements of Section 404 thereof).

4.	COVENANTS.

(a)    Form D: Blue Sky Laws. The Company shall timely file with the SEC a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to each Purchaser promptly after such filing upon request. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to each Purchaser pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date upon request. Within four business days after the Closing Date, the Company shall file a Form 8-K with the SEC concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement and its Exhibits as exhibits to such Form 8-K.

(b)    Reporting Status. So long as any Purchaser (or any of its affiliates) beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. In addition, the Company shall take all actions necessary to meet the “registrant eligibility” requirements set forth in the general instructions to Form S-1 or any successor form thereto, to continue to be eligible to register the resale of its Common Stock on a registration statement on Form S-1 under the Securities Act.

(c)    Use of Proceeds. Except as set forth on Schedule 4(c), the Company shall use the proceeds from the sale and issuance of the Common Shares and Warrants for general corporate purposes, working capital, repayment of indebtedness and implementation of the Company’s new business strategy.

(d)    Reservation of Shares. On or before the Closing Date, the Company shall reserve such number of shares of its authorized but unissued shares of Common Stock to provide for the issuance of the Common Shares and full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith (collectively, the “Issuance Obligations”). In the event such number of shares becomes insufficient to satisfy the Issuance Obligations, the Company shall take all necessary action to authorize and reserve such additional shares of Common Stock necessary to satisfy the Issuance Obligations.

(e)    Listing. Except as has previously been cured or as otherwise set forth in the SEC Documents, (i) the Company has not, in the 12 months preceding the date hereof, received notice from the Principal Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market, and (ii) the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Securities are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(f)    Corporate Existence. So long as any Purchaser (or any of its affiliates) beneficially owns any Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company’s assets, the Company shall ensure that the surviving or successor entity in such transaction and, if an entity different from the successor or acquiring entity, the entity whose securities into which the Common Stock shall become convertible or exchangeable in such transaction (i) assumes the Company’s obligations under this Agreement and the other Transaction Documents and the agreements and instruments entered into in connection herewith and therewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the exercise in full of all Warrants outstanding as of the date of such transaction and (ii) except in the event of a merger, consolidation of the Company into any other corporation, or the sale or conveyance of all or substantially all of the assets of the Company where the consideration consists solely of cash, the surviving or successor entity and, if an entity different from the successor or acquiring entity, the entity whose securities into which the Common Stock shall become convertible or exchangeable in such transaction, is a publicly traded corporation whose common stock is listed for trading on NASDAQ or the NYSE MKT.

(g)    No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

(h)    Legal Compliance. The Company shall conduct its business and the business of its Subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect.

5.	TRANSFER AGENT INSTRUCTIONS.

(a)    Upon exercise of the Warrants by any person or entity, (i) if the DTC Transfer Conditions (as defined below) are satisfied, the Company shall cause its transfer agent to electronically transmit all Warrant Shares by crediting the account of the Purchaser or its nominee with the Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system; or (ii) if the DTC Transfer Conditions are not satisfied, the Company shall issue and deliver, or instruct its transfer agent to issue and deliver, book entry statements (subject to the legend and other applicable provisions hereof and the Warrants), registered in the name of such person or entity or its nominee, book-entry statements, representing the Warrant Shares, as applicable. Even if the DTC Transfer Conditions are satisfied, any person or entity exercising the Warrants may instruct the Company to deliver to such person or entity or its nominee book-entry statements representing the Warrant Shares, as applicable, in lieu of delivering such shares by way of DTC Transfer. For purposes of this Agreement, “DTC Transfer Conditions” means that (A) the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer program and (B) the book-entry statements for the Warrant Shares required to be delivered do not bear a legend and the person or entity effecting such exercise is not then required to return such statement for the placement of a legend thereon.

(b)    The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the transfer of the Warrant Shares prior to registration of Warrant Shares under the Securities Act or without an exemption therefrom, shall be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section shall affect in any way the Purchasers’ obligations and agreement set forth herein to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

(c)    If any Purchaser provides the Company and the transfer agent with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or any Purchaser provides the Company with reasonable assurances that such Securities may be sold under Rule 144, the Company shall permit the transfer and, in the case of Warrant Shares, promptly instruct its transfer agent to issue one or more book-entry statements in such name and in such denominations as specified by the Purchasers.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Common Shares and Warrants to each Purchaser is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)    Each Purchaser shall have executed such Purchaser’s Execution Page to this Agreement and each other Transaction Document to which such Purchaser is a party and delivered the same to the Company.

(b)    Each Purchaser shall have delivered the full amount of such Purchaser’s applicable Purchase Price in accordance with Section 1(a) and Section 1(c) hereof.

(c)    The representations and warranties of each Purchaser shall be true and correct as of the date when made and the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

(d)    No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.	CONDITIONS TO THE PURCHASER’S OBLIGATION TO PURCHASE.

The obligation of each Purchaser hereunder to purchase the Common Shares and Warrants on the Closing Date is subject to the satisfaction of each of the following conditions, provided that such conditions are for each Purchaser’s individual and sole benefit and may be waived by such Purchaser at any time in such Purchaser’s sole discretion:

(a)    The Company shall have executed such Purchaser’s Execution Page to this Agreement and each other Transaction Document to which the Company is a party and delivered executed originals of the same to such Purchaser.

(b)    The Company shall have received fully-executed consents from the holders of at least 92% of the Company’s outstanding shares of the Company’s Series AA Convertible Preferred Stock (including all subseries thereof, the “Series AA Preferred”), Series AAA Convertible Preferred Stock (including all subseries thereof, the “Series AAA Preferred”), and Series AAA Junior Convertible Preferred Stock (including all subseries thereof, the “Series AAA Junior Preferred”, and collectively with the Series AA Preferred, and Series AAA Preferred, the “Series A Stock”), agreeing to convert all shares of such holder’s Series A Stock into an equal number of shares of the Company’s Series B Convertible Preferred Stock and shall have effected such conversions.

(c)    The Company shall have exercised its election to convert all Series B Convertible Preferred Stock into Common Stock.

(d)    The Company shall have received fully executed exchange agreement consents from those parties set forth on Schedule 7(c) hereto (the “Note Holder”), agreeing to convert all amounts due under the debt instruments as set forth in Schedule 7(c), of the principal and interest of the corresponding debt instruments set forth in Schedule 7(c), into shares of the Company’s Series C Convertible Preferred Stock and shall effectuate such conversion in conjunction with the Closing.

(e)    The Company shall have received fully executed consents from those parties set forth on Schedule 7(d) hereto, agreeing to the early repayment of that certain portion of the principal and interest due under the debt instruments as set forth on Schedule 7(d) hereto.

(f)    All consents, approvals and waivers required for the consummation of the transactions contemplated hereby shall have been obtained.

(g)    The Company shall have delivered to such Purchaser a copy of the irrevocable transfer agent instruction letter, submitted to the Transfer Agent on the Closing Date, instructing the Transfer Agent to issue book-entry statements representing the Common Shares being purchased by such Purchaser on the Closing Date, registered in such Purchaser’s name.

(h)    The Common Stock shall be listed on the Nasdaq Capital Market and trading in the Common Stock (or on the Nasdaq Capital Market generally) shall not have been suspended by the SEC or The Nasdaq Stock Market, LLC.

(i)    The Company shall have received the approval of the Company’s stockholders for the issuance of the Common Shares and Warrants at a duly convened meeting of the Company’s stockholders.

(j)    The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. In connection with the issuance of the Securities on the Closing Date, such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date to the foregoing effect and as to such other matters as may reasonably be requested by such Purchaser.

(k)    No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

(l)    There shall have been no material adverse changes and no material adverse developments in the business, properties, operations, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, since the date hereof, and no information that is materially adverse to the Company and of which such Purchaser is not currently aware shall come to the attention of such Purchaser.

(m)    Such Purchaser shall have received a copy of resolutions, duly adopted by the Board of Directors of the Company, which shall be in full force and effect at the time of the Closing Date, authorizing the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby, certified as such by the Secretary or Assistant Secretary of the Company on or before the Closing Date, and such other documents they reasonably request in connection with the issuance of the Securities on the Closing Date.

(n)    The Purchasers shall have received from Disclosure Law Group, a Professional Corporation, counsel for the Company, an opinion, dated as of the Closing Date, in substantially the form of Exhibit D attached to this Agreement.

(o)    Aegis Capital and SternAegis (collectively, “Aegis”) and the Company shall have (i) mutually agreed in writing to the commissions and expenses payable to Aegis for serving as placement agent for the sale of the Common Shares and Warrant, with such terms being acceptable to the lead investor, and (ii) mutually agreed in writing that the Aegis right of first refusal, which expires on July 10, 2025, shall not apply to the lead investor and/or its affiliates.

(p)    The Company shall use its reasonable best efforts to terminate all “approval” rights to co-participate in future financings, and subject to Section 7(o) above, rights of first refusal or rights to receive commissions or similar payments tied to the raising of equity or debt financing by the Company (collectively, the “Rights”). Schedule 7(p), attached hereto, sets forth all Rights for which the Company was unable to terminate pursuant to negotiations with the holders of such Rights.

(q)    The Company shall have amended its 2025 Omnibus Stock Incentive Plan and reserved for issuance thereunder shares of Common Stock (subject to adjustment for stock splits, stock dividends, recapitalizations, and similar events) equal to not less than 25% of the issued and outstanding Common Stock of the Company, inclusive of all outstanding preferred stock on an “as converted” basis, immediately following the Closing Date.

8.	TERMINATION.

(a)     The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:

(i)    Upon the mutual written consent of the Company and the Purchasers that agreed to purchase a majority of the Securities prior to the Closing;

(ii)    By the Company if any of the conditions set forth in Section 6 shall have become incapable of fulfillment, and shall not have been waived by the Company;

(iii)    By a Purchaser (with respect to itself only) if any of the conditions set forth in Section 7 shall have become incapable of fulfillment, and shall not have been waived by such Purchaser; or

(iv)    By either the Company or a Purchaser (with respect to itself only) if the Closing has not occurred on or prior to October 21, 2025, subject to ten (10) day extensions ;

provided, however, that, in the case of clauses (ii) and (iii) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in the Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b)         In the event of termination by the Company or the Purchaser of its obligations to effect the Closing pursuant to Section 8(a), written notice thereof shall be given to the other Purchasers by the Company. Nothing in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the other terms and provisions of the Transaction Documents or to impair the right of any party to compel specific performance by any other party of its other obligations under the Transaction Documents.

9.	GOVERNING LAW; MISCELLANEOUS.

(a)    Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)    Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission or electronic mail of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(c)    Construction. Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Agreement are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(d)    Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(e)    Entire Agreement; Amendments. This Agreement and the other Transaction Documents (including any schedules and exhibits hereto and thereto) contain the entire understanding of the Purchasers, the Company, their affiliates and persons or entities acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

(f)    Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally, by responsible overnight carrier or by confirmed facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier or confirmed facsimile, in each case addressed to a party. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party’s address:

(i)          If to the Company:

Super League Enterprise, Inc.

2450 Colorado Ave., Suite 100E

Santa Monica, CA 90404

Telephone: (213) 421-1920

Attention: Chief Financial Officer

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Disclosure Law Group LLP

600 West Broadway, Suite 700

San Diego, CA 92101

Email: jkennedy@disclosurelawgroup.com

Attention: Jack Kennedy

(ii)         If to any Purchasers, to the address set forth under such Purchaser’s name on the Execution Page hereto executed by such Purchaser.

(g)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, the Company shall not assign this Agreement or any rights or obligations hereunder. Any Purchaser may assign or transfer the Securities pursuant to the terms of this Agreement and of such Securities. Any Purchaser may assign such Purchaser’s rights hereunder or thereunder to any other person or entity, except for direct competitors of the Company or persons or entities that have publicly announced plans to compete directly with the Company. In addition, and notwithstanding anything to the contrary contained in this Agreement or the other Transaction Documents, the Securities may be pledged and all rights of any Purchaser under this Agreement or any other Transaction Document may be assigned, without further consent of the Company, to a bona fide pledgee in connection with such Purchaser’s margin or brokerage account.

(h)    Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

(i)    Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 2, 3, 4, 6 and 7 hereof shall survive the Closing Date.

(j)    Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)    Indemnification. In consideration of each Purchaser’s execution and delivery of this Agreement and the other Transaction Documents and purchase of the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement and the other Transaction Documents, from and after the Closing Date, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ or entities’ agents or other representatives, including, without limitation, those retained in connection with the transactions contemplated by this Agreement (collectively, the “Indemnitees”), from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby or (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (A) the execution, delivery, performance or enforcement of this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance and sale of the Securities, or (C) the status of such Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(l)    Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the other Transaction Documents. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

(m)    Knowledge. As used in this Agreement, the term “knowledge” of any person or entity shall mean and include (i) with respect to the Company, the actual knowledge of any of the Company’s officers or directors and (ii) that knowledge which a reasonably prudent business person could have obtained in the management of his or her business affairs after making due inquiry and exercising due diligence which a prudent business person should have made or exercised, as applicable, with respect thereto.

(n)    Exculpation Among Purchasers. The Company acknowledges that the obligations of each Purchaser under this Agreement and each of the other Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement and the other Transaction Documents, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of securities hereunder or in monitoring its investment in the Company. The Purchasers and, to its knowledge, the Company agree that the no action taken by any Purchaser pursuant hereto or to the other Transaction Documents, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or would deem such Purchasers to be members of a “group” for purposes of Section 13(d) of the Exchange Act, and the Purchasers have not agreed to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a “group” for purposes of Section 13(d) of the Exchange Act with respect to the Transaction Documents or the transactions contemplated hereby or thereby. Each Purchaser acknowledges that it has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

(o)    Business Days and Trading Days. For purposes of this Agreement, the term “business day” means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close, and the term “trading day” means any day on which the Nasdaq Capital Market or, if the Common Stock is not then traded on the Nasdaq Capital Market, the principal national securities exchange, automated quotation system or other trading market where the Common Stock is then listed, quoted or traded, is open for trading.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

 IN WITNESS WHEREOF, the Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

SUPER LEAGUE ENTERPRISE, INC.

By:
Name:	Matt Edelman
Title:	Chief Executive Officer & President

PURCHASER:

(Print or Type Name of Purchaser)

By:

Name:

Title:

COUNTRY OF RESIDENCE AND ADDRESS:

Telephone:

eMail:

Attention:

AGGREGATE SUBSCRIPTION AMOUNT:

Number of shares of Common Stock:

Number of Warrants:

Purchase Price ($1.00 per share of Common Stock):

[EXHIBITS AND SCHEDULES INTENTIONALLY OMITTED]

ANNEX B

FORM OF REGISTRATION RIGHTS AGREEMENT

(Annex B Follows)

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into effective as of [                  ], 2025 (the “Effective Date”) between Super League Enterprise, Inc., a Delaware corporation (the “Company”), and the persons or entities who have executed the signature page(s) hereto (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS:

WHEREAS, the Company is conducting a private placement offering of a minimum of 10,000,000 Units (as defined below), with each unit consisting of (i) one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), and (ii) a warrant to purchase one share of Common Stock (a “Warrant”, and collectively with the Common Stock, a “Unit”), for a purchase price of $1.00 per Unit (as appropriately adjusted for stock splits, stock dividends, recapitalizations, reclassifications, reorganizations, combinations and the like) (the “Purchase Price”), for an aggregate minimum Purchase Price of $10,000,000, and a maximum of 20,000,000 Units for an aggregate maximum Purchase Price of $20,000,000 (the “Offering”); and

WHEREAS, in connection with the Offering, the Company agreed to provide certain registration rights on such number of shares of Common Stock equal to (i) the number of shares of Common Stock sold in the Offering (the “Shares”), and (ii) the number of shares of Common Stock underlying the Warrants sold in the Offering (the “Warrant Shares”), on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein, the parties mutually agree as follows:

1.    Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Agreement” has the meaning given it in the preamble to this Agreement.

“Allowed Delay” has the meaning given it in Section 2(c)(2) of this Agreement.

“Approved Market” means the Over-the-Counter Bulletin Board, the OTC Markets, Nasdaq Stock Market, the New York Stock Exchange or the NYSE American.

“Blackout Period” means, with respect to a registration, a period, in each case commencing on the day immediately after the Company notifies the Purchasers that they are required, because of the occurrence of an event of the kind described in Section 3(f) hereof, to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such Registration Statement, if any, would be seriously detrimental to the Company or its stockholders and ending on the earlier of (1) the date upon which the MNPI commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume.

“Commission” or “SEC” means the U.S. Securities and Exchange Commission or any other applicable federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $0.001 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

“Company” has the meaning given it in the preamble to this Agreement.

“DTC” has the meaning given it in Section 9(e).

“Effective Date” has the meaning given it in the preamble to this Agreement.

“Effectiveness Deadline” means the date that is sixty (60) days after the Registration Filing Date (or ninety (90) days after the Registration Filing Date if the Registration Statement is subject to SEC review).

“Effectiveness Period” has the meaning given it in Section 2(a) of this Agreement

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Holder” means a Purchaser or any permitted transferee or assignee thereof to whom a Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 6 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 6.

“Legend Removal Certificate” has the meaning given it in Section 3(l) of this Agreement.

“Legend Removal Shares” has the meaning given it in Section 3(l) of this Agreement.

“Majority Holders” means at any time holders of at least a majority of the Registrable Securities.

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act, which shall, in any case, include the receipt of the notice pursuant to Section 2(c) and the information contained in such notice.

“Placement Agent” means Aegis Capital Corp.

The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Security” or “Registrable Securities” means (i) the Shares, and (ii) the Warrant Shares, and (iii) any capital stock of the Company issued or issuable with respect to the Shares or the Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exercise of the Warrants; provided, however, that a security shall cease to be a Registrable Security upon sale pursuant to the Registration Statement or Rule 144.

“Registration Filing Date” means the earlier of (i) date that the Registration Statement is filed with the Commission or (ii) thirty (30) days after the date of the final closing of the Offering.

“Registration Statement” means the registration statement that the Company is required to file pursuant to this Agreement to register the Registrable Securities.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule.

“Rule 415” means Rule 415 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Trading Days” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer Agent” means Direct Transfer, LLC, a subsidiary of Issuer Direct, and the current transfer agent of the Company, with a mailing address of One Glenwood Avenue, Suite 1001, Raleigh, North Carolina 27603, a facsimile number of 919-481-6222 and an email address of info@issuerdirect.com, and any successor transfer agent of the Company.

“Warrant Shares” has the meaning given it in the recitals of this Agreement.

2.    Registration.

(a)    Mandatory Registration. The Company will, not later than the Registration Filing Date, file with the Commission a Registration Statement on Form S-1, Form S-3 or any other appropriate form, relating to the resale by the Holders of all of the Registrable Securities, and the Company shall use commercially reasonable efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter, but in no event later than the Effectiveness Deadline and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s Transfer Agent and the affected Holders (the “Effectiveness Period”). The registration rights under this Section 2 shall not apply or be available with respect to securities of the Company held by affiliates (as defined in Rule 405 under the Securities Act) and related persons (as defined in Rule 404 under the Securities Act) of the Placement Agent or the officers and directors of the Company and their affiliates.

(b)    Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Holders based on the number of Registrable Securities held by each Holder at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that a Holder sells or otherwise transfers any of such Holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any person or entity which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Holders, pro rata based on the number of Registrable Securities then held by such Holders which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Majority Holders.

(c)      (1) if the Commission allows the Registration Statement to be declared effective at any time before or after the Effectiveness Date, subject to the withdrawal of certain Registrable Securities from the Registration Statement, and the reason is the Commission’s determination that (x) the offering of any of the Registrable Securities constitutes a primary offering of securities by the Company, (y) Rule 415 may not be relied upon for the registration of the resale of any or all of the Registrable Securities, and/or (z) a Holder of any Registrable Securities must be named as an underwriter, the Holders understand and agree the Company may reduce, on a pro rata basis, the total number of Registrable Securities to be registered on behalf of each such Holder. In any such pro rata reduction, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of unregistered Shares. The Holders acknowledge and agree the provisions of this paragraph may apply to more than one Registration Statement; and

(2)         For not more than fifteen (15) consecutive days or for a total of not more than thirty (30) days in any twelve (12) month period, the Company may suspend the use of any prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of MNPI concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related prospectus so that (i) such Registration Statement shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein or (ii) such prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, including in connection with the filing of a post-effective amendment to such Registration Statement in connection with the Company’s filing of an Annual Report on Form 10-K for any fiscal year (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Holder) disclose to such Holder any MNPI giving rise to an Allowed Delay, (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

3.    Registration Procedures for Registrable Securities. The Company will keep each Holder reasonably advised as to the filing and effectiveness of the Registration Statement. At its expense with respect to the Registration Statement, the Company will:

(a)    prepare and file with the Commission with respect to the Registrable Securities, a Registration Statement on Form S-1, Form S-3, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective and shall remain effective during the Effectiveness Period. Thereafter, the Company shall be entitled to withdraw such Registration Statement and the Holders shall have no further right to offer or sell any of the Registrable Securities registered for resale thereon pursuant to the respective Registration Statement (or any prospectus relating thereto);

(b)    if the Registration Statement is subject to review by the Commission, respond in a commercially reasonable manner to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

(c)    prepare and file with the Commission such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective during the Effectiveness Period;

(d)    furnish, without charge, to each Holder of Registrable Securities covered by such Registration Statement (i) a reasonable number of copies of such Registration Statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may reasonably request, (ii) such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and any other prospectus filed under Rule 424 of the Securities Act) as such Holders may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may require to consummate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

(e)    use its commercially reasonable efforts to register or qualify such registration under such other applicable securities laws of such jurisdictions as any Holder of Registrable Securities covered by such Registration Statement reasonably requests and as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable Registration Statement is deemed effective by the Commission) and do any and all other acts and things necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

(f)    notify each Holder of Registrable Securities, the disposition of which requires delivery of a prospectus relating thereto under the Securities Act, of the happening of any event (as promptly as practicable after becoming aware of such event), which comes to the Company’s attention, that will after the occurrence of such event cause the prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company shall promptly thereafter prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

(g)    comply, and continue to comply during the Effectiveness Period, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such Registration Statement;

(h)    as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement;

(i)    use its commercially reasonable efforts to cause all the Registrable Securities covered by the Registration Statement to be quoted on such Approved Market on which securities of the same class or series issued by the Company are then listed or quoted;

(j)    provide a transfer agent and registrar, which may be a single entity, for the shares of Common Stock registered hereunder;

(k)    use commercially reasonable efforts to (i) cause its legal counsel, at the Company’s expense, (a) to issue to the Transfer Agent for the Common Stock, within a reasonable period of time after the Effective Date, a “blanket” legal opinion in customary form to the effect that the Registrable Securities covered by the Registration Statement have been registered for resale under the Securities Act and, if such counsel has requested and received a signed certificate (a “Legend Removal Certificate”) from a Holder of the Registrable Securities, may then be reissued without any legend or restriction relating to their status as “restricted securities” as defined in Rule 144 (“Legend Removal Shares”) upon resale pursuant to such Registration Statement; and (b) promptly to amend such opinion to cause the Registrable Securities to be Legend Removal Shares after later receipt of a Legend Removal Certificate from the Holder, and (ii) cause the Transfer Agent for the Common Stock to issue such Registrable Securities without any such legend within three (3) Trading Days after the Transfer Agent’s receipt of such legal opinion with respect to Legend Removal Shares or otherwise within three (3) Trading Days after the Transfer Agent’s receipt of evidence in customary form that the Registrable Securities have been sold pursuant to an effective resale registration statement under the Securities Act, as DRS Statements or electronic book entry positions, as requested by a Holder; and

(l)    take all other reasonable actions necessary to expedite and facilitate the disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

4.    Suspension of Offers and Sales. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) hereof or of the commencement of a Blackout Period, such Holder shall discontinue the disposition of Registrable Securities included in the Registration Statement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) hereof or notice of the end of the Blackout Period, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

5.    Registration Expenses. The Company shall pay all expenses in connection with any registration obligation provided herein, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided, that, in any registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided in this Section 5 and Section 8, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder.

6.    Assignment of Rights. The rights under this Agreement shall be automatically assignable by the Holders to any transferee of all or any portion of such Holder’s Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company promptly after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned and (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

7.    Information by Holder. A Holder with Registrable Securities included in any registration shall furnish to the Company (and any managing underwriter(s), where applicable) such information regarding itself, the Registrable Securities held by it, the intended method of disposition of such securities, and such other information as shall be required in order to comply with any applicable law or regulation in connection with the registration of such Holder’s Registrable Securities or any qualification or compliance with respect to such Holder’s Registrable Securities and referred to in this Agreement. A form of Selling Stockholder Questionnaire is attached as Exhibit A hereto.

8.    Indemnification.

(a)    In the event of the offer and sale of Registrable Securities under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person or entity who participates as an underwriter in the offering or sale of such securities, and each other person or entity, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state law, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (1), in the case of any registration statement prepared and filed by the Company under which Registrable Securities were registered under the Securities Act, if such registration statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) in the case of any preliminary prospectus, final prospectus or summary prospectus contained in such registration statement, or any amendment or supplement thereto, if such preliminary prospectus, final prospectus or summary prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with this Agreement; and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably and actually incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, that such indemnity agreement found in this Section 8(a) shall in no event exceed the net proceeds from the Offering received by the Company; and provided further, that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Holder specifically for use in the preparation thereof or (ii) if the person or entity asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of the preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person or entity because of the failure of such Holder or underwriter to so provide such preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

(b)    As a condition to including Registrable Securities in any registration statement filed pursuant to this Agreement, each Holder agrees to be bound by the terms of this Section 8 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person or entity, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act, the Exchange Act, or any other federal or state law, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y)(1), in the case of any registration statement prepared and filed by the Company under which Registrable Securities were registered under the Securities Act, if such registration statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) in the case of any preliminary prospectus, final prospectus or summary prospectus contained in such registration statement, or any amendment or supplement thereto, such preliminary prospectus, final prospectus or summary prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading, (i) to the extent, but only to the extent, that such untrue statement or omission referred to in (y)(1) or (y)(2) above is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the registration statement or such prospectus or (ii) to the extent that (1) such untrue statements or omissions referred to in (y)(1) or (y)(2) above are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(f) hereof, the use by such Holder of an outdated or defective prospectus after the Company has notified such Holder in writing that the prospectus is outdated or defective and prior to the receipt by such Holder of the advice contemplated in Section 3(f). Each Holder’s obligation to indemnify shall be individual, not joint and several, and in no event shall the liability of any selling Holder hereunder, whether pursuant to indemnification, contribution or otherwise, be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such obligation.

(c)    Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner. If, in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof, the indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), consent to entry of any judgment or enter into any settlement, unless such consent to entry of judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

(d)    If an indemnifying party does or is not permitted to assume the defense of an action pursuant to Section 8(c) or in the case of the expense reimbursement obligation set forth in Sections 8(a) and (b), the indemnification required by Sections 8(a) and 8(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred provided that the indemnifying party is provided appropriate documentation.

(e)    If the indemnification provided for in Section 8(a) or 8(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

9.    Transfer Restrictions.

(a)         Disposition of Securities. The Securities may only be disposed of in compliance with provincial, state and federal securities laws in the United States, as the case may be. In connection with any transfer of Securities (other than pursuant to an effective registration statement, or to an affiliate of such Purchaser or in connection with a pledge as contemplated in Section 9(c)), the Company may require the transferor thereof to provide to the Company, at the Company’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of such Purchaser under this Agreement and the other Transaction Documents.

(b)         Legend. Each Purchaser agrees to the imprinting, so long as is required by this Section 9, of a legend on any of the Securities in the form set forth in the Purchase Agreement.

(c)         Legend Removal. Book entry statements evidencing the Registrable Securities shall not contain any legend (“Unlegended Shares”) (including the legends set forth in Section 9(b) hereof): (i) required under the Securities Act while a registration statement covering the resale of such security is effective under the Securities Act, (ii) if such Underlying Shares are eligible for sale under Rule 144, without volume or manner-of-sale restrictions, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of any agency or Trading Market with regard to applicable law). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If the Shares are converted at a time when there is an effective registration statement to cover the resale of the Registrable Securities, or if such Registrable Securities may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Registrable Securities shall be issued free of all United States legends. The Company agrees that following such time as all such legends are no longer required under this Section 9(d), it will, no later than five (5) Trading Days following the delivery by such Purchaser to the Company or the Transfer Agent of a certificate representing Registrable Securities, as applicable, issued with a restrictive legend (such fifth (5th) Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends (however, the Company shall use reasonable efforts to deliver such shares within two (2) Trading Days). The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 9. Certificates for Registrable Securities subject to legend removal hereunder shall, if possible, be transmitted by the Transfer Agent to such Purchaser by crediting the account of such Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.

(d)         DWAC; DRS. In lieu of delivering physical certificates representing the Unlegended Shares, upon request of such Purchaser, and so long as the certificates therefor do not bear a legend and such Purchaser is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its Transfer Agent to electronically transmit the Unlegended Shares by either (i) crediting the account of such Purchaser’s prime broker with the Depository Trust Company (“DTC”) through its Deposit Withdrawal At Custodian system, provided that the Common Stock is DTC eligible and the Company’s Transfer Agent participates in the Deposit Withdrawal at Custodian system, or (ii) crediting the account of such Purchaser’s prime broker via the Direct Registration System (“DRS”). In either case, such delivery must be made on or before the Legend Removal Date.

(e)         Plan of Distribution. Each Purchaser agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 9 is predicated upon the Company’s reliance upon this understanding.

10.    INTENTIONALLY OMITTED.

11.    Rule 144. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders to sell the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts: (i) to make and keep public information available as those terms are understood in SEC Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act pursuant to SEC Rule 144, (iii) as long as any Holder owns any Registrable Securities, to furnish in writing upon such Holder’s request a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Holder a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Holder of any rule or regulation of the SEC permitting the selling of any such Registrable Securities without registration, (iv) with respect to the sale of any Registrable Securities by a Holder pursuant to SEC Rule 144 and subject to Holder providing necessary documentation to meet the requirements of such rule, to promptly furnish, without any charge to such Holder, a written legal opinion of its counsel to facilitate such sale and, if necessary, instruct its Transfer Agent in writing that it may rely on said written legal opinion of counsel with respect to said sale and (v) undertake any additional actions commercially necessary to maintain the availability of Rule 144.

12.    Independent Nature of Each Purchaser’s Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and each Purchaser shall not be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute such Purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

13.    Miscellaneous.

(a)    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)    Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(c)    Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted transferees and assignees, executors and administrators of the parties hereto.

(d)    No Inconsistent Agreements. The Company has not entered, as of the date hereof, and shall not enter, on or after the date of this Agreement, into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(e)    Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(f)    Notices, etc. All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons or entities at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to the Company to:

Super League Enterprise, Inc.

2450 Colorado Ave., Suite 100E

Santa Monica, CA 90404

Attention: Matt Edelman, CEO & President

Email: matt.edelman@superleague.com

With a copy (which shall not constitute notice) to:

Disclosure Law Group, A Professional Corporation

600 W. Broadway, Suite 700

San Diego, CA 92101

Attention: Jack Kennedy

Email: jkennedy@disclosurelawgroup.com

If to the Purchasers:

To each Purchaser at the address set forth on the signature page hereto or at such other address as any party shall have furnished to the Company in writing.

(g)    Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

(h)    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or electronic transmission via .PDF file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic signature page were an original thereof.

(i)    Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(j)    Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Majority Holders. The Purchasers acknowledge that by the operation of this Section, the Majority Holders may have the right and power to diminish or eliminate all rights of the Holders under this Agreement.

[SIGNATURE PAGES FOLLOW]

This Registration Rights Agreement is hereby executed as of the date first above written.

COMPANY:

SUPER LEAGUE ENTERPRISE, INC.

By:
Name: Matt Edelman
Title: CEO & President

ANNEX C

FORM OF PRIVATE PLACEMENT WARRANT TO PURCHASE COMMON STOCK

(Annex C Follows)

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FORM OF COMMON STOCK PURCHASE WARRANT

SUPER LEAGUE ENTERPRISE, INC.

Warrant Shares: [ ]	Issuance Date: October [ ], 2025

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [ ], or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Issuance Date”) and on or prior to 5:00 p.m. (New York City time) on the five (5) year anniversary of the Issuance Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Super League Enterprise, Inc., a Delaware corporation (the “Company”), up to [ ] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.         Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated October [ ], 2025, among the Company and the purchasers signatory thereto.

Section 2.         Exercise.

a)    Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Issuance Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(c)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)    Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $1.00, subject to adjustment hereunder (the “Exercise Price”).

c)    Mechanics of Exercise.

i.    Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate (or delivery by email of an electronic book-entry statement), registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after delivery of the aggregate Exercise Price to the Company (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii.    Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.    Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(c)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.    No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v.    Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vi.    Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3.         Certain Adjustments; Call Option.

a)    Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock, pro rata to all record holders of the Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price for all shares of Common Stock issuable pursuant to this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.

b)    Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization or change in the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 3(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

c)    Subsequent Equity Sales. Except for Exempt Issuances (as defined below), at any time while this Warrant is outstanding, if the Company sells any option to purchase, or sells any shares of Common Stock or any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents”) for effective consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Exercise Price then in effect is referred to as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then simultaneously with the consummation (or, if earlier, the announcement) of such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the higher of (i) the New Issuance Price or (ii) the Floor Price, provided, however, that no Exempt Issuance shall be considered a Dilutive Issuance. “Floor Price” means $[●] per Warrant Share (which price shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction). For purposes of this Warrant, an “Exempt Issuance” means, absent a written waiver by the Holders of a majority of the shares of Common Stock issuable upon exercise of all warrants sold pursuant to the Purchase Agreement, the issuance of (a) shares of Common Stock and options or other equity awards to officers, directors, employees, or consultants of the Company issued pursuant to plans approved by stockholders holding a majority of the outstanding voting securities of the Company, (b) securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date hereof, (c) securities issued at a price or an effective price greater than the highest price of any security issued and issuable in the offering including but not limited to shares issued hereunder, (d) securities issued or issuable to the Holder and their assigns hereunder, or the Warrants and other Transaction Documents or upon exercise, conversion or exchange of any such securities, and (e) securities in connection with strategic license agreements, investor relations agreements, and other partnering arrangements so long as such issuances are not primarily for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights.

d)    Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

e)    Notice to Holder.

i.    Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii.    Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) payable pro rata to the holders of the Company’s Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, payable pro rata to the record holders of the Company’s Common Stock, (C) the Company shall authorize the granting to all record holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of the holders of the outstanding voting securities of the Company shall be required in connection with (i) any reclassification of the Common Stock, (ii) any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, (iii) any sale or transfer of all or substantially all of its assets, or (iv) any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, an initial notice (the “Initial Notice”) of the potential triggering of the Company’s obligation to notify the Holder of the occurrence of certain corporate actions pursuant to the terms of this Warrant, which Initial Notice shall ask Holder if it agrees to receive material, non-public information, and upon written confirmation of Holder that Holder agrees to receive such material, non-public information, the Company will deliver an additional notice to Holder (the “Corporate Action Notice”) stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such Initial Notice or Corporate Action Notice, or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall respond in writing to an Initial Notice regarding the Holder’s election whether to accept material non-public information within two (2) Business Days of the delivery of the Initial Notice by the Company. If the Company does not receive such written response from the Holder within such two (2) Business Day period, the Holder shall be deemed to have notified the Company that it does not elect to receive any material, non-public information. In the event the Holder either does not elect to receive material non-public information, or is deemed to elect not to receive material, non-public information, the Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein or pursuant to applicable law. The Company shall file with the Commission a Current Report on Form 8-K publicly disclosing the contents of the Corporate Action Notice as soon as reasonably practicable after such time as the Company’s Board of Directors determines in good faith that (i) such disclosure would not, and will not, cause a Material Adverse Effect, and (ii) the terms of any binding agreements or applicable laws permit the disclosure of the contents of such Corporate Action Notice, in each case, such filing shall occur no later than as required to be disclosed pursuant to the Exchange Act.

f)         Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company; provided, however, that the Company agrees not to adjust the Exercise Price in any way that would violate the listing rules of the Nasdaq Stock Market.

g)         Call Option. The Holder hereby grants to the Company the option (the “Call Option”), but not the obligation, to purchase this Warrant (the “Call Securities”) pursuant to this Section 3(g). Provided all the Warrant Shares are registered for resale on an effective registration statement that remains in effect through the Call Closing Date (as defined below), the Call Option may be exercised by the Company, in the Company’s sole and absolute discretion, following the Company’s Common Stock closing at or above $3.00 per share for twenty (20) consecutive Trading Days (the “Call Trigger”). Beginning on the date immediately preceding the Call Trigger and ending on the date that is thirty (30) calendar days thereafter, the Company may deliver to the Holder a written notice (a “Call Notice”) that it has elected to exercise the Call Option, which Call Notice shall notify the Holder of the date (the “Call Closing Date”, which shall not be less than fifteen (15) nor more than thirty (30) days after the date of the initial Call Notice) on which the Company will purchase all of the Call Securities of the Holder. Even after receipt of a Call Notice, at any time until the Call Closing Date, the Holder may exercise any portion of this Warrant, in whole or in part. Subject to the terms hereof, on the Call Closing Date, the Company shall purchase, and the Holder shall sell to the Company, all of the Call Securities outstanding on the Call Closing Date for an aggregate purchase price equal to the product of (1) the aggregate number of Warrant Shares then issuable under the Call Securities and (2) $0.001 (the “Call Amount”). On the Call Closing Date, the Company shall pay the Call Amount to the Holder, in cash by wire transfer to an account in a bank located in the United States designated by the Holder. On the Call Closing Date, the Holder shall surrender the Call Securities to the Company against payment of the Call Amount as above provided. Notwithstanding anything herein to contrary, the Company may revoke its Call Notice at any time prior to its payment of the Call Amount, and the Company is in no way obligated to purchase this Warrant upon the event of a Call Trigger.

Section 4.         Transfer of Warrant.

a)    Transferability. Subject to compliance with any applicable securities laws and the conditions set forth herein and to the provisions of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B, duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of up to that certain number of Warrant Shares assigned to the assignee(s) without having a new Warrant issued.

b)    New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Issuance Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)    Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company and its transfer agent for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)    Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

e)    Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5.         Miscellaneous.

a)    No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(c)(i), except as expressly set forth in Section 3. In no event shall the Company be required to net cash settle an exercise of this Warrant.

b)    Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)    Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d)    Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)    Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f)    Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g)    Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)    Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i)    Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)    Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)    Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l)    Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m)    Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)    Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

Registration Rights Agreement. The Company agrees that the Holder shall have registration rights such that the Warrant Shares shall be considered Registrable Securities under, and as defined in, the Company’s Registration Rights Agreement, dated as of the Issuance Date , as amended, amended and restated, superseded, modified or replaced from time to time (the “Registration Rights Agreement”), and the Company and the Holder agree that the Holder shall have all the rights and obligations of a Holder (as defined in the Registration Rights Agreement) with respect to such Warrant Shares under the Registration Rights Agreement.

********************

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

SUPER LEAGUE ENTERPRISE, INC.

By:
Name: Matt Edelman
Title: CEO & President

ANNEX D

SERIES C EXCHANGE AGREEMENT

(Annex D Follows)

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is dated as of September 22, 2025, by and among Super League Enterprise, Inc., a Delaware corporation (the “Company”), and Yield Point NY, LLC, a New York limited liability company (“YP” or “Noteholder”). Company and YP are sometimes individually referred to herein as a “Party” and are collectively referred to herein as the “Parties”. For the avoidance of doubt, this Agreement will not be deemed effective until the close of the Company’s private placement of units, comprised of common stock and warrants to purchase common stock, in the amount of up to $20,000,000, and anticipated to close in October 2025 following SLE’s 2025 annual meeting of stockholders (the “Private Placement”).

RECITALS

WHEREAS, on July 10, 2025, the Company entered into a securities purchase agreement (the “Purchase Agreement”) to which, the Company sold to YP (i) an aggregate principal amount of four million four hundred ninety-four thousand three hundred eighty two dollars and 2/100 cents ($4,494,382.02) in the form of an 8% senior secured convertible note (the “Note”), and (ii) a warrant to purchase six hundred fifty-nine thousand nine hundred sixty-eight (659,968) shares of Common Stock at an exercise price of $5.361 per share (the “Warrant” and together with the Note the “Debt Securities”);

WHEREAS, the Noteholder desires to exchange (the “Exchange”) up to one hundred percent (100%) of the outstanding principal and accrued interest under the Note and whatever portion of the Warrant remains outstanding for (i) the number of shares of the Company’s Series C Senior Convertible Preferred Stock, $0.001 par value per share (“Series C Preferred”), set forth in Exhibit A attached hereto (such shares of Series C Preferred to be issued as consideration for the Exchange, the “Exchange Shares”), convertible into shares of common stock (the “Conversion Shares”) at $1.00 per share (the “Conversion Price”), and detailed in the Series C Preferred Certificate of Designation of Rights, Preferences and Limitations (the “Series C Certificate”) attached hereto as Exhibit B, and (ii) a new warrant to purchase two million (2,000,000) shares of common stock in the form identical to the warrants issued in the Private Placement (the “New Warrant” and together with the Series C Preferred the “Exchange Securities”) exercisable into shares of common stock (the “Warrant Shares” together with the Conversion Shares the “Underlying Shares”) at $1.00 per share (the “Exercise Price”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereby agree as follows:

AGREEMENT

1.           Securities Exchange.

(a)    In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, Noteholder agrees to tender the Debt Securities in exchange for the Exchange Securities.

(b)    Consummation of the Exchange, and the other agreements of the parties under the terms of this Agreement (the “Closing”), shall take place not less than ten (10) business days after the satisfaction of each of the conditions set forth in Section 6, Section 7 and Section 97 hereof (the “Closing Date”).

(c)    Within one (1) business days after the Closing, the Company shall instruct its transfer agent to issue and deliver to Noteholder a book-entry statement from the Company’s transfer agent evidencing the Exchange Shares and the Company will deliver the New Warrant. To the extent not otherwise returned to the Company on or before the Closing, the Debt Securities shall be deemed tendered by the Noteholder and cancelled on the books and records of the Company effective as of the Closing Date.

2.           Registration Rights. The Underlying Shares shall be deemed “registerable Securities” under the Registration Rights Agreement dated July 10, 2025, between the Company the Noteholder and shall be registered with the SEC pursuant to the terms set forth therein.

3.           Termination of Rights. The Parties agree and acknowledge that, by executing this Agreement:

(a)    at the Closing, the rights (“Rights”) originally granted to the Noteholder pursuant to the Note shall be cancelled and be of no further force and effect; and

4.           Representations, Warranties and Covenants of YP. YP hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company:

(a)    This Agreement has been duly authorized, validly executed and delivered by YP and is a valid and binding agreement and obligation of YP enforceable against it in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and YP has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

(b)    YP understands that the Exchange Securities are being offered and exchanged in reliance on specific provisions of Federal and state securities laws, specifically Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), and not pursuant to a registration statement of the Company, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of YP set forth herein for purposes of qualifying for exemptions from registration under the Securities Act and applicable state securities laws.

(c)    YP is an “accredited investor” as defined under Rule 501 of Regulation D, promulgated under the Securities Act.

(d)    YP will be acquiring the Exchange Securities for its own account, for investment purposes, and not with a view to any resale or distribution in whole or in part, in violation of the Securities Act or any applicable securities laws.

(e)    The offer and exchange of the Exchange Securities are intended to be exempt from registration under the Securities Act, by virtue of Section 3(a)(9) thereof. YP understands that the Series C Preferred acquired hereunder are “restricted securities,” as that term is defined in the Securities Act and the rules thereunder, have not been registered under the Securities Act, and that none of the Series C Preferred can be sold or transferred unless the Conversion Shares are first registered under the Securities Act and such state and other securities laws as may be applicable or the Company receives an opinion of counsel reasonably acceptable to the Company that an exemption from registration under the Securities Act is available (and then the Series C Preferred and the resultant Conversion Shares may be sold or transferred only in compliance with such exemption and all applicable state and other securities laws).

(f)    YP owns and holds, beneficially and of record, the entire right, title, and interest in and to the Debt Securities and the Rights terminated hereunder free and clear of all rights and Encumbrances (as defined below), and YP has full power and authority to transfer and cancel the Debt Securities and terminate the Rights free and clear of any right or Encumbrance. Other than the transactions contemplated by this Agreement, there is no outstanding plan, pending proposal, or other right of any person to acquire all or any of the Debt Securities or terminated Rights. For purposes of this Agreement, “Encumbrances” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

(g)    The Noteholder is a sophisticated investor acquiring the Exchange Securities in the ordinary course of business and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Exchange Noteholder has so evaluated the merits and risks of investing in the Exchange Securities, (b) the Noteholder is able to bear the entire economic risk of investing in the Exchange Securities, (c) the Noteholder is investing in the Exchange Securities with a full understanding of all of the terms, conditions and risks of such an investment and willingly assume those terms, conditions and risks, and (d) the Noteholder has not relied on any statement or other information provided by any person concerning the Company, the Exchange, the Exchange Securities, the termination of the Rights, or the consents hereunder.

(h)    The Noteholder acknowledges that an investment in the Exchange Securities involves a high degree of risk, and the Exchange Securities are, therefore, a speculative investment. The Noteholder acknowledges that the terms of the Exchange have been established by negotiation between the Parties. The Noteholder acknowledges that neither the Company nor the Information Agent has given any investment advice, rendered any opinion or made any representation to Noteholder about the advisability of this decision or the potential future value of the Exchange Securities, including the Underlying Shares. For purposes of this Agreement, the “Information Agent” shall mean Aegis Capital Corp., a New York corporation.

(i)    The Noteholder has been given full and adequate access to information relating to the Company, including the Company’s business, finances and operations as the Noteholder has deemed necessary or advisable in connection with Noteholder’s evaluation of the Exchange. The Noteholder has sought such accounting, legal and tax advice as Noteholder has considered necessary to make an informed investment decision with respect to Noteholder’s acquisition of the Exchange Securities and is not relying on the Company, the Information Agent, or any of the Company’s affiliates for any such advice. The Noteholder has had the opportunity to review the Company’s filings with the SEC. The Noteholder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Noteholder has made an independent decision to exchange Noteholder’s Debt Securities for the Exchange Securities, and is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or the Information Agent, or any of the Company’s agents or representatives, for such accounting, legal and tax advice with respect to Noteholder’s acquisition of the Exchange Securities, the Exchange, and all transactions contemplated herein.

(j)    Noteholder is not providing anything of value for Exchange Securities other than the Debt Securities. Neither the Noteholder nor anyone acting on the Noteholder’s behalf has paid or given any person a commission or other remuneration directly or indirectly in connection with or in order to solicit or facilitate the Exchange.

5.           Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Noteholder, and covenants for the benefit of the Noteholder, as follows:

(a)    The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” shall mean any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

(b)    The Exchange Securities and Underlying Shares has been duly authorized by all necessary corporate action and, when issued in accordance with the terms hereof, the Exchange Securities and Underlying Shares shall be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind.

(c)    This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement and obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors’ rights generally, and the Company has full power and authority to execute and deliver the Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

(d)    The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and delivery of the Exchange Securities hereunder.

(e)    No Commission Paid. Neither the Company nor any of its affiliates nor any Person acting on behalf of or for the benefit of any of the foregoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) of the Securities Act and the rules and regulations of the SEC promulgated thereunder) for soliciting the transactions contemplated hereunder, including, without limitation, the Exchange.

(f)    Upon the closing of the Private Placement, the respective Conversion Price of the Note and Exercise Price of the Warrant will be the Floor Price, as such term is defined in each of the Note and Warrant.

(g)    Contemporaneously with the execution of this Agreement, Evo Fund has executed the subscription documents for the Private Placement for not less than $10,000,000 in subscription amount.

6.         Conditions Precedent to the Obligation of the Company to Consummate the Exchange and Other Transactions Contemplated by this Agreement. The obligation hereunder of the Company to issue and deliver the Exchange Securities to the Noteholder, consummate the Exchange, and the other transactions contemplated by this Agreement, is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a)    The Noteholder shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Noteholder at or prior to the Closing Date.

(b)    The representations and warranties of Noteholder shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(c)    No action or suit shall have been instituted by Noteholder or any stockholder of the Company challenging the Exchange or any other transaction contemplated by this Agreement.

7.         Conditions Precedent to the Obligation of the Noteholder to Consummate the Exchange and Other Transactions Contemplated by this Agreement. The obligation hereunder of the Noteholder to accept the Exchange Securities, consummate the Exchange and other transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing Date, of each of the conditions set forth below. These conditions are for the Noteholder’s sole benefit and may be waived by Noteholder at any time in its sole discretion.

(a)    The Company shall have executed and delivered this Agreement;

(b)    The Private Placement shall have closed for at least $12,000,000 and the Lead Investor shall have invested no less than $10,000,000 in the Private Placement.

(c)    The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(d)    Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

8.           Additional Acknowledgments. Noteholder and the Company confirm that the Company has not received any consideration for the transactions contemplated by this Agreement. Pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act and the rules and regulations promulgated thereunder as such Rule 144 may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule 144, the holding period of the Exchange Securities tacks back to July 10, 2025, the issue date of the Debt Securities.

9.           Additional Terms.

a.    Contemporaneously with or before the closing of the Exchange, the Company shall either repay or arrange for an assignee reasonably acceptable to the Noteholder to purchase $3,000,000 of the debt owed on the Note.

b.    Noteholder shall have the right to participate in the Private Placement up to $5,000,000.

c.    The Company shall reimburse the Noteholder $155,000 for its expenses related to the transaction contemplated by this Agreement.

d.    The Company shall disclose the terms of this Agreement by filing a form 8-K filed with the Securities and Exchange Commission, within two days after the execution of this Agreement.

10.         Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without giving effect conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Each of the parties consents to the exclusive jurisdiction of the courts whose districts encompass any part of the State of Delaware in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party waives its right to a trial by jury. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

11.        Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior and/or contemporaneous oral or written proposals or agreements relating thereto all of which are merged herein. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.

12.         Notices. All notices shall be given pursuant to the notice provisions of the Purchase Agreement.

13.        Counterparts. This Agreement may be executed by electronic signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[The Remainder of This Page is Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written

SUPER LEAGUE ENTERPRISE, INC.

By:_____________________________

Name: Matthew Edelman

Title: Chief Executive Officer

YIELD POINT NY, LLC

By: ______________________________

Name:

Title:

ANNEX E

CERTIFICATE OF DESIGNATION OF POWERS, PREFERENCES, AND LIMITATIONS

OF THE SERIES C SENIOR CONVERTIBLE PREFERRED STOCK

(Annex E Follows)

FORM OF

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES C SENIOR CONVERTIBLE PREFERRED STOCK

OF

SUPER LEAGUE ENTERPRISE, INC.

It is hereby certified that:

1. The name of the Company (hereinafter called the “Company”) is Super League Enterprise, Inc., a Delaware corporation.

2. The Certificate of Incorporation (the “Certificate of Incorporation”) of the Company authorizes the issuance of Ten Million (10,000,000) shares of preferred stock, $0.001 par value per share, of which 6,166,529 shares have not been designated or issued, and expressly vests in the Board of Directors of the Company the authority to issue any or all of said shares in one (1) or more series and by resolution or resolutions to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

3. The Board of Directors of the Company, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Series C Senior Convertible issue of Preferred Stock:

RESOLVED, that Four Thousand Seven Hundred (4,700) of the Ten Million (10,000,000) authorized shares of Preferred Stock of the Company shall be designated Series C Senior Convertible Preferred Stock, $0.001 par value per share, and shall possess the rights and preferences set forth below:

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act. The Company shall be regarded as in control of a Person if the Company owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other Person, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such Person.

“Attribution Parties” shall have the meaning set forth in Section 6(e).

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(e).

“Business Day” means any day except Saturday, Sunday, and any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

“Certificate of Designations” means this Certificate of Designation of Preferences, Rights and Limitations of the Series C Preferred Stock.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Company’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries of the Company issued after the Effective Date, whether or not vested or otherwise convertible or exercisable into shares of Common Stock at the time of such issuance, which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock, and excluding shares of Common Stock issuable upon conversion of the Series A Preferred (which has been fully converted into Common Stock as of the date hereof), Series AA Preferred, Series AAA Preferred, Series AAA Junior Preferred, and Series B Preferred.

“Conversion Amount” means the Stated Value at issue.

“Conversion Date” means: (i) prior to the Mandatory Conversion Date, the date set forth in the notice delivered by a holder of the Series C Preferred Stock that the holder is exercising its right to convert the Series C Preferred Stock into Conversion Shares; or (ii) in the event any shares of Series C Preferred Stock have not been converted by the Mandatory Conversion Date, the Mandatory Conversion Date.

“Conversion Price” means $1.00 per share.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock in accordance with the terms hereof.

“Deemed Liquidation Event” means any of the following, unless the Majority Holders elect otherwise by written notice sent to the Company at least five (5) Business Days prior to the effective date of any such event:

(a)         a merger or consolidation in which

(i)         the Company is a constituent party or

(ii)         a Subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation,

except any such merger or consolidation involving the Company or a Subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority of the capital stock of (1) the surviving or resulting corporation; or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or

(b)         the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any Subsidiary of the Company of all or substantially all the assets of the Company and its Subsidiaries taken as a whole or (2) the sale or disposition (whether by merger, consolidation or otherwise, and whether in a single transaction or a series of related transactions) of one (1) or more Subsidiaries of the Company if substantially all of the assets of the Company and its Subsidiaries taken as a whole are held by such Subsidiary or Subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned Subsidiary of the Company.

The Company shall not have the power to effect a Deemed Liquidation Event unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Company in such Deemed Liquidation Event shall be allocated to the holders of capital stock of the Company in accordance with Section 5 hereto.

“Distribution” shall have the meaning set forth in Section 7(b).

“Dividend Shares” shall have the meaning set forth in Section 3.

“DWAC” shall have the meaning set forth in Section 6(c)(i)

“Effective Date” means the date that this Certificate of Designations is filed with the Secretary of State of Delaware.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” shall mean an owner of shares of Series C Preferred Stock.

“Junior Securities” means the Common Stock and all other outstanding classes or series of Preferred Stock of the Company, all of which are junior in rank to the Series C Preferred Stock with respect to the distribution of assets on Liquidation as well as any other rights, preferences and privileges. As of the date hereof, Junior Securities consist of the Series AA Preferred, Series AAA Preferred, Series AAA Junior Preferred, Series AAAA Junior Preferred, and Series B Preferred.

“LA Courts” shall have the meaning set forth in Section 8(d).

“Liquidation” shall have the meaning set forth in Section 5(a).

“Majority Holders” shall mean the Holders of 50.1% or more of the then issued and outstanding shares of all Series C Preferred Stock, voting as a separate series.

“Mandatory Conversion Date” shall mean the date that is eighteen (18) months from the date the Registration Statement is declared effective.

“Original Issue Date” means the date of the first issuance of any shares of Series C Preferred Stock regardless of the number of transfers of any particular shares of Series C Preferred Stock.

“Parity Securities” means any class or series of capital stock of the Company hereinafter created that expressly ranks pari passu with the Series C Preferred Stock with respect to the distribution of assets on Liquidation as well as any other rights, preferences and privileges. No Parity Securities exist as of the date of the filing of this Certificate of Designations.

“Person” means an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.

“Preferred Stock” means the Company’s preferred stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

“Registration Statement” shall mean a registration statement on Form S-1 or Form S-3, filed with the Commission registering the Conversion Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Senior Securities” shall be any class or series of capital stock of the Company currently existing or hereafter created which expressly ranks senior to the Series C Preferred Stock with respect to the distribution of assets on Liquidation, as well as any other rights, preferences and privileges. No Senior Securities exist as of the date of the filing of this Certificate of Designations.

“Series AA Preferred” shall mean, collectively, the Series AA Preferred Stock, Series AA-2 Preferred Stock, Series AA-3 Preferred Stock, Series AA-4 Preferred Stock and Series AA-5 Preferred Stock.

“Series AA Preferred Stock” shall mean, unless otherwise stated herein, Seven Thousand Six Hundred Eighty (7,680) shares of Series AA Preferred Stock, which were authorized pursuant to a Certificate of Designation of Preferences, Rights and Limitations which was filed with the Delaware Secretary of State on April 19, 2023.

“Series AA-2 Preferred Stock” shall mean, unless otherwise stated herein, One Thousand Five Hundred (1,500) shares of Series AA-2 Preferred Stock, which were authorized pursuant to a Certificate of Designation of Preferences, Rights and Limitations which was filed with the Delaware Secretary of State on April 20, 2023.

“Series AA-3 Preferred Stock” shall mean, unless otherwise stated herein, One Thousand Twenty-Five (1,025) shares of Series AA-3 Preferred Stock, which were authorized pursuant to a Certificate of Designation of Preferences, Rights and Limitations which was filed with the Delaware Secretary of State on April 28, 2023.

“Series AA-4 Preferred Stock” shall mean, unless otherwise stated herein, One Thousand Twenty-Six (1,026) shares of Series AA-4 Preferred Stock, which were authorized pursuant to a Certificate of Designation of Preferences, Rights and Limitations which was filed with the Delaware Secretary of State on May 5, 2023.

“Series AA-5 Preferred Stock” shall mean, unless otherwise stated herein, Five Hundred Fifty (550) shares of Series AA-5 Preferred Stock, which were authorized pursuant to a Certificate of Designation of Preferences, Rights and Limitations which was filed with the Delaware Secretary of State on May 26, 2023.

“Series AAA Preferred” shall mean, collectively, the Series AAA Preferred Stock, Series AAA-2 Preferred Stock, and any and all sub-series designated Series AAA-3 Preferred Stock, and Series AAA-4 Preferred Stock.

“Series AAA Preferred Stock” shall mean, unless otherwise stated herein, Nine Thousand Four Hundred (9,400) shares of Series AAA Preferred Stock, which were authorized pursuant to a Certificate of Designation of Preferences, Rights and Limitations which was filed with the Delaware Secretary of State on November 30, 2023.

“Series AAA-2 Preferred Stock” shall mean, unless otherwise stated herein, Five Thousand Three Hundred Thirty-Four (5,334) shares of Series AAA-2 Preferred Stock, which were authorized pursuant to a Certificate of Designation of Preferences, Rights and Limitations which was filed with the Delaware Secretary of State on December 22, 2023.

“Series AAA Junior Preferred” shall mean, collectively, the Series AAA Junior Preferred Stock, Series AAA-2 Junior Preferred Stock, Series AAA-3 Junior Preferred Stock, and Series AAA-4 Junior Preferred.

“Series AAA Junior Preferred Stock” shall mean, unless otherwise stated herein, One Thousand Two Hundred Ten (1,210) shares of Series AAA Junior Convertible Preferred Stock, which were authorized pursuant to a Certificate of Designation of Preferences, Rights and Limitations which was filed with the Delaware Secretary of State on June 26, 2024.

“Series AAA-2 Junior Preferred Stock” shall mean, unless otherwise stated herein, Five Hundred Fifty-One (551) shares of Series AAA-2 Junior Convertible Preferred Stock, which were authorized pursuant to a Certificate of Designation of Preferences, Rights and Limitations which was filed with the Delaware Secretary of State on July 10, 2024.

“Series AAA-3 Junior Preferred Stock” shall mean, unless otherwise stated herein, Seven Hundred (700) shares of Series AAA-3 Junior Convertible Preferred Stock, which were authorized pursuant to a Certificate of Designation of Preferences, Rights and Limitations which was filed with the Delaware Secretary of State on September 20, 2024.

“Series AAA-4 Junior Preferred Stock” shall mean, unless otherwise stated herein, Four Hundred (400) shares of Series AAA-2 Junior Preferred Stock, which were authorized pursuant to a Certificate of Designation of Preferences, Rights and Limitations which was filed with the Delaware Secretary of State on October 1, 2024.

“Series AAAA Junior Preferred Stock” shall mean, unless otherwise stated herein, Three Million Seven Hundred Seventy-Five Thousand Forty-Seven (3,775,047) shares of Series AAAA Junior Convertible Preferred Stock, which were authorized pursuant to a Certificate of Designation of Preferences, Rights and Limitations which was filed with the Delaware Secretary of State on July 11, 2025.

“Series B Preferred Stock” shall mean, unless otherwise stated herein, Sixteen Thousand Four Hundred Twenty-Six (16,426) shares of Series B Junior Convertible Preferred Stock, which were authorized pursuant to a Certificate of Designation of Preferences, Rights and Limitations which was filed with the Delaware Secretary of State on September 12, 2025.

“Series C Preferred Stock” shall have the meaning set forth in Section 2.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Standard Settlement Period” shall have the meaning set forth in Section 6(c)(i).

“Stated Value” means $1,000.00 per share of Series C Preferred Stock.

“Subsidiary” means any subsidiary of the Company existing as of the Effective Date hereof and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the Effective Date.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transfer Agent” means Issuer Direct, the current transfer agent of the Company, with a mailing address of One Glenwood Avenue, Suite 1001, Raleigh, North Carolina 27603, a facsimile number of 919-481-6222 and an email address of info@issuerdirect.com, and any successor transfer agent of the Company.

Section 2. Designation and Authorized Shares. The series of Preferred Stock designated by this Certificate of Designations shall be designated as the Company’s Series C Senior Convertible Preferred Stock (the “Series C Preferred Stock”) and the number of shares so designated shall be Four Thousand Seven Hundred (4,700). The Series C Preferred Stock shall not be redeemed for cash and under no circumstances shall the Company be required to net cash settle the Series C Preferred Stock.

Section 3. Dividends. Holders of shares of Series C Preferred Stock will be entitled to receive dividends equal, on an as-if-converted to shares of Common Stock basis, to and in the same form as dividends actually paid on shares of the Common Stock when, as, and if such dividends are paid on shares of the Common Stock. Notwithstanding the foregoing, to the extent that a Holder’s right to participate in any stock dividend declared on the Common Stock to which such Holder is entitled to participate (“Dividend Shares”) would result in such Holder exceeding the Beneficial Ownership Limitation, then such Holder shall not be entitled to participate in any such dividend to such extent (or in the beneficial ownership of any Dividend Shares as a result of such dividend to such extent) and the portion of such Dividend Shares that would cause such Holder to exceed the Beneficial Ownership Limitation shall be held in abeyance for the benefit of such Holder until such time as such Holder’s beneficial ownership thereof would not result in such Holder exceeding the Beneficial Ownership Limitation.

Section 4. Voting Rights. On any matter presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting), and subject to the limitations set forth in Section 6(e) and 6(f), each Holder of outstanding shares of Series C Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the other provisions of the Certificate of Incorporation, Holders of Series C Preferred Stock shall vote together with the holders of Common Stock as a single class. The Holders shall be entitled to the same notice of any regular or special meeting of the stockholders as may or shall be given to holders of Common Stock entitled to vote at such meetings. As long as any shares of Series C Preferred Stock are outstanding, the Company may not, without the affirmative vote of the Majority Holders voting as a separate class issue Parity Securities or Senior Securities. Notwithstanding anything contained herein, for the purposes of this Section 4, the outstanding shares of Series C Preferred Stock shall take into account the number of whole shares of Common Stock into which the shares of Series C Preferred Stock are convertible into as of the record date for determining stockholders entitled to vote on such matter.

Section 5. Liquidation.

(a) The Series C Preferred Stock shall, with respect to distributions of assets and rights upon the occurrence of any voluntary or involuntary liquidation, dissolution or winding-up of the Company (“Liquidation”) or Deemed Liquidation Event, rank: (i) junior to the Senior Securities, to the extent any such Senior Securities are approved pursuant to Section 4, above; (ii) pari passu with the Parity Securities, if any are approved pursuant to Section 4, above; and (iii) senior to the Junior Securities.

(b) As of the date hereof, Junior Securities consist of the Series A Preferred (has been fully converted into Common Stock), Series AA Preferred, Series AAA Preferred, Series AAA Junior Preferred, Series AAAA Junior Preferred, Series B Preferred and the Common Stock. As of the date hereof, there are no Parity Securities or Senior Securities. That so being, upon any Liquidation, the holders of shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, and in the event of a Deemed Liquidation Event, the holders of shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event, as applicable, before any payment shall be made to the holders of Junior Securities or the holders of Common Stock by reason of their ownership thereof, an amount per share equal to one (1) times the applicable Original Issue Price, plus any dividends accrued but unpaid thereon (the amount payable pursuant to this sentence is hereinafter referred to as the “Liquidation Amounts”).

(c) After the payment in full of all Liquidation Amounts required to be paid to the holders of shares of Series C Preferred Stock then outstanding, the remaining assets of the Company available for distribution to its stockholders or, in the case of a Deemed Liquidation Event, the consideration not payable to the holders of shares of Series C Preferred Stock then outstanding shall, pursuant to Section 5(b), be distributed among the holders of shares of Junior Securities, and then to the holders of shares of the Common Stock, pro rata based on the number of shares held by each such holder.

Section 6 Conversion.

(a) Conversion at Option of Holder. Each share of Series C Preferred Stock (or fraction thereof) shall be convertible, at any time and from time to time, from and after the Original Issue Date at the option of the Holder thereof into that number of shares of Common Stock (subject to the Beneficial Ownership Limitation set forth in Section 6(e)) determined by dividing the Stated Value by the Conversion Price then in effect. Holders shall effect conversions by providing the Company and the Transfer Agent, with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series C Preferred Stock to be converted, the number of shares of Series C Preferred Stock owned prior to such conversion, the number of shares of Series C Preferred Stock owned subsequent to such conversion and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers such Notice of Conversion to the Company pursuant to Section 6 and in accordance with Section 8 (such date, the “Optional Conversion Date”). Such Holder shall be deemed for all corporate purposes to have become the holder of record of the Conversion Shares with respect to which the shares of Series C Preferred Stock have been converted as of the Optional Conversion Date. If no Optional Conversion Date is specified in a Notice of Conversion, the Optional Conversion Date shall be the date that such Notice of Conversion is deemed delivered to the Company in accordance with Section 9. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. To the extent that the Beneficial Ownership Limitation contained in Section 6(e) applies to the converting Holder, the determination of whether the Series C Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Series C Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Series C Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Series C Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this Section and the Company shall have no obligation to verify or confirm the accuracy of such determination.

(b) Mandatory Conversion. On the Mandatory Conversion Date, each share of Series C Preferred Stock outstanding shall be automatically converted into that number of shares of Common Stock (subject to the Beneficial Ownership Limitation set forth in Section 6(e)) determined by dividing the Stated Value multiplied by the number of Series C Preferred Stock held by a Holder, the product of which is divided by the Conversion Price (subject to any adjustments as provided by Section 7(a) hereinbelow).

(c) Conversion Shares. The aggregate number of Conversion Shares which the Company shall issue upon conversion of the Series C Preferred Stock (whether pursuant to Section 6(a) or 6(b)) will be equal to the number of shares of Series C Preferred Stock to be converted, multiplied by the Stated Value, divided by the Conversion Price in effect at the time of the conversion.

(d) Mechanics of Conversion.

(i) Delivery of Conversion Shares upon Conversion. Promptly after the applicable Conversion Date, but in any case within the earlier of (i) two (2) Trading Days and (ii) the Standard Settlement Period (as defined below) thereof (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the converting Holder the number of Conversion Shares being acquired upon the conversion of the Series C Preferred Stock pursuant to this Section 6, and a wire transfer of immediately available funds in the amount of accrued and unpaid cash dividends, if any. Conversion Shares issuable hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with DTC through its Deposit or Withdrawal at Custodian system (“DWAC”) for the number of Conversion Shares to which the Holder is entitled pursuant to such conversion to the address specified by the Holder in the Notice of Conversion. The Company shall deliver (or cause to be delivered) to the converting Holder who has converted less than all of such Holder’s Series C Preferred Stock (1) a book entry with the Company’s transfer agent for the number of shares of Series C Preferred Stock held immediately prior to a conversion notice submissions less the number of shares of Series C Preferred Stock converted. The Company agrees to maintain a transfer agent that is a participant in the DTC’s FAST program so long as any shares of Series C Preferred Stock remain outstanding. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

(ii) Failure to Deliver Conversion Shares upon an Optional Conversion. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, in addition to any other rights herein, the Holder shall be entitled to elect by written notice to the Transfer Agent, on behalf of the Company, at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Company shall promptly return to the Holder any book entry Series C Preferred Stock delivered to the Company and the Holder shall promptly return to the Company the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

(iii) Obligation Absolute. The Company’s obligation to issue and deliver the Conversion Shares upon conversion of Series C Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action that the Company may have against such Holder.

(iv) Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series C Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (i) upon the conversion of all outstanding shares of Series C Preferred Stock (taking into account the adjustments and restrictions of Section 7) and (ii) in respect of the Dividend Shares. The Company covenants that all Conversion Shares and Dividend Shares shall, when issued, be duly authorized, validly issued, fully paid and nonassessable. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of Series C Preferred Stock (taking into account the adjustments and restrictions of Section 7) and payment of the Dividend Shares, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(v) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of or as dividends on the Series C Preferred Stock. As to any fraction of a share which a Holder would otherwise be entitled to upon such conversion or in respect of any such dividend, the Company shall round up to the next whole share of Common Stock.

(vi) Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Series C Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Series C Preferred Stock and the Company shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(e) Beneficial Ownership Limitation. The Company shall not effect any conversion of the Series C Preferred Stock (including, without limitation, a mandatory conversion pursuant to Section 6(a)), and a Holder shall not have the right vote its Series C Preferred Stock, to receive dividends hereunder or convert any portion of the Series C Preferred Stock, to the extent that, after giving effect to the receipt of dividends hereunder or conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock received as dividends or issuable upon conversion of the Series C Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Series C Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Series C Preferred Stock) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 6(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith (other than as it relates to a Holder relying on the number of shares issued and outstanding as provided by the Company pursuant to this Section). In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company or (iii) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request (which may be via email) of a Holder, the Company shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Series C Preferred Stock held by the applicable Holder. Upon delivery of a written notice to the Company, any Holder may from time to time increase or waive (with such increase or waiver not effective until the sixty-first (61st) day after delivery of such notice) or decrease (immediately) the Beneficial Ownership Limitation provisions of this Section 6(e); provided, however, that the Holder shall not be entitled to increase or terminate the limitation contained in this Section 6(d) if the Holder has acquired (or if any of the Holder’s Attribution Parties has indirectly acquired) the Series C Preferred Stock with the purpose or effect of changing or influencing the control of the Company. The limitations contained in this Section 6(d) shall apply to a successor holder of Series C Preferred Stock.

Section 7. Certain Adjustments.

(a)	Adjustments to Conversion Price.

(i)    Stock Dividends and Stock Splits. If the Company, at any time while the Series C Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price will be multiplied by a fraction of which the numerator will be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event and of which the denominator will be the number of shares of Common Stock, or in the event that clause (D) of this Section 7(a)(i) will apply shares of reclassified capital stock, outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a)(i) will become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and will become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(ii)     Provisions for Adjustments. The Company will make all calculations under this Certificate of Designations in good faith, which calculations will, absent manifest error, control for purposes this Certificate of Designations.

(b)  Pro Rata Distributions. During such time as the Series C Preferred Stock is outstanding, if the Company declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of the Series C Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series C Preferred Stock (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(c) Calculations. All calculations under this Section 7 will be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(d) Notice to the Holders. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Section 8. Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided to the Holders, the Company or the Transfer Agent hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, by e-mail, or sent by a nationally recognized overnight courier service (i) if to the Holders, at the Holder’s address set forth in the book and records of the Company or to another address of such Holder as may be specified by such Holder to the Company in a written notice delivered in accordance with this Section 8, or (ii) if to the Company, at 2450 Colorado Ave., Suite 100E, Santa Monica, CA 90404, or to another address as the Company may specify for such purposes by written notice to the Holders delivered in accordance with this Section. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (Eastern Time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (Eastern Time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided pursuant to this Certificate of Designations constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

(b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designations shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay accrued dividends, if any and as applicable, on the shares of Series C Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

(c) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designations shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designations (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of Los Angeles, County of Los Angeles (the “LA Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the LA Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such LA Courts, or such LA Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designations and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designations or the transactions contemplated hereby. If any party shall commence an action or proceedings to enforce any provisions of this Certificate of Designations, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceedings.

(d) Waiver. Any waiver by the Company or a Holder of a breach of any provision of this Certificate of Designations shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designations or a waiver by any other Holders. The failure of the Company or a Holder to insist upon strict adherence to any term of this Certificate of Designations on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designations. Any waiver by the Company or a Holder must be in writing.

(e) Severability. If any provision of this Certificate of Designations is invalid, illegal or unenforceable, the balance of this Certificate of Designations shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any dividend or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(f) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(g) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

(h) Status of Converted Series C Preferred Stock. If any shares of Series C Preferred Stock shall be converted or reacquired by the Company, such shares shall resume the status of authorized but unissued shares of Preferred Stock and shall no longer be designated as Series C Convertible Preferred Stock.

[Signature page follows.]

IN WITNESS WHEREOF, this Certificate of Designations has been executed by a duly authorized officer of the Company as of this [__] day of October 2025.

By:
Name:	Matt Edelman
Title:	CEO & President

ANNEX F

FORM OF SERIES C WARRANT TO PURCHASE COMMON STOCK

(Annex F Follows)

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FORM OF COMMON STOCK PURCHASE WARRANT

SUPER LEAGUE ENTERPRISE, INC.

Warrant Shares: [ ]	Issuance Date: October [ ], 2025

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [ ], or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Issuance Date”) and on or prior to 5:00 p.m. (New York City time) on the five (5) year anniversary of the Issuance Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Super League Enterprise, Inc., a Delaware corporation (the “Company”), up to [ ] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.         Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated October [ ], 2025, among the Company and the purchasers signatory thereto.

Section 2.         Exercise.

d)    Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Issuance Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(c)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

e)    Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $1.00, subject to adjustment hereunder (the “Exercise Price”).

f)    Mechanics of Exercise.

vii.    Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate (or delivery by email of an electronic book-entry statement), registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after delivery of the aggregate Exercise Price to the Company (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

viii.    Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

ix.    Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(c)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

x.    No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

xi.    Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

xii.    Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3.         Certain Adjustments; Call Option.

f)    Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock, pro rata to all record holders of the Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price for all shares of Common Stock issuable pursuant to this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.

g)    Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization or change in the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 3(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

h)    Subsequent Equity Sales. Except for Exempt Issuances (as defined below), at any time while this Warrant is outstanding, if the Company sells any option to purchase, or sells any shares of Common Stock or any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents”) for effective consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Exercise Price then in effect is referred to as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then simultaneously with the consummation (or, if earlier, the announcement) of such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the higher of (i) the New Issuance Price or (ii) the Floor Price, provided, however, that no Exempt Issuance shall be considered a Dilutive Issuance. “Floor Price” means $[●] per Warrant Share (which price shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction). For purposes of this Warrant, an “Exempt Issuance” means, absent a written waiver by the Holders of a majority of the shares of Common Stock issuable upon exercise of all warrants sold pursuant to the Purchase Agreement, the issuance of (a) shares of Common Stock and options or other equity awards to officers, directors, employees, or consultants of the Company issued pursuant to plans approved by stockholders holding a majority of the outstanding voting securities of the Company, (b) securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date hereof, (c) securities issued at a price or an effective price greater than the highest price of any security issued and issuable in the offering including but not limited to shares issued hereunder, (d) securities issued or issuable to the Holder and their assigns hereunder, or the Warrants and other Transaction Documents or upon exercise, conversion or exchange of any such securities, and (e) securities in connection with strategic license agreements, investor relations agreements, and other partnering arrangements so long as such issuances are not primarily for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights.

i)    Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

j)    Notice to Holder.

i.    Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii.    Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) payable pro rata to the holders of the Company’s Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, payable pro rata to the record holders of the Company’s Common Stock, (C) the Company shall authorize the granting to all record holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of the holders of the outstanding voting securities of the Company shall be required in connection with (i) any reclassification of the Common Stock, (ii) any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, (iii) any sale or transfer of all or substantially all of its assets, or (iv) any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, an initial notice (the “Initial Notice”) of the potential triggering of the Company’s obligation to notify the Holder of the occurrence of certain corporate actions pursuant to the terms of this Warrant, which Initial Notice shall ask Holder if it agrees to receive material, non-public information, and upon written confirmation of Holder that Holder agrees to receive such material, non-public information, the Company will deliver an additional notice to Holder (the “Corporate Action Notice”) stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such Initial Notice or Corporate Action Notice, or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall respond in writing to an Initial Notice regarding the Holder’s election whether to accept material non-public information within two (2) Business Days of the delivery of the Initial Notice by the Company. If the Company does not receive such written response from the Holder within such two (2) Business Day period, the Holder shall be deemed to have notified the Company that it does not elect to receive any material, non-public information. In the event the Holder either does not elect to receive material non-public information, or is deemed to elect not to receive material, non-public information, the Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein or pursuant to applicable law. The Company shall file with the Commission a Current Report on Form 8-K publicly disclosing the contents of the Corporate Action Notice as soon as reasonably practicable after such time as the Company’s Board of Directors determines in good faith that (i) such disclosure would not, and will not, cause a Material Adverse Effect, and (ii) the terms of any binding agreements or applicable laws permit the disclosure of the contents of such Corporate Action Notice, in each case, such filing shall occur no later than as required to be disclosed pursuant to the Exchange Act.

f)         Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company; provided, however, that the Company agrees not to adjust the Exercise Price in any way that would violate the listing rules of the Nasdaq Stock Market.

g)         Call Option. The Holder hereby grants to the Company the option (the “Call Option”), but not the obligation, to purchase this Warrant (the “Call Securities”) pursuant to this Section 3(g). Provided all the Warrant Shares are registered for resale on an effective registration statement that remains in effect through the Call Closing Date (as defined below), the Call Option may be exercised by the Company, in the Company’s sole and absolute discretion, following the Company’s Common Stock closing at or above $3.00 per share for twenty (20) consecutive Trading Days (the “Call Trigger”). Beginning on the date immediately preceding the Call Trigger and ending on the date that is thirty (30) calendar days thereafter, the Company may deliver to the Holder a written notice (a “Call Notice”) that it has elected to exercise the Call Option, which Call Notice shall notify the Holder of the date (the “Call Closing Date”, which shall not be less than fifteen (15) nor more than thirty (30) days after the date of the initial Call Notice) on which the Company will purchase all of the Call Securities of the Holder. Even after receipt of a Call Notice, at any time until the Call Closing Date, the Holder may exercise any portion of this Warrant, in whole or in part. Subject to the terms hereof, on the Call Closing Date, the Company shall purchase, and the Holder shall sell to the Company, all of the Call Securities outstanding on the Call Closing Date for an aggregate purchase price equal to the product of (1) the aggregate number of Warrant Shares then issuable under the Call Securities and (2) $0.001 (the “Call Amount”). On the Call Closing Date, the Company shall pay the Call Amount to the Holder, in cash by wire transfer to an account in a bank located in the United States designated by the Holder. On the Call Closing Date, the Holder shall surrender the Call Securities to the Company against payment of the Call Amount as above provided. Notwithstanding anything herein to contrary, the Company may revoke its Call Notice at any time prior to its payment of the Call Amount, and the Company is in no way obligated to purchase this Warrant upon the event of a Call Trigger.

Section 4.         Transfer of Warrant.

f)    Transferability. Subject to compliance with any applicable securities laws and the conditions set forth herein and to the provisions of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B, duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of up to that certain number of Warrant Shares assigned to the assignee(s) without having a new Warrant issued.

g)    New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Issuance Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

h)    Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company and its transfer agent for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

i)    Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

j)    Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5.         Miscellaneous.

o)    No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(c)(i), except as expressly set forth in Section 3. In no event shall the Company be required to net cash settle an exercise of this Warrant.

p)    Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

q)    Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

r)    Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

s)    Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

t)    Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

u)    Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

v)    Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

w)    Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

x)    Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

y)    Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

z)    Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

aa)    Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

bb)    Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

Registration Rights Agreement. The Company agrees that the Holder shall have registration rights such that the Warrant Shares shall be considered Registrable Securities under, and as defined in, the Company’s Registration Rights Agreement, dated as of the Issuance Date , as amended, amended and restated, superseded, modified or replaced from time to time (the “Registration Rights Agreement”), and the Company and the Holder agree that the Holder shall have all the rights and obligations of a Holder (as defined in the Registration Rights Agreement) with respect to such Warrant Shares under the Registration Rights Agreement.

********************

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

SUPER LEAGUE ENTERPRISE, INC.

By:
Name: Matt Edelman
Title: CEO & President

ANNEX G

FORM OF SERIES B WARRANT TO PURCHASE COMMON STOCK

(Annex G Follows)

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

FORM OF COMMON STOCK PURCHASE WARRANT

SUPER LEAGUE ENTERPRISE, INC.

Warrant Shares: [ ]	Issuance Date: October [ ], 2025

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [ ], or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date that is one (1) year from the date hereof (the “Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the one (1) year anniversary of the Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Super League Enterprise, Inc., a Delaware corporation (the “Company”), up to [ ] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.         Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated October [ ], 2025, among the Company and the purchasers signatory thereto.

Section 2.         Exercise.

a)    Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(c)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)    Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $1.00, subject to adjustment hereunder (the “Exercise Price”).

c)    Mechanics of Exercise.

i.    Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate (or delivery by email of an electronic book-entry statement), registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after delivery of the aggregate Exercise Price to the Company (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii.    Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.    Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(c)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.    No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v.    Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vi.    Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3.         Certain Adjustments; Call Option.

a)    Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock, pro rata to all record holders of the Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price for all shares of Common Stock issuable pursuant to this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.

b)    Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization or change in the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 3(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

c)    [Reserved].

d)    Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

e)    Notice to Holder.

i.    Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii.    Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) payable pro rata to the holders of the Company’s Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, payable pro rata to the record holders of the Company’s Common Stock, (C) the Company shall authorize the granting to all record holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of the holders of the outstanding voting securities of the Company shall be required in connection with (i) any reclassification of the Common Stock, (ii) any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, (iii) any sale or transfer of all or substantially all of its assets, or (iv) any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, an initial notice (the “Initial Notice”) of the potential triggering of the Company’s obligation to notify the Holder of the occurrence of certain corporate actions pursuant to the terms of this Warrant, which Initial Notice shall ask Holder if it agrees to receive material, non-public information, and upon written confirmation of Holder that Holder agrees to receive such material, non-public information, the Company will deliver an additional notice to Holder (the “Corporate Action Notice”) stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such Initial Notice or Corporate Action Notice, or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall respond in writing to an Initial Notice regarding the Holder’s election whether to accept material non-public information within two (2) Business Days of the delivery of the Initial Notice by the Company. If the Company does not receive such written response from the Holder within such two (2) Business Day period, the Holder shall be deemed to have notified the Company that it does not elect to receive any material, non-public information. In the event the Holder either does not elect to receive material non-public information, or is deemed to elect not to receive material, non-public information, the Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein or pursuant to applicable law. The Company shall file with the Commission a Current Report on Form 8-K publicly disclosing the contents of the Corporate Action Notice as soon as reasonably practicable after such time as the Company’s Board of Directors determines in good faith that (i) such disclosure would not, and will not, cause a Material Adverse Effect, and (ii) the terms of any binding agreements or applicable laws permit the disclosure of the contents of such Corporate Action Notice, in each case, such filing shall occur no later than as required to be disclosed pursuant to the Exchange Act.

f)         Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company; provided, however, that the Company agrees not to adjust the Exercise Price in any way that would violate the listing rules of the Nasdaq Stock Market.

g)         Call Option. The Holder hereby grants to the Company the option (the “Call Option”), but not the obligation, to purchase this Warrant (the “Call Securities”) pursuant to this Section 3(g). The Call Option may be exercised by the Company, in the Company’s sole and absolute discretion, following the Company’s Common Stock closing at or above $3.00 per share for twenty (20) consecutive Trading Days (the “Call Trigger”). Beginning on the date immediately preceding the Call Trigger and ending on the date that is thirty (30) calendar days thereafter, the Company may deliver to the Holder a written notice (a “Call Notice”) that it has elected to exercise the Call Option, which Call Notice shall notify the Holder of the date (the “Call Closing Date”, which shall not be less than fifteen (15) nor more than thirty (30) days after the date of the initial Call Notice) on which the Company will purchase all of the Call Securities of the Holder. Even after receipt of a Call Notice, at any time until the Call Closing Date, the Holder may exercise any portion of this Warrant, in whole or in part. Subject to the terms hereof, on the Call Closing Date, the Company shall purchase, and the Holder shall sell to the Company, all of the Call Securities outstanding on the Call Closing Date for an aggregate purchase price equal to the product of (1) the aggregate number of Warrant Shares then issuable under the Call Securities and (2) $0.001 (the “Call Amount”). On the Call Closing Date, the Company shall pay the Call Amount to the Holder, in cash by wire transfer to an account in a bank located in the United States designated by the Holder. On the Call Closing Date, the Holder shall surrender the Call Securities to the Company against payment of the Call Amount as above provided. Notwithstanding anything herein to contrary, the Company may revoke its Call Notice at any time prior to its payment of the Call Amount, and the Company is in no way obligated to purchase this Warrant upon the event of a Call Trigger.

Section 4.         Transfer of Warrant.

a)    Transferability. Subject to compliance with any applicable securities laws and the conditions set forth herein and to the provisions of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B, duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of up to that certain number of Warrant Shares assigned to the assignee(s) without having a new Warrant issued.

b)    New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated as of the date hereof and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)    Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company and its transfer agent for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)    Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

e)    Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5.         Miscellaneous.

a)    No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(c)(i), except as expressly set forth in Section 3. In no event shall the Company be required to net cash settle an exercise of this Warrant.

b)    Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)    Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d)    Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)    Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f)    Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g)    Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)    Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i)    Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)    Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)    Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l)    Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m)    Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)    Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

SUPER LEAGUE ENTERPRISE, INC.
By:__________________________________________ Name: Matt Edelman Title: CEO & President

EXHIBIT A

NOTICE OF EXERCISE

TO:         SUPER LEAGUE ENTERPRISE, INC.

(1)    The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)    Payment shall take the form of wire transfer in lawful money of the United States

(3)    Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Name of Investing Entity/Party: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
(Please Print)

Address:

Phone Number:

Email Address:

Dated:	_______________ __, ______

Holder’s Signature:

Holder’s Address:

If a partial assignment, please designate the number of Warrant Shares being assigned to the Assignee:

ANNEX H

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

(Annex H Follows)

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SUPER LEAGUE ENTERPRISE, INC.

(Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware)

Super League Enterprise, Inc. (“Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.    That the name of this Corporation is Super League Enterprise, Inc., and that this Corporation was originally incorporated pursuant to the General Corporation Law on October 1, 2014 under the name Nth Games, Inc.

2.    That the Board of Directors duly adopted resolutions on September 17, 2025 proposing to amend and restate the Second Amended and Restated Certificate of Incorporation of this Corporation, declaring this Third Amended and Restated Certificate of Incorporation to be advisable and in the best interests of this Corporation and its stockholders, and authorizing the appropriate officers of this Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed Third Amended and Restated Certificate of Incorporation is as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended and restated in its entirety to read as follows:

FIRST: The name of this corporation is Super League Enterprise, Inc. (the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, DE 19801, New Castle County. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

FOURTH: The total number of shares which the Corporation shall have authority to issue is seven hundred sixty million (760,000,000) shares, of which seven hundred fifty million (750,000,000) shares shall be common stock, par value $0.001 per share (“Common Stock”), and ten million (10,000,000) shares shall be preferred stock, par value $0.001 per share (“Preferred Stock”). The Board of Directors of the Corporation may divide the Preferred Stock into any number of series, fix the designation and number of each such series, and determine or change the designation, relative rights, preferences, and limitations of any series of Preferred Stock. The Board of Directors (within the limits and restrictions of the adopting resolutions) may also increase or decrease the number of shares of Preferred Stock initially fixed for any series, but no decrease may reduce the number below the shares of Preferred Stock then outstanding and duly reserved for issuance.

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of the Common Stock of the Corporation.

A.	COMMON STOCK

1.    Voting. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, except as otherwise required by applicable law, holders of Common Stock shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of the Preferred Stock or one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Third Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) or applicable law. There shall be no cumulative voting.

2.    Dividends.

2.1    Dividends Generally. Any dividends declared or paid in any fiscal year shall be declared or paid among the holders of the Common Stock then outstanding, pro rata and pari passu based on the number of shares held by each such holder. The right to receive dividends on shares of Common Stock shall not be cumulative.

2.2    Non-Cash Distributions. Whenever a dividend provided for in this Section 2 shall be payable in property other than cash, the value of such dividend shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors.

3.    Payments to Holders of Common Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its holders of Common Stock shall be distributed among the holders of shares of Common Stock, pro rata and pari passu based on the number of shares held by each such holder.

FIFTH: Subject to any additional vote required by this Third Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

SIXTH: The number of directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation.

SEVENTH: Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

EIGHTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

NINTH: To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Article Ninth to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended.

Any repeal or modification of the foregoing provisions of this Article Ninth by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

TENTH: To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which General Corporation Law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law.

Any amendment, repeal or modification of the foregoing provisions of this Article Tenth shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification.

ELEVENTH: For purposes of Section 500 of the California Corporations Code (to the extent applicable), in connection with any repurchase of shares of capital stock permitted under the Certificate of Incorporation from employees, officers, directors or consultants of the Corporation in connection with a termination of employment or services pursuant to agreements or arrangements approved by the Board of Directors (in addition to any other consent required under the Certificate of Incorporation), such repurchase may be made without regard to any “preferential dividends arrears amount” or “preferential rights amount” (as those terms are defined in Section 500 of the California Corporations Code). Accordingly, for purposes of making any calculation under California Corporations Code Section 500 in connection with such repurchase, the amount of any “preferential dividends arrears amount” or “preferential rights amount” (as those terms are defined therein) shall be deemed to be zero (0).

TWELFTH: The Board of Directors shall be divided into three classes, Class I, Class II and Class III, with each class having as equal a number of members as reasonably possible. The initial term of office of the Class I, Class II and Class III directors shall expire at the annual meeting of stockholders of the Corporation in 2021, 2022 and 2023, respectively. Beginning in 2021, at each annual meeting of stockholders of the Corporation, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes by the Board of Directors so as to maintain the number of directors in each class as nearly equal as is reasonably possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director, even though such decrease may result in an inequality of the classes until the expiration of such term. A director shall hold office until the annual meeting of stockholders of the Corporation in the year in which his or her term expires and until his or her successor shall be elected and qualified, subject, however, to prior death, resignation, retirement or removal from office. Except as otherwise provided by law, directors may only be removed for cause and only upon the vote of the holders of at least a majority of the voting power of the shares entitled to vote generally in the election of directors. Except as required by law or the provisions of this Certificate of Incorporation, all vacancies on the Board of Directors and newly-created directorships shall be filled by the Board of Directors. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the then authorized number of directors shall be increased by the number of directors so to be elected, and the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

*         *         *         *         *

3.         That this Third Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this Corporation’s Second Amended and Restated Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

IN WITNESS WHEREOF, this Third Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this Corporation on October [         ], 2025.

By:
Matt Edelman, CEO & President

ANNEX I

AMENDMENT NO. 1 TO THE SUPER LEAGUE ENTERPRISE, INC. 2025 OMNIBUS EQUITY INCENTIVE PLAN

(Annex I Follows)

I-1

AMENDMENT NO. 1 TO

THE SUPER LEAGUE

ENTERPRISE, INC.

2025 OMNIBUS EQUITY

INCENTIVE PLAN

This Amendment No. 1 (this “Amendment”) to the Super League Enterprise, Inc. 2025 Omnibus Equity Incentive Plan (as may be amended from time to time, the “Plan”) is made as of the Effective Date (as defined below). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

WHEREAS, Section 17.2 of the Plan permits the Board to amend, suspend or terminate the Plan at any time and from time to time, subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules;

WHEREAS, the Board desires to amend the Plan to increase the number of Shares available for grant under the Plan to up to 7,000,000 Shares; and

WHEREAS, this Amendment shall be submitted to the Company’s stockholders for approval, and shall become effective as of the date on which the Company’s stockholders approve such Amendment (the “Effective Date”); and

WHEREAS, if the Company’s stockholders fail to approve this Amendment, the existing Plan shall continue in full force and effect.

NOW, THEREFORE, pursuant to Section 13.2 of the Plan, the Plan is hereby amended as follows, effective as of the Effective Date:

1.    Section 5.1 of the Plan shall be, and hereby is, amended and restated in its entirety to read as follows:

“5.1. Basic Limitation. Shares offered under this Plan shall be authorized but unissued shares, or treasury shares. Subject to adjustment upon changes in capitalization of the Company as provided in Section 13 and the automatic increase set forth in Section 5.2, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan will be equal to (a) 7,000,000 Shares plus (b) any Shares subject to awards granted under the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) that, after the date the 2014 Plan is terminated, are cancelled, expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2014 Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to clause (b) equal to 516,367 Shares. In addition, Shares may become available for issuance under Sections 5.2 and 5.3. The Shares may be authorized but unissued, or reacquired Common Stock. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan. Notwithstanding the foregoing, Shares issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company or any Subsidiary (“Substitute Awards”) shall not count against the Cap, and to the extent permitted by the rules of the stock exchange on which the Shares are then listed or quoted, shares under a stockholder approved plan of an acquired company (adjusted to reflect the transaction) may be used for Awards under the Plan and do not count against the Cap. In addition, Shares issued pursuant to Awards granted under the Plan that satisfy the requirements of the “inducement grant exception” under NASDAQ Listing Rule 5635(c) (or any successor rule or analogous rule of another applicable stock exchange) (“Inducement Awards”) shall not count against the Cap. The Award Agreement for any Award intended to be an Inducement Award must state that the Award subject thereto is intended to be an Inducement Award.

I-2

2.    Except as expressly amended by this Amendment, all terms and conditions of the Plan shall remain in full force and effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment to the Super League Enterprise, Inc. 2025 Omnibus Incentive Plan, as of the date first indicated above.

SUPER LEAGUE ENTERPRISE, INC.

By:
Name:	Clayton Haynes
Title:	Chief Financial Officer

I-3